ANNUAL REPORT

----------------------
GE INSTITUTIONAL FUNDS

SEPTEMBER 30, 2002


[GE LOGO OMITTED]
WE BRING GOOD THINGS TO LIFE.

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                                                          GE INSTITUTIONAL FUNDS
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TABLE OF CONTENTS
--------------------------------------

LETTER FROM THE PRESIDENT .......................................  2

FINANCIAL INFORMATION

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

     U.S. Equity Fund ...........................................  4
     S&P 500 Index Fund .........................................  8
     Value Equity Fund .......................................... 16
     Mid-Cap Growth Fund ........................................ 20
     Mid-Cap Value Equity Fund .................................. 24
     Small-Cap Value Equity Fund ................................ 28
     International Equity Fund .................................. 32
     Europe Equity Fund ......................................... 36
     Emerging Markets Fund ...................................... 40
     Premier Growth Equity Fund ................................. 45
     Premier Research Equity Fund ............................... 48
     Premier International Equity Fund .......................... 51
     Income Fund ................................................ 55
     Strategic Investment Fund .................................. 63
     Money Market Fund .......................................... 69

NOTES TO PERFORMANCE ............................................ 71

NOTES TO SCHEDULES OF INVESTMENTS ............................... 73

FINANCIAL STATEMENTS

     Financial Highlights ....................................... 74
     Notes to Financial Highlights .............................. 81
     Statements of Assets and Liabilities ....................... 82
     Statements of Operations ................................... 86
     Statements of Changes in Net Assets ........................ 90
     Notes to Financial Statements .............................. 94
REPORT OF INDEPENDENT ACCOUNTANTS ...............................105

TAX INFORMATION .................................................106

ADDITIONAL INFORMATION ..........................................107

INVESTMENT TEAM                                                  109

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                       LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Attached is the annual report for the GE Institutional Funds for the 12-month period ended September 30, 2002. I encourage you to read this letter for a view of what has been going on in the investment markets over the past few years and some ideas on how to prepare for your financial future. More specific information about the performance of each GE Institutional Fund is also included in this publication, including commentaries from each of our portfolio managers and detailed data on each specific Fund.


MARKET OVERVIEW
The last 12 months began on a very somber note. The U.S. was still coping with the tragedy of the terrorist attacks that shocked America on September 11, 2001. The nation was in the midst of determining its next steps to respond to the attacks, and protect against future attacks. It was clearly a time of uncertainty and concern. The U.S. economy initially appeared to be dealt a serious blow by the attacks, but it quickly began to show positive movement. After declining through the first nine months of 2001, the economy grew modestly in the fourth quarter. To help the situation, the Federal Reserve continued to reduce short-term interest rates in the closing months of the year, as it had throughout 2001. That seemed to create a more favorable atmosphere, both for the economy and the equity markets, as we entered 2002.

The economy maintained its strength through the first quarter of 2002, but other concerns began to capture the nation's attention. Domestically, the first of what turned out to be a string of corporate accounting scandals came to light, most notably the Enron case. Overseas, growing tensions in the Middle East and Asia were fanning fears about a broader world conflict. These and other matters began to generate a sense of unease for investors.

As the year continued, even the recovering U.S. economy became a growing concern. While the economy generated solid growth in the first quarter of 2002, it slowed significantly during the second quarter, and, by the end of the 12-month period, while the economy was holding its own, it certainly wasn't enjoying a traditional post-recession bounce.

After enjoying a solid start to the 12-month period, beginning in October 2001, equity markets have mostly struggled in 2002, sending stock indices to what are likely to be their third consecutive calendar year of losses. Investor confidence was clearly shaken by continued revelations of corporate malfeasance, beginning with Enron, but continuing with other prominent firms including Global Crossing, Adelphia and Worldcom. Stocks declined most significantly beginning in the summer of 2002 and continuing through September. By the end of the period, stocks, as measured by the Standard & Poor's 500, dropped 45% from the highs they reached in early 2000. It was a decline that matched the last significant bear market in America, which took place in 1973 and 1974. For the 12-month period, the Dow Jones Industrial Average lost 14.2%, while the S & P 500 and the technology-heavy NASDAQ Composite Index both declined by 21%.

Bond markets once again proved to be a safer haven for investors over the past 12 months. It wasn't expected to necessarily be that way, with the economy initially showing positive signs of growth early in the period. Rates edged higher on longer-term bonds through the early months of 2002, but, as confidence about the strength of the economic rebound began to erode, interest rates reversed course. By the end of September, 2002, rates on 30-year and 10-year U.S. Treasury securities reached their lowest levels in years. Interest rates on short-term securities declined slightly, but not as dramatically. This was consistent with the policy of the Federal Reserve, which took a neutral stance on changing interest rates in the first nine months of 2002. Some segments of the bond market, most notably corporate debt securities, had more difficulties, as they seemed to be negatively affected by some of the same issues that plagued the equity markets during the period.

Foreign equity markets also went through some difficulties during the past year. Generally, they held up better than U.S. stocks, but offered little refuge from what proved to be a fairly pessimistic view of the global economic environment. There were some exceptions, most notably among emerging market nations. A select group of these developing markets showed surprising strength in the past year. More industrialized nations generally had a more difficult time. One notable trend that took hold in 2002 was the weakening of the U.S. dollar, which temporarily helped to boost returns for U.S. investors in overseas markets. But it wasn't enough to overcome a generally negative investment environment.


MARKET OUTLOOK
The U.S. economy has shown a fair amount of resilience over the past year, despite facing a number of challenges. Consumer spending has helped to keep the economy moving

--------------------------------------------------------------------------------

in a positive direction, but there is some concern about whether consumers can continue to carry the ball. Corporate spending has remained a sore spot, with little indication that a significant change is in the offing. That continues to raise concerns about the direction of the economy. On the positive side, even at modest levels, a growing economy has helped some companies begin to improve their profit picture. That is likely to create a more favorable environment for equity investors, helping to overcome some of the impact of the past two-and-a-half years of extremely challenging markets. If the economy can grow at more significant rates, that should provide a further boost to stocks. The bond market ended the period with interest rates at extremely low levels, and they are unlikely to go much lower from here. That could create some short-term risk in the bond market, though expectations for modest inflation can help to maintain a fair amount of stability. Foreign equity markets are likely to benefit from an improved global economic environment if that comes to pass, though ongoing concerns about world tensions may come into play in the performance of overseas stocks.


FUND HIGHLIGHTS
In this difficult investment environment, Funds within the GE Institutional family generated results that are worth pointing out.

For the one-year period ending September 30, 2002, the GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND ranked in the top 25% of its peer group. The GE INSTITUTIONAL SMALL-CAP VALUE FUND earned a five-star ranking, the highest issued by the independent mutual fund rating agency Morningstar.


MAKING YOUR WAY THROUGH A MUDDY MARKET
This has been one of the most challenging markets that investors have faced in the past quarter-century. We will all welcome the time when we can officially lay this bear market to rest. However, it doesn't mean that making money in the markets will once again become as easy as it seemed in the late 1990s. A number of challenges face the markets as we approach 2003. At the same time, Americans need to also be applauded for their resolve in the face of many challenging obstacles. Despite unprecedented news, ranging from terrorist attacks to corporate accounting fraud, most investors appear to be convinced that over the long run, economic fundamentals will improve and that the markets will again provide positive opportunities.

That's an important position to maintain as we look to the future. As has been the case throughout its history, America often responds to challenges with results that are positive for investors. Most important is for you to take full advantage of the opportunity to own a well-diversified portfolio that appropriately allocates assets among different investments. Your portfolio should be designed to achieve the results you desire within a level of risk you can manage given your circumstances and the time you have to reach your goals.

At GE Institutional Funds, we take seriously our commitment to helping you make your goals a reality. Like you, we are focused on the long-term possibilities that the investment markets have to offer and continue to work hard to position our portfolios in ways that give you the best opportunity for success. To stay in touch with us, I encourage you to look at our website at www.geassetmanagement.com.



Sincerely,



/S/SIGNATURE
Michael J. Cosgrove
CHAIRMAN, GE INSTITUTIONAL FUNDS
NOVEMBER 1, 2002



MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

                                                                U.S. EQUITY FUND
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Q & A

Q. HOW DID THE GE INSTITUTIONAL U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2002?

A. The GE Institutional U.S. Equity Fund declined 17.28% for the Investment Class shares and declined 17.53% for the Service Class shares for the twelve-month period ended September 30, 2002. The Fund's benchmark, the S&P 500 Index, declined 20.49% over the period and its Lipper Peer group of Large-Cap Core funds lost 20.41% for the year.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE PERIOD?

A. The twelve months ended September 30, 2002 represented a very difficult period for the markets. The terrorist attacks of September 11, 2001 marked a significant shock to the economy, which the financial markets have struggled to overcome this past year. The portfolio outperformed its benchmark due to a decision to underemphasize the struggling technology and telecommunications sectors. The Fund also benefited from good stock selection across several sectors, including technology, capital goods, telecommunications, energy, healthcare, and utilities.

Q. WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. While the technology sector for the S&P 500 Index declined more than 30%, our technology holdings as a group performed better than the benchmark. A significant contributor was Intuit, a software company known for its Turbo-tax and Quicken products, which saw its stock value rise 27% over this period. Another technology holding that performed well was Dell Computer, up almost 27% despite a difficult environment for personal computer sales.

    The consumer discretionary sector, which includes retail stores, hotels, restaurants, media, and auto companies, negatively affected the portfolio the most during the twelve months. While we reduced our emphasis in the sector due to concerns over falling demand on the part of consumers in the wake of September 11th, several of our holdings in retail and media struggled due to fundamental business weakness. In the retail industry, Home Depot struggled over the period, declining more than 30% on concerns that sales would be weak as consumers postponed shopping for the home. Media stocks were the other area that was greatly affected, due to declining advertising spending and uncertainty about the earnings outlook. Interpublic Group, Liberty Media, Comcast, and Charter Communications were holdings that negatively impacted performance.

Q. HOW HAVE THE CORPORATE ACCOUNTING SCANDALS AFFECTED THE INVESTMENT ENVIRONMENT AND THE FUND?

A. There is no question that the corporate accounting scandals have had a negative impact on investor confidence. In addition to the Enron debacle, several other high profile scandals, including potential misappropriation of company funds at Tyco, alleged insider trading by Martha Stewart (and others) in the biotechnology company ImClone, and possible accounting fraud at Worldcom, have ignited investors' fears regarding U.S. companies. Corporate governance is an issue of increasing importance. Boards of Directors are being scrutinized for independence following several high profile lapses in oversight. While "visibility of earnings" was the mantra of the past year, "credibility of earnings" has quickly supplanted this notion. The trust and confidence in standard financial information has been called into question and a number of regulatory changes appear to be in the offing.

    To date, the Fund has not been directly affected by the accounting scandals. The Fund did not own Enron, ImClone, or Worldcom, and owns a very small position in Tyco. It is obviously very hard to anticipate these irregularities. In our due diligence process, we make every attempt to assess the quality of company management along with their balance sheets and other financial measures.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe that uncertainty about the timing of the recovery in corporate earnings will keep the stock market in a narrow trading range for the next few quarters. This is the kind of environment in which our approach to bottom-up stock selection, driven by fundamental research, should pay off and help us generate returns that are superior to those of the market as a whole.

                                                                U.S. EQUITY FUND
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--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
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INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:
                            U.S. Equity Fund                    S&P 500
11/25/97                    $10,000.00                          $10,000.00
3/98                         11,529.14                           11,588.04
9/98                         10,628.43                           10,788.18
3/99                         13,467.20                           13,736.76
9/99                         13,632.57                           13,787.86
3/00                         15,585.02                           16,232.22
9/00                         15,363.95                           15,613.58
3/01                         14,001.90                           12,685.18
9/01                         12,677.07                           11,451.37
3/02                         14,231.52                           12,711.00
9/02                         10,486.38                            9,104.81


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                      ONE     THREE      SINCE
                     YEAR      YEAR    INCEPTION*    COMMENCEMENT
--------------------------------------------------------------------------------
U.S. Equity Fund    -17.28%   -8.37%     0.98%          11/25/97
--------------------------------------------------------------------------------
S&P 500             -20.49%  -12.92%    -1.92%
--------------------------------------------------------------------------------


SERVICE CLASS SHARES
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:
                            U.S. Equity Fund              S&P 500
1/3/2001                    $10,000.00                    $10,000.00
1/01                         10,480.46                     10,357.02
2/01                          9,894.14                      9,413.57
3/01                          9,372.96                      8,815.97
4/01                         10,000.00                      9,501.52
5/01                         10,073.29                      9,565.21
6/01                          9,666.12                      9,331.41
7/01                          9,633.55                      9,240.44
8/01                          9,128.66                      8,661.89
9/01                          8,477.20                      7,958.49
10/01                         8,656.35                      8,109.81
11/01                         9,201.95                      8,732.12
12/01                         9,337.57                      8,808.80
1/02                          9,222.70                      8,680.20
2/02                          9,157.06                      8,512.81
3/02                          9,501.68                      8,834.09
4/02                          9,042.19                      8,297.56
5/02                          9,001.16                      8,236.28
6/02                          8,328.33                      7,650.05
7/02                          7,680.11                      7,053.38
8/02                          7,811.40                      7,099.54
9/02                          6,990.87                      6,327.80



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                         ONE          SINCE
                        YEAR         INCEPTION*       COMMENCEMENT
--------------------------------------------------------------------------------
U.S. Equity Fund        -17.53%       -18.57%            1/03/01
--------------------------------------------------------------------------------
S&P 500                 -20.49%       -23.01%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.


SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $230,182 (in thousands)

[PIE CHART OMITTED]
PLOT POINTS TO FOLLOW:

Financials                           20.1%
Healthcare                           16.7%
Industrials                          12.9%
Consumer - Discretionary             10.9%
Information Technology                8.8%
Energy                                8.5%
Short Term                            7.6%
Consumer - Staples                    6.9%
Telecommunication Services            3.0%
Materials                             2.3%
Utilities                             2.3%





TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
   Citigroup Inc.                                      3.77%
--------------------------------------------------------------------------------
   Cardinal Health Inc.                                2.92%
--------------------------------------------------------------------------------
   Johnson & Johnson                                   2.84%
--------------------------------------------------------------------------------
   Exxon Mobil Corp.                                   2.80%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     2.66%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         2.63%
--------------------------------------------------------------------------------
   Federal National Mortgage Assoc.                    2.58%
--------------------------------------------------------------------------------
   First Data Corp.                                    2.27%
--------------------------------------------------------------------------------
   American International Group                        2.13%
--------------------------------------------------------------------------------
   Bank of America Corp.                               1.66%
--------------------------------------------------------------------------------




* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
  SEE NOTES TO PERFORMANCE.
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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                                                                U.S. EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
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--------------------------------------------------------------------------------
                                U.S. EQUITY FUND
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--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.3%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 11.6%

AOL Time Warner Inc. ..............   40,877    $   478,261(a)
Best Buy Co. Inc. .................   16,684        372,220(a)
Carnival Corp. ....................   62,709      1,573,996
Catalina Marketing Corp. ..........   56,206      1,578,264(a)
Charter Communications Inc.
   (Class A) ......................   38,090         70,847(a,j)
Comcast Corp. (Class A) ...........  132,295      2,759,674(a)
Costco Wholesale Corp. ............   11,445        370,475(a)
Delphi Corp. ......................   22,775        194,726
eBay Inc. .........................    2,787        147,181(a)
Gannett Co Inc. ...................    7,827        564,953
Home Depot Inc. ...................  132,001      3,445,226
Interpublic Group Cos. Inc. .......   39,948        633,176
Liberty Media Corp. (Series A) ....  375,636      2,697,066(a)
Lowe's Cos. Inc. ..................   26,047      1,078,346
Omnicom Group .....................   25,359      1,411,989
Target Corp. ......................  101,374      2,992,560
Viacom Inc. (Class B) .............   47,246      1,915,825(a)
Wal-Mart Stores Inc. ..............   49,238      2,424,479
Walt Disney Co. ...................   31,731        480,407
                                                 25,189,671

CONSUMER - STAPLES -- 7.3%

Anheuser-Busch Cos Inc. ...........   34,401      1,740,691
Avon Products Inc. ................   29,756      1,371,752
Colgate-Palmolive Co. .............   16,713        901,666
General Mills Inc. ................    9,290        412,662
Kimberly-Clark Corp. ..............   38,793      2,197,236
PepsiCo. Inc. .....................   99,159      3,663,925
Philip Morris Cos. Inc. ...........   38,044      1,476,107
Procter & Gamble Co. ..............   14,632      1,307,808
Sara Lee Corp. ....................   51,534        942,557
Sysco Corp. .......................   39,913      1,133,130
The Gillette Co. ..................   27,174        804,350
                                                 15,951,884

ENERGY -- 8.9%

Anadarko Petroleum Corp. ..........   22,074        983,176
Baker Hughes Inc. .................   64,334      1,867,616
BP plc. ADR .......................   26,747      1,067,205
Burlington Resources Inc. .........   34,537      1,324,839
ChevronTexaco Corp. ...............   32,135      2,225,349
ConocoPhillips ....................   31,841      1,472,328
EnCana Corp. ......................   45,058      1,356,246
Exxon Mobil Corp. .................  202,208      6,450,435
Nabors Industries Ltd. ............   51,168      1,675,752(a)
Schlumberger Ltd. .................   27,871      1,071,919
                                                 19,494,865

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
FINANCIAL -- 21.3%

Aflac Inc. ........................   17,651 $      541,709
American Express Co. ..............   74,345      2,318,077
American International Group ......   89,836      4,914,029(h)
Bank of America Corp. .............   59,744      3,811,667
Bank One Corp. ....................   41,307      1,544,882
Berkshire Hathaway Inc. (Class B) .      571      1,407,515(a)
Capital One Financial Corp. .......   29,326      1,024,064
Chubb Corp. .......................    2,787        152,811
Citigroup Inc. ....................  292,315      8,667,140(h)
Federal Home Loan Mortgage Corp. ..   19,742      1,103,578
Federal National Mortgage Assoc. ..   99,805      5,942,390
Fidelity National Financial Inc. ..    3,252         93,430
FleetBoston Financial Corp. .......   30,193        613,824
Hartford Financial Services
   Group Inc. .....................   53,470      2,192,270
Lehman Brothers Holdings Inc. .....   10,197        500,163
Lincoln National Corp. ............   19,742        603,118
Loews Corp. .......................    1,394         59,789
Marsh & McLennan Cos. Inc. ........   58,603      2,440,229
Mellon Financial Corp. ............   15,511        402,200
Morgan Stanley ....................   20,008        677,871
St Paul Cos .......................   13,935        400,213
State Street Corp. ................   28,103      1,085,900(e)
The Allstate Corp. ................   38,173      1,357,050
Travelers Property Casualty Corp.
   (Class B) ......................    3,056         41,348(a)
US Bancorp ........................   18,580        345,216
Wachovia Corp. ....................   26,477        865,533
Wells Fargo & Co. .................   70,060      3,374,090
                                                 46,480,106

HEALTHCARE -- 17.5%

Abbott Laboratories ...............   39,019      1,576,368
Apogent Technologies Inc. .........   44,513        830,613(a)
Baxter International Inc. .........   20,812        635,807
Biogen Inc. .......................    7,978        233,516(a)
Bristol-Myers Squibb Co. ..........   51,793      1,232,673
Cardinal Health Inc. ..............  108,050      6,720,710
Dentsply International Inc. .......   25,773      1,035,301
Eli Lilly & Co. ...................    9,987        552,681
IMS Health Inc. ...................   17,768        265,987
Johnson & Johnson .................  120,876      6,536,974
Lincare Holdings Inc. .............   71,535      2,220,446(a)
Medtronic Inc. ....................   12,049        507,504
Merck & Co Inc. ...................   82,915      3,790,045
Pfizer Inc. .......................  208,727      6,057,258
Pharmacia Corp. ...................   48,890      1,900,843
Sybron Dental Specialties Inc. ....   10,916        152,715(a)
Tenet Healthcare Corp. ............   24,906      1,232,847(a)
UnitedHealth Group Inc. ...........   10,733        936,132
Wyeth .............................   60,964      1,938,655
                                                 38,357,075

INDUSTRIALS -- 13.5%

Automatic Data Processing .........   52,722      1,833,144
Burlington Northern
   Santa Fe Corp. .................   39,963        955,915





--------------
See Notes to Schedules of Investments and Notes to Financial statements.

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                                                                U.S. EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Certegy Inc. ......................   41,806   $    840,301(a)
Concord EFS Inc. ..................   53,683        852,486(a)
Danaher Corp. .....................    8,065        458,495
Dover Corp. .......................   83,380      2,116,184
Eaton Corp. .......................    6,735        429,289
Emerson Electric Co. ..............   51,802      2,276,180
Equifax Inc. ......................   58,528      1,272,399
First Data Corp. ..................  186,733      5,219,187
General Dynamics Corp. ............   30,371      2,470,073
Honeywell International Inc. ......   15,561        337,051
Molex Inc. (Class A) ..............  106,724      2,241,097
Northrop Grumman Corp. ............    7,037        872,869
Paychex Inc. ......................    3,484         84,557
Pitney Bowes Inc. .................   14,915        454,758
The Boeing Co. ....................    7,432        253,654
3M Co. ............................   17,382      1,911,499
Tyco International Ltd. ...........    7,432        104,791
United Technologies Corp. .........   58,776      3,320,256
Waste Management Inc. .............   55,509      1,294,470
                                                 29,598,655

INFORMATION TECHNOLOGY -- 9.2%

Analog Devices Inc. ...............   30,890        608,533(a)
Applied Materials Inc. ............  136,678      1,578,631(a)
Cisco Systems Inc. ................  133,446      1,398,514(a)
Dell Computer Corp. ...............   96,260      2,263,073(a)
Electronic Data Systems Corp. .....   33,259        464,961
Intel Corp. .......................  151,895      2,109,822
International Business
   Machines Corp. .................   27,871      1,627,388
Intuit Inc. .......................   59,761      2,720,918(a)
Microsoft Corp. ...................  140,087      6,127,405(a)
Oracle Corp. ......................   40,056        314,840(a)
Qualcomm Inc. .....................    1,379         38,088(a)
Texas Instruments Inc. ............   32,688        482,802
Unisys Corp. ......................   69,829        488,803(a)
                                                 20,223,778

MATERIALS -- 2.5%

Alcoa Inc. ........................   45,808        884,094
Barrick Gold Corp. ................   52,954        823,435
Bowater Inc. ......................   10,219        360,731
Du Pont EI de Nemours & Co. .......   19,045        686,953
Rohm & Haas Co. ...................   17,419        539,989
Weyerhaeuser Co. ..................   47,791      2,091,812
                                                  5,387,014

TELECOMMUNICATION SERVICES -- 3.1%

AT&T Corp. ........................  142,091      1,706,513
SBC Communications Inc. ...........   65,032      1,307,143
Verizon Communications Inc. .......   56,903      1,561,418
Vodafone Group PLC. ADR ...........  180,065      2,310,234(j)
                                                  6,885,308


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

UTILITIES -- 2.4%

Dominion Resources Inc./VA ........   35,060  $   1,778,594
Duke Energy Corp. .................   44,151        863,152
Entergy Corp. .....................   30,080      1,251,328
Exelon Corp. ......................   13,935        661,913
TXU Corp. .........................   15,933        664,566
                                                  5,219,553

RIGHTS -- 0.0%

NTL Inc. (Series A) ...............    1,336             --(a,j)

TOTAL INVESTMENTS IN SECURITIES
   (COST $268,904,354) ............             212,787,909



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.0%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund ...............16,730,305     16,730,305(l)
State Street Navigator Securities
   Lending Prime Portfolio ........  663,497        663,497(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $17,393,802) .............              17,393,802


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (5.3)% .....................             (11,447,358)
                                                -----------

NET ASSETS-- 100% .................            $218,734,353
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The U.S. Equity Fund had the following long futures contracts open at September 30, 2002:

                           NUMBER     UNDERLYING
              EXPIRATION     OF        NOTIONAL    UNREALIZED
DESCRIPTION      DATE     CONTRACTS      VALUE    APPRECIATION
--------------------------------------------------------------------------------
S&P 500      December 2002    2        $407,350       $150




--------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

Q&A


Q. HOW DID THE GE INSTITUTIONAL S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2002?

A. The GE Insititutional S&P 500 Index Fund declined 20.74% for the twelve-month period ended September 30, 2002. By comparison, the S&P 500 Index returned -20.49% over the same period. The Fund outpaced the Lipper average of a peer group of 177 S&P 500 Index funds for that time period, which returned -21.01%.

Q.  WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE?

A. Over the course of the last year, the U.S. economy had at times shown some faint signs of improvement. However, recently the domestic equity market has suffered steep declines as disappointing economic data emerged over the last few months. Geopolitical risks and reports of corporate governance problems continue to dominate the headlines, causing the corporate sector to remain cautious and curtail much new spending. Technology continued to be affected the most in this environment, with the sector losing over 17% in September alone. Technology stocks represented just 13.9% of the S&P 500 Index by the end of the 12-month period, down from 18% at the beginning of the period, and well below the mid-30% level they had reached at their peak. Financial stocks have declined less over these time periods and have thus seen their weight in the Index climb to 20.8%, representing the largest sector weight in the S&P 500.

Q.  WHAT INVESTMENT STRATEGIES AFFECTED PERFORMANCE?

A. Our strategy is to fully replicate the S&P 500, owning all 500 stocks represented in the Index, matching their approximate capitalization weight in the Index. Cash is held to less than 5% of the total portfolio value. This methodology has helped the Fund consistently track the market's performance as reflected in the Index.

Q. WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The top five returning stocks for the last twelve months were TRW, Inc (+98%), Big Lots, Inc (+90%), Harrahs Entertainment (+78%), KB Home (+72%), and Worthington Industries (+71%). The worst-performing stocks for the last twelve months were Worldcom, Inc (-99%), Enron Corp (-99%), Conseco, Inc (-98%), Global Crossing (-98%), and Dynegy, Inc (-96%).

Q.  WHAT IS THE OUTLOOK FOR THE FUND?

A. Due to the passive investment style of the Fund, it will remain fully invested to the S&P 500 to provide as close tracking as possible to the S&P 500 Index. Therefore, we expect the Fund to perform in line with the stock market as a whole over the coming year.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:
                             S&P 500 Index Fund                      S&P 500
11/25/97                     $10,000.00                              $10,000.00
3/98                         11,643.72                               11,588.04
9/98                         10,862.80                               10,788.18
3/99                         13,888.39                               13,736.76
9/99                         13,949.31                               13,787.86
3/00                         16,475.47                               16,232.22
9/00                         15,878.84                               15,613.58
3/01                         12,901.20                               12,685.18
9/01                         11,618.01                               11,451.37
3/02                         12,868.15                               12,711.00
9/02                          9,208.40                                9,104.81



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                          ONE      THREE     SINCE
                         YEAR       YEAR   INCEPTION* COMMENCEMENT
--------------------------------------------------------------------------------
S&P 500 Index Fund      -20.74%   -12.93%    -1.69%     11/25/97
--------------------------------------------------------------------------------
S&P 500                 -20.49%   -12.92%    -1.92%


INVESTMENT PROFILE

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing primarily in equity securities of companies contained in that Index.


SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $74,575 (in thousands)

[PIE CHART OMITTED]
PLOT POINTS TO FOLLOW:
Financial                                  20.5%
Healthcare                                 15.1%
Consumer - Discretionary                   13.7%
Information Technology                     12.5%
Industrials                                11.7%
Consumer - Staples                         10.2%
Energy                                     6.0%
Telecommunication Services                  3.6%
Utilities                                   2.8%
Materials                                   2.7%
Short Term                                  1.2%






TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
   General Electric Co.                                3.22%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     3.11%
--------------------------------------------------------------------------------
   Wal-Mart Stores Inc.                                2.88%
--------------------------------------------------------------------------------
   Exxon Mobil Corp.                                   2.83%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         2.36%
--------------------------------------------------------------------------------
   Johnson & Johnson                                   2.12%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      1.97%
--------------------------------------------------------------------------------
   American International Group                        1.87%
--------------------------------------------------------------------------------
   The Coca-Cola Co.                                   1.56%
--------------------------------------------------------------------------------
   Procter & Gamble Co.                                1.52%
--------------------------------------------------------------------------------




*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              S&P 500 INDEX FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 98.4%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 13.6%

American Greetings (Class A) ......      600    $     9,660
AOL Time Warner Inc. ..............   43,750        511,875(a,h)
Autozone Inc. .....................    1,000         78,860(a)
Bed Bath & Beyond Inc. ............    2,900         94,453(a)
Best Buy Co. Inc. .................    3,200         71,392(a)
Big Lots Inc. .....................    1,100         17,413(a)
Black & Decker Corp. ..............      800         33,544
Brunswick Corp. ...................      800         16,832
Carnival Corp. ....................    5,800        145,580
Centex Corp. ......................      600         26,610
Circuit City Stores Inc. -
   Circuit City Group .............    2,000         30,300
Clear Channel
   Communications Inc. ............    6,100        211,975(a)
Comcast Corp. (Class A) ...........    9,300        193,998(a)
Cooper Tire & Rubber Co. ..........      700         11,298
Costco Wholesale Corp. ............    4,500        145,665(a)
Dana Corp. ........................    1,500         19,620
Darden Restaurants Inc. ...........    1,750         42,420
Delphi Corp. ......................    5,518         47,179
Dillard's Inc./AR (Class A) .......      800         16,144
Dollar General Corp. ..............    3,341         44,836
Dow Jones & Co. Inc. ..............      800         30,728
Eastman Kodak Co. .................    2,900         78,996
eBay Inc. .........................    2,700        142,587(a)
Family Dollar Stores ..............    1,700         45,696
Federated Department Stores .......    2,000         58,880(a)
Ford Motor Co .....................   17,777        174,215
Fortune Brands Inc. ...............    1,500         70,935
Gannett Co Inc. ...................    2,600        187,668
General Motors Corp. ..............    5,512        214,417
Harley-Davidson Inc. ..............    3,000        139,350
Harrah's Entertainment Inc. .......    1,100         53,031(a)
Hasbro Inc. .......................    1,550         17,252
Hilton Hotels Corp. ...............    3,700         42,106
Home Depot Inc. ...................   23,000        600,300
International Game Technology .....      900         62,226(a)
Interpublic Group Cos. Inc. .......    3,700         58,645
JC Penney Co. Inc. Holding Co .....    2,600         41,392
Johnson Controls Inc. .............      900         69,138
Jones Apparel Group Inc. ..........    1,300         39,910(a)
KB Home ...........................      500         24,420
Knight-Ridder Inc. ................      800         45,128
Kohl's Corp. ......................    3,300        200,673(a)
Leggett & Platt Inc. ..............    1,900         37,601
Liz Claiborne Inc. ................    1,100         27,445
Lowe's Cos. Inc. ..................    7,600        314,640
Ltd. Brands .......................    5,116         73,363

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Marriott International Inc.
   (Class A) ......................    2,400    $    69,576
Mattel Inc. .......................    4,300         77,443
Maytag Corp. ......................      800         18,544
McDonald's Corp. ..................   12,400        218,984
Meredith Corp. ....................      500         21,525
New York Times Co. (Class A) ......    1,500         68,175
Newell Rubbermaid Inc. ............    2,615         80,725
Nike Inc. (Class B) ...............    2,600        112,268
Nordstrom Inc. ....................    1,300         23,322
Office Depot Inc. .................    3,100         38,254(a)
Omnicom Group .....................    1,800        100,224
Pulte Homes Inc. ..................      600         25,578
RadioShack Corp. ..................    1,800         36,108(a)
Reebok International Ltd. .........      500         12,525(a)
Sears Roebuck and Co. .............    3,100        120,900
Snap-On Inc. ......................      500         11,490
Staples Inc. ......................    4,600         58,834(a)
Starbucks Corp. ...................    3,900         80,496(a)
Starwood Hotels & Resorts
   Worldwide Inc. (Class B) .......    2,000         44,600
Target Corp. ......................    8,800        259,776
The Gap Inc. ......................    8,462         91,813
The Goodyear Tire &
   Rubber Co. .....................    1,600         14,224
The May Department Stores Co. .....    2,900         66,033
The McGraw-Hill Cos. Inc. .........    1,900        116,318
The Sherwin-Williams Co. ..........    1,500         35,520
The Stanley Works .................      800         26,136
Tiffany & Co. .....................    1,400         30,002
TJX Cos. Inc. .....................    5,300         90,100
TMP Worldwide Inc. ................    1,100          9,900(a)
Toys R US Inc. ....................    2,000         20,360(a)
Tribune Co. .......................    2,982        124,677
TRW Inc. ..........................    1,200         70,260
Tupperware Corp. ..................      500          8,310
Univision Communications Inc.
   (Class A) ......................    2,300         52,440(a)
VF Corp. ..........................    1,100         39,578
Viacom Inc. (Class B) .............   17,331        702,772(a)
Visteon Corp. .....................    1,189         11,260
Wal-Mart Stores Inc. ..............   43,600      2,146,864
Walt Disney Co. ...................   20,000        302,800
Wendy's International Inc. ........    1,100         36,421
Whirlpool Corp. ...................      700         32,102
Yum! Brands Inc. ..................    3,000         83,130(a)
                                                 10,210,763

CONSUMER - STAPLES -- 10.1%

Alberto-Culver Co. (Class B) ......      600         29,418
Albertson's Inc. ..................    3,941         95,215
Anheuser-Busch Cos Inc. ...........    8,600        435,160
Archer-Daniels-Midland Co. ........    6,508         81,415
Avon Products Inc. ................    2,300        106,030
Brown-Forman Corp. (Class B) ......      700         46,865
Campbell Soup Co. .................    4,000         88,320





--------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Clorox Co. ........................    2,300    $    92,414
Coca-Cola Enterprises Inc. ........    4,400         93,456(h)
Colgate-Palmolive Co. .............    5,400        291,330
Conagra Foods Inc. ................    5,200        129,220
Coors (Adolph) (Class B) ..........      300         16,890
CVS Corp. .........................    3,900         98,865
General Mills Inc. ................    3,600        159,912
Hershey Foods Corp. ...............    1,300         80,665
HJ Heinz Co. ......................    3,500        116,795
Kellogg Co. .......................    4,000        133,000
Kimberly-Clark Corp. ..............    5,100        288,864
Kroger Co. ........................    7,800        109,980(a)
Pepsi Bottling Group Inc. .........    2,800         65,520
PepsiCo. Inc. .....................   17,210        635,910
Philip Morris Cos. Inc. ...........   20,800        807,040(h)
Procter & Gamble Co. ..............   12,700      1,135,126
RJ Reynolds Tobacco
   Holdings Inc. ..................      800         32,256
Safeway Inc. ......................    4,800        107,040(a)
Sara Lee Corp. ....................    7,706        140,943
Supervalu Inc. ....................    1,400         22,610
Sysco Corp. .......................    6,300        178,857
The Coca-Cola Co. .................   24,300      1,165,428
The Gillette Co. ..................   10,300        304,880
UST Inc. ..........................    1,700         47,957
Walgreen Co. ......................   10,000        307,600
Winn-Dixie Stores Inc. ............    1,300         17,056
WM Wrigley Jr Co. .................    2,200        108,878
                                                  7,570,915

ENERGY -- 6.0%

Amerada Hess Corp. ................      900         61,092
Anadarko Petroleum Corp. ..........    2,437        108,544
Apache Corp. ......................    1,430         85,014
Ashland Inc. ......................      700         18,753
Baker Hughes Inc. .................    3,370         97,831
BJ Services Co. ...................    1,500         39,000(a)
Burlington Resources Inc. .........    2,000         76,720
ChevronTexaco Corp. ...............   10,425        721,931
ConocoPhillips ....................    6,632        306,664
Devon Energy Corp. ................    1,564         75,463
EOG Resources Inc. ................    1,100         39,556
Exxon Mobil Corp. .................   66,216      2,112,290(h)
Halliburton Co. ...................    4,300         55,513
Kerr-McGee Corp. ..................    1,000         43,440
Marathon Oil Corp. ................    3,000         68,040
Nabors Industries Ltd. ............    1,400         45,850(a)
Noble Corp. .......................    1,300         40,300(a)
Occidental Petroleum Corp. ........    3,700        105,006
Rowan Cos Inc. ....................      900         16,776
Schlumberger Ltd. .................    5,700        219,222
Sunoco Inc. .......................      700         21,112
Transocean Inc. ...................    3,151         65,541
Unocal Corp. ......................    2,400         75,336
                                                  4,498,994



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

FINANCIAL -- 20.4%

ACE Ltd.                               2,600    $    76,986
Aflac Inc.                             5,000        153,450
AMBAC Financial Group Inc.             1,050         56,585
American Express Co.                  12,900        402,222(h)
American International Group          25,538      1,396,929(h)
AmSouth Bancorp                        3,600         74,664
AON Corp.                              2,700         55,323
Bank of America Corp.                 14,703        938,051(h)
Bank One Corp.                        11,364        425,014
BB&T Corp.                             4,700        164,688
Capital One Financial Corp.            2,200         76,824
Charter One Financial Inc.             2,373         70,526
Chubb Corp.                            1,700         93,211
Cincinnati Financial Corp.             1,600         56,928
Citigroup Inc.                        49,613      1,471,025
Comerica Inc.                          1,750         84,385
Countrywide Credit Ind Inc.            1,200         56,580
Equity Office Properties Trust         4,100        105,862
Equity Residential                     2,800         67,032
Federal Home Loan
   Mortgage Corporation.               6,800        380,120
Federal National Mortgage
   Association                         9,700        577,538
Fifth Third Bancorp                    5,719        350,174
First Tennessee National Corp.         1,200         41,604
FleetBoston Financial Corp.           10,281        209,013
Franklin Resources Inc.                2,600         80,860
Golden West Financial Corp.            1,500         93,270
Goldman Sachs Group Inc.               4,700        310,341
Hartford Financial Services
   Group Inc.                          2,400         98,400
Household International Inc.           4,506        127,565
Huntington Bancshares Inc.             2,378         43,256
Jefferson-Pilot Corp.                  1,450         58,145
John Hancock Financial
   Services Inc.                       2,900         80,620
JP Morgan Chase & Co.                 19,320        366,887
Keycorp                                4,100        102,377
Lehman Brothers Holdings Inc.          2,400        117,720
Lincoln National Corp.                 1,900         58,045
Loews Corp.                            1,900         81,491
Marsh & McLennan Cos. Inc.             5,400        224,856
Marshall & Ilsley Corp.                2,000         55,780
MBIA Inc.                              1,500         59,925
MBNA Corp.                            12,275        225,615
Mellon Financial Corp.                 4,400        114,092
Merrill Lynch & Co. Inc.               8,500        280,075
Metlife Inc.                           7,000        159,320
MGIC Investment Corp.                  1,000         40,830
Moody's Corp.                          1,500         72,750
Morgan Stanley                        10,800        365,904
National City Corp.                    6,000        171,180
North Fork Bancorporation Inc.         1,600         60,544
Northern Trust Corp.                   2,200         82,940




----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Plum Creek Timber Co. Inc.
   (REIT) .........................    1,800    $    40,698
PNC Financial Services
   Group Inc. .....................    2,800        118,076
Principal Financial Group .........    3,500         91,630(a)
Providian Financial Corp. .........    2,600         12,740
Prudential Financial Inc. .........    5,700        162,792(a)
Regions Financial Corp. ...........    2,300         75,141
Safeco Corp. ......................    1,200         38,136
Simon Property Group Inc. .........    1,700         60,741
SLM Corp. .........................    1,500        139,710
SouthTrust Corp. ..................    3,400         82,450
St. Paul Cos. .....................    2,100         60,312
State Street Corp. ................    3,200        123,648(e)
Stilwell Financial Inc. ...........    2,200         26,554
SunTrust Banks Inc. ...............    2,800        172,144
Synovus Financial Corp. ...........    2,900         59,798
T Rowe Price Group Inc. ...........    1,200         29,952
The Allstate Corp. ................    7,000        248,850
The Bank of New York Co. Inc. .....    7,100        204,054
The Bear Stearns Cos. Inc. ........    1,020         57,528
The Charles Schwab Corp. ..........   13,700        119,190
The Progressive Corp. .............    2,200        111,386
Torchmark Corp. ...................    1,200         41,112
Travelers Property Casualty Corp.
   (Class B) ......................   10,152        137,357(a)
Union Planters Corp. ..............    2,000         54,920
UnumProvident Corp. ...............    2,346         47,741
US Bancorp ........................   18,806        349,415
Wachovia Corp. ....................   13,410        438,373
Washington Mutual Inc. ............    9,433        296,857
Wells Fargo & Co. .................   16,700        804,272
XL Capital Ltd. ...................    1,300         95,550
Zions Bancorporation ..............      900         39,177
                                                 15,257,826

HEALTHCARE -- 15.1%

Abbott Laboratories ...............   15,300        618,120(h)
Aetna Inc. ........................    1,400         50,134
Allergan Inc. .....................    1,300         70,720
AmerisourceBergen Corp. ...........    1,022         72,991
Amgen Inc. ........................   12,576        524,419(a)
Anthem Inc. .......................    1,400         91,000(a)
Applera Corp. - Applied
   Biosystems Group ...............    2,100         38,430
Bausch & Lomb Inc. ................      500         16,585
Baxter International Inc. .........    5,900        180,245
Becton Dickinson & Co. ............    2,600         73,840
Biogen Inc. .......................    1,500         43,905(a)
Biomet Inc. .......................    2,625         69,904
Boston Scientific Corp. ...........    4,000        126,240(a)
Bristol-Myers Squibb Co. ..........   18,800        447,440
Cardinal Health Inc. ..............    4,375        272,125
Chiron Corp. ......................    1,900         66,386(a)
Cigna Corp. .......................    1,400         99,050
CR Bard Inc. ......................      500         27,315



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Eli Lilly & Co. ...................   11,000    $   608,740(h)
Forest Laboratories Inc. ..........    1,700        139,417(a)
Genzyme Corp.-Genl Division .......    2,100         43,281(a)
Guidant Corp. .....................    3,000         96,930(a)
HCA Inc. ..........................    5,100        242,811
Health Management Associates Inc.
   (Class A) ......................    2,300         46,506(a)
Healthsouth Corp. .................    3,800         15,770(a)
Humana Inc. .......................    1,600         19,840(a)
IMS Health Inc. ...................    2,900         43,413
Johnson & Johnson .................   29,168      1,577,405(h)
King Pharmaceuticals Inc. .........    2,466         44,807(a)
Manor Care Inc. ...................    1,100         24,728(a)
McKesson Corp. ....................    2,844         80,571
Medimmune Inc. ....................    2,500         52,300(a)
Medtronic Inc. ....................   11,900        501,228
Merck & Co Inc. ...................   22,000      1,005,620
Pfizer Inc. .......................   60,700      1,761,514(h)
Pharmacia Corp. ...................   12,621        490,704
Quintiles Transnational Corp. .....    1,200         11,412(a)
Schering-Plough Corp. .............   14,400        307,008
St. Jude Medical Inc. .............    1,800         64,260(a)
Stryker Corp. .....................    1,900        109,440
Tenet Healthcare Corp. ............    4,800        237,600(a)
UnitedHealth Group Inc. ...........    3,000        261,660
Watson Pharmaceuticals Inc. .......    1,100         26,961(a)
WellPoint Health Networks .........    1,400        102,620(a)
Wyeth .............................   13,000        413,400(h)
Zimmer Holdings Inc. ..............    1,890         72,463(a)
                                                 11,291,258

INDUSTRIALS -- 11.7%

Allied Waste Industries Inc. ......    1,800         13,230(a)
American Power Conversion .........    1,800         17,208(a)
American Standard Cos. Inc. .......      700         44,534(a)
AMR Corp. .........................    1,500          6,270(a)
Apollo Group Inc. (Class A) .......    1,700         73,831(a)
Automatic Data Processing .........    6,100        212,097
Avery Dennison Corp. ..............    1,100         62,678
Burlington Northern
   Santa Fe Corp. .................    3,700         88,504
Caterpillar Inc. ..................    3,400        126,548
Cendant Corp. .....................    9,938        106,933(a)
Cintas Corp.                           1,700         71,264
Concord EFS Inc. ..................    5,000         79,400(a)
Convergys Corp. ...................    1,700         25,551(a)
Cooper Industries Ltd.
   (Class A) ......................      900         27,315
Crane Co. .........................      500          9,880
CSX Corp. .........................    2,100         55,398
Cummins Inc. ......................      400          9,448
Danaher Corp. .....................    1,500         85,275
Deere & Co. .......................    2,300        104,535
Delta Air Lines Inc. ..............    1,200         11,148
Deluxe Corp. ......................      600         27,036
Dover Corp. .......................    2,000         50,760




----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Eaton Corp. .......................      700    $    44,618
Emerson Electric Co. ..............    4,100        180,154
Equifax Inc. ......................    1,400         30,436
FedEx Corp. .......................    2,900        145,203
First Data Corp. ..................    7,500        209,625
Fiserv Inc. .......................    1,900         53,352(a)
Fluor Corp. .......................      800         19,552
General Dynamics Corp.                 2,000        162,660
General Electric Co. ..............   97,500      2,403,375(h,k)
Genuine Parts Co. .................    1,700         52,088
Goodrich Corp. ....................    1,000         18,880
H&R Block Inc. ....................    1,800         75,618
Honeywell International Inc. ......    8,050        174,363
Illinois Tool Works Inc. ..........    3,000        174,990
Ingersoll-Rand Co. (Class A) ......    1,700         58,548
ITT Industries Inc. ...............      900         56,097
Lockheed Martin Corp. .............    4,400        284,548
Masco Corp. .......................    4,800         93,840
McDermott International Inc. ......      500          3,065(a)
Molex Inc. ........................    1,950         45,864
Navistar International Corp. ......      600         13,008
Norfolk Southern Corp. ............    3,800         76,722
Northrop Grumman Corp. ............    1,100        136,444
Paccar Inc. .......................    1,100         37,169
Pall Corp. ........................    1,200         18,948
Parker Hannifin Corp. .............    1,200         45,852
Paychex Inc. ......................    3,700         89,799
Pitney Bowes Inc. .................    2,400         73,176
Power-One Inc. ....................      800          2,384(a)
Raytheon Co. ......................    3,900        114,270
Robert Half International Inc. ....    1,800         28,566(a)
Rockwell Automation Inc. ..........    1,900         30,913
Rockwell Collins Inc. .............    1,800         39,492
RR Donnelley & Sons Co. ...........    1,100         25,861
Ryder System Inc. .................      700         17,451
Sabre Holdings Corp. (Class A) ....    1,428         27,632(a)
Southwest Airlines Co. ............    7,550         98,603
Textron Inc. ......................    1,400         47,740
The Boeing Co. ....................    8,200        279,866
3M Co. ............................    3,800        417,886
Thomas & Betts Corp. ..............      500          7,045(a)
Tyco International Ltd. ...........   19,566        275,881
Union Pacific Corp. ...............    2,500        144,675
United Parcel Service Inc.
   (Class B) ......................   10,900        681,577
United Technologies Corp. .........    4,600        259,854
Waste Management Inc. .............    5,870        136,888
WW Grainger Inc. ..................      900         38,295
                                                  8,761,716

INFORMATION TECHNOLOGY -- 12.5%

ADC Telecommunications Inc. .......    7,500          8,625(a)
Adobe Systems Inc. ................    2,300         43,930
Advanced Micro Devices Inc. .......    3,400         18,156(a)
Agilent Technologies Inc. .........    4,495         58,705(a)
Altera Corp. ......................    3,800         32,946(a)



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Analog Devices Inc. ...............    3,600    $    70,920(a)
Andrew Corp. ......................    1,100          7,205(a)
Apple Computer Inc. ...............    3,400         49,300(a)
Applied Materials Inc. ............   16,100        185,955(a)
Applied Micro Circuits Corp. ......    2,800          8,008(a)
Autodesk Inc. .....................    1,000         12,670
Avaya Inc. ........................    3,640          5,205(a)
BMC Software Inc. .................    2,300         30,061(a)
Broadcom Corp. (Class A) ..........    2,600         27,768(a)
CIENA Corp. .......................    4,500         13,365(a)
Cisco Systems Inc. ................   71,700        751,416(a,h)
Citrix Systems Inc. ...............    1,800         10,854(a)
Computer Associates
   International Inc. .............    5,650         54,240
Computer Sciences Corp. ...........    1,700         47,243(a)
Compuware Corp. ...................    3,700         11,285(a)
Comverse Technology Inc. ..........    1,800         12,582(a)
Corning Inc. ......................    9,300         14,880(a)
Dell Computer Corp. ...............   25,400        597,154(a)
Electronic Arts Inc. ..............    1,300         85,748(a)
Electronic Data Systems Corp. .....    4,600         64,308
EMC Corp./Massachusetts ...........   21,562         98,538(a)
Gateway Inc. ......................    3,000          8,910(a)
Hewlett-Packard Co. ...............   29,728        346,926
Intel Corp. .......................   65,500        909,795(h)
International Business
   Machines Corp. .................   16,700        975,113(h)
Intuit Inc. .......................    2,100         95,613(a)
Jabil Circuit Inc. ................    1,900         28,082(a)
JDS Uniphase Corp. ................   13,300         25,908(a)
Kla-Tencor Corp. ..................    1,900         53,086(a)
Lexmark International Inc.
   (Class A) ......................    1,300         61,100(a)
Linear Technology Corp. ...........    3,200         66,304
LSI Logic Corp. ...................    3,600         22,860(a)
Lucent Technologies Inc. ..........   33,590         25,528(a,h)
Maxim Integrated Products .........    3,200         79,232(a)
Mercury Interactive Corp. .........      800         13,728(a)
Micron Technology Inc. ............    5,900         72,983(a)
Microsoft Corp. ...................   53,100      2,322,594(a,h)
Millipore Corp. ...................      500         15,895
Motorola Inc. .....................   22,261        226,617
National Semiconductor Corp. ......    1,800         21,492(a)
NCR Corp. .........................    1,000         19,800(a)
Network Appliance Inc. ............    3,200         23,456(a)
Novell Inc. .......................    3,400          7,140(a)
Novellus Systems Inc. .............    1,400         29,134(a)
Nvidia Corp. ......................    1,400         11,984(a)
Oracle Corp. ......................   53,300        418,938(a)
Parametric Technology Corp. .......    2,500          4,500(a)
Peoplesoft Inc. ...................    3,000         37,110(a)
PerkinElmer Inc. ..................    1,200          6,540
PMC - Sierra Inc. .................    1,600          6,208(a)
QLogic Corp. ......................      900         23,436(a)
Qualcomm Inc. .....................    7,600        209,912(a)
Rational Software Corp. ...........    1,900          8,208(a)
Sanmina-SCI Corp. .................    5,100         14,127(a)



----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Scientific-Atlanta Inc. ...........    1,500    $    18,765
Siebel Systems Inc. ...............    4,800         27,600(a)
Solectron Corp. ...................    8,100         17,091(a)
Sun Microsystems Inc. .............   32,000         82,880(a)
Sungard Data Systems Inc. .........    2,700         52,515(a)
Symbol Technologies Inc. ..........    2,100         16,107
Tektronix Inc. ....................      900         14,787(a)
Tellabs Inc. ......................    4,000         16,280(a)
Teradyne Inc. .....................    1,800         17,280(a)
Texas Instruments Inc. ............   17,100        252,567
Thermo Electron Corp. .............    1,700         27,421(a)
Unisys Corp. ......................    3,200         22,400(a)
Veritas Software Corp. ............    4,000         58,680(a)
Waters Corp. ......................    1,300         31,525(a)
Xerox Corp. .......................    7,200         35,640(a)
Xilinx Inc. .......................    3,300         52,265(a)
Yahoo Inc. ........................    6,000         57,420(a)
                                                  9,314,549

MATERIALS -- 2.7%

Air Products & Chemicals Inc. .....    2,200         92,422
Alcoa Inc. ........................    8,384        161,811
Allegheny Technologies Inc. .......      800          5,536
Ball Corp. ........................      600         30,234
Bemis Co. .........................      500         24,700
Boise Cascade Corp. ...............      600         13,680
Du Pont EI de Nemours & Co. .......    9,603        346,380
Eastman Chemical Co. ..............      800         30,536
Ecolab Inc. .......................    1,300         54,249
Engelhard Corp. ...................    1,200         28,596
Freeport-McMoRan Copper &
   Gold Inc. (Class B) ............    1,300         17,498(a)
Georgia-Pacific Corp. .............    2,355         30,827
Great Lakes Chemical Corp. ........      500         12,010
Hercules Inc. .....................    1,000          9,210(a)
International Flavors &
   Fragrances Inc. ................    1,000         31,850
International Paper Co. ...........    4,775        159,437
Louisiana-Pacific Corp. ...........    1,000          6,470
MeadWestvaco Corp. ................    1,991         38,247
Monsanto Co. ......................    2,153         32,919
Newmont Mining Corp. ..............    3,800        104,538
Nucor Corp. .......................      800         30,320
Pactiv Corp. ......................    1,500         24,675(a)
Phelps Dodge Corp. ................      900         23,067
PPG Industries Inc. ...............    1,700         75,990
Praxair Inc. ......................    1,600         81,776
Rohm & Haas Co. ...................    2,200         68,200
Sealed Air Corp. ..................      800         13,512(a)
Sigma-Aldrich Corp. ...............      700         34,489
Temple-Inland Inc. ................      500         19,315
The Dow Chemical Co. ..............    8,894        242,895
United States Steel Corp. .........      900         10,449
Vulcan Materials Co. ..............    1,000         36,160


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Weyerhaeuser Co. ..................    2,100    $    91,917
Worthington Industries ............      800         14,960
                                                  1,998,875

TELECOMMUNICATION SERVICES -- 3.5%

Alltel Corp. ......................    3,100        124,403
AT&T Corp. ........................   37,261        447,505(h)
AT&T Wireless Services Inc. .......   26,309        108,393(a)
BellSouth Corp. ...................   18,400        337,824
CenturyTel Inc. ...................    1,400         31,402
Citizens Communications Co. .......    2,600         17,628(a)
Nextel Communications Inc.
   (Class A) ......................    7,900         59,645(a)
Qwest Communications
   International ..................   16,317         37,203
SBC Communications Inc. ...........   32,553        654,315(h)
Sprint Corp.-FON Group ............    8,700         79,344
Sprint Corp.-PCS Group ............    9,700         19,012(a)
Verizon Communications Inc. .......   26,766        734,459
                                                  2,651,133

UTILITIES -- 2.8%

Allegheny Energy Inc. .............    1,200         15,720
Ameren Corp. ......................    1,400         58,310
American Electric
   Power Co. Inc. .................    3,340         95,223
Calpine Corp. .....................    3,900          9,633(a)
Centerpoint Energy Inc. ...........    2,900         29,029
Cinergy Corp. .....................    1,600         50,288
CMS Energy Corp. ..................    1,300         10,478
Consolidated Edison Inc. ..........    2,100         84,462
Constellation Energy Group Inc. ...    1,600         39,664
Dominion Resources Inc./VA ........    2,684        136,159
DTE Energy Co. ....................    1,600         65,120
Duke Energy Corp. .................    8,100        158,355
Dynegy Inc. (Class A) .............    3,400          3,944
Edison International ..............    3,200         32,000(a)
El Paso Corp. .....................    5,683         46,998
Entergy Corp. .....................    2,200         91,520
Exelon Corp. ......................    3,175        150,813
FirstEnergy Corp. .................    2,931         87,608
FPL Group Inc. ....................    1,700         91,460
KeySpan Corp. .....................    1,400         46,900
Kinder Morgan Inc. ................    1,200         42,540
Mirant Corp. ......................    3,885          8,586(a)
Nicor Inc. ........................      400         11,280
NiSource Inc. .....................    2,047         35,270
Peoples Energy Corp. ..............      400         13,476
PG&E Corp. ........................    3,800         42,788(a)
Pinnacle West Capital Corp. .......      800         22,208
PPL Corp. .........................    1,400         45,556
Progress Energy Inc. ..............    2,175         88,892
Public Service Enterprise
   Group Inc. .....................    2,100         64,050





----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Sempra Energy .....................    2,050    $    40,283
TECO Energy Inc. ..................    1,600         25,408
The AES Corp. .....................    5,200         13,052(a)
The Southern Co. ..................    6,800        195,704
TXU Corp. .........................    2,600        108,443
Williams Cos Inc. .................    5,100         11,526
Xcel Energy Inc. ..................    4,015         37,380
                                                  2,110,126

TOTAL INVESTMENTS IN SECURITIES
   (COST $99,602,143) .............              73,666,155



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.2%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund ....  193,204        193,204(l)
Money Market Obligations Trust ....  516,476        516,476

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT -- 0.3%
United States Treasury Bills
1.65%       12/12/02 .............. $200,000        199,342

TOTAL SHORT-TERM INVESTMENTS
   (COST $909,022) ................                 909,022


OTHER ASSETS AND LIABILITIES,
    NET 0.4% .......................                291,601
                                                -----------


NET ASSETS-- 100% .................             $74,866,778
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The S&P 500 Index Fund had the following long futures contracts open at September 30, 2002:

                           NUMBER       CURRENT
              EXPIRATION     OF        NOTIONAL    UNREALIZED
DESCRIPTION      DATE     CONTRACTS      VALUE    DEPRECIATION
--------------------------------------------------------------------------------
S&P 500      December 2002   21        $855,750     $(65,557)


----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A


Q. HOW DID THE GE INSTITUTIONAL VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2002?

A. The GE Institutional Value Equity Fund declined 16.65% for the one-year period ended September 30, 2002. The Fund outperformed both its benchmark, the S&P 500 Barra Value Composite Index, which returned -22.14%, and the Lipper peer group of 909 Large Cap Core funds, which declined 20.41% during the period.

Q.  WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The holdings that helped us the most were Anheuser Busch, Exelon, Burlington Resources, Kimberly Clark and DuPont. On the other hand, being overweight in several weak performing stocks, including AT&T, FleetBank and Verizon hurt our performance.
Q.  HOW HAS THE VOLATILITY IN THE STOCK MARKET IMPACTED THE FUND?

A. Despite interest rate cuts by the Federal Reserve and initial signs of an economic recovery, the market has continued to be volatile. In terms of the Fund, we continue to own those companies that have solid earnings growth. We look at the swings in the market as opportunities to buy or sell those stocks that become respectively undervalued or overvalued relative to the market, to their peers and/or to their earnings growth rate.

Q.  HOW HAVE THE CORPORATE ACCOUNTING SCANDALS IMPACTED THE FUND?

A. There is no question that the accounting scandals have had a negative impact on investor confidence. In addition to the Enron debacle, several other high profile scandals including potential misappropriation of company funds at Tyco, alleged insider trading by Martha Stewart (and others) in the biotechnology company ImClone, and possible accounting fraud at Worldcom have ignited investor's fears regarding U.S. companies. Corporate governance is an issue of increasing importance. Boards of Directors are being scrutinized for independence following several high profile lapses in oversight. While "visibility of earnings" was the mantra of the past year, "credibility of earnings" has quickly supplanted this notion. The trust and confidence in standard financial information has been called into question and a number of regulatory changes appear to be in the offing.

    To date the Fund has not been directly affected by the accounting scandals. The fund did not own Enron, ImClone, or Worldcom, and held only a very small position in Tyco. It is obviously very hard to anticipate these irregularities. In our due diligence process, we make every attempt to assess the quality of company managements along with their balance sheets and other financials.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We continue to expect the stock market to be volatile. The team continues to focus on fundamental research and stock selection, and we plan to maintain the relative value discipline that has rewarded us over the years. We believe our approach for finding under-appreciated stocks with strong prospects for the future has positioned the portfolio for solid relative performance over the next several years.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:

                 Value Equity Fund    S&P 500/BARRA Value     Russell 1000 Value
2/2/2000         $10,000.00           $10,000.00              $10,000.00
3/00              10,550.00            10,371.35               10,385.65
6/00              10,360.00             9,904.90                9,883.33
9/00              10,390.00            10,778.69               10,668.83
12/00             10,383.52            10,949.38               11,052.15
3/01               9,588.65            10,235.03               10,404.33
6/01               9,890.50            10,680.92               10,906.86
9/01               8,763.61             8,955.08                9,713.44
12/01              9,501.91             9,668.46               10,429.70
3/02               9,807.11             9,812.82               10,859.32
6/02               8,749.08             8,767.23                9,932.99
9/02               7,304.47             6,972.69                8,068.61




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                           ONE        SINCE
                          YEAR     INCEPTION*   COMMENCEMENT
--------------------------------------------------------------------------------
Value Equity Fund        -16.65%     -11.12%        2/2/00
--------------------------------------------------------------------------------
S&P 500/BARRA Value      -22.14%     -12.65%
--------------------------------------------------------------------------------
Russell 1000 Value       -16.93%      -7.73%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of large U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.


SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $91,303 (in thousands)

[PIE CHART OMITTED]
PLOT POINTS TO FOLLOW:

Financials                                 21.5%
Healthcare                                 13.7%
Industrials                                12.5%
Energy                                     11.3%
Consumer - Discretionary                    9.6%
Information Technology                      8.6%
Consumer - Staples                          8.5%
Materials                                   4.2%
Utilities                                   3.8%
Telecommunication Services                  3.3%
Short Term                                  3.0%


TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
   Exxon Mobil Corp.                                   3.67%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      3.21%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     2.63%
--------------------------------------------------------------------------------
   Johnson & Johnson                                   2.48%
--------------------------------------------------------------------------------
   Bank of America Corp.                               2.39%
--------------------------------------------------------------------------------
   Wells Fargo & Co.                                   2.28%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         2.26%
--------------------------------------------------------------------------------
   Cardinal Health Inc.                                2.10%
--------------------------------------------------------------------------------
   Fannie Mae                                          2.10%
--------------------------------------------------------------------------------
   Wal-Mart Stores Inc.                                2.01%
--------------------------------------------------------------------------------




*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               VALUE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------


COMMON STOCK -- 96.8%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 9.6%

AOL Time Warner Inc. ..............   26,942    $   315,221(a)
Comcast Corp. (Class A) ...........   18,841        393,023(a)
Costco Wholesale Corp. ............    6,909        223,644(a)
Delphi Corp. ......................   16,936        144,803
Federated Department Stores .......    5,012        147,553(a)
Gannett Co Inc. ...................    5,934        428,316
Home Depot Inc. ...................   29,583        772,116
Interpublic Group Cos. Inc. .......    2,498         39,593
Liberty Media Corp. (Series A) ....   43,754        314,154(a)
Lowe's Cos. Inc. ..................   19,721        816,449
Omnicom Group .....................    8,804        490,207
Sears Roebuck and Co. .............    6,928        270,192
Target Corp. ......................   55,115      1,626,995
TRW Inc. ..........................    2,993        175,240
Viacom Inc. (Class B) .............   10,664        432,425(a)
Wal-Mart Stores Inc. ..............   37,330      1,838,129(h)
Walt Disney Co. ...................   23,596        357,243
                                                  8,785,303

CONSUMER - STAPLES -- 8.5%

Albertson's Inc. ..................    7,600        183,616
Anheuser-Busch Cos Inc. ...........   20,250      1,024,650
Avon Products Inc. ................   15,848        730,593
Colgate-Palmolive Co. .............    6,563        354,074
Conagra Foods Inc. ................    8,703        216,270
General Mills Inc. ................    6,927        307,697
Hershey Foods Corp. ...............    3,109        192,913
Kimberly-Clark Corp. ..............   21,130      1,196,803
PepsiCo. Inc. .....................   32,928      1,216,690
Philip Morris Cos. Inc. ...........   12,854        498,735
Procter & Gamble Co. ..............   11,093        991,492
Sara Lee Corp. ....................   24,652        450,885
Sysco Corp. .......................   14,791        419,916
                                                  7,784,334

ENERGY -- 11.3%

Baker Hughes Inc. .................   22,891        664,526
BP plc. ADR .......................   20,278        809,092
Burlington Resources Inc. .........   21,130        810,547
ChevronTexaco Corp. ...............   19,370      1,341,373
ConocoPhillips ....................   24,141      1,116,280
EnCana Corp. ......................   34,161      1,028,246
EOG Resources Inc. ................    6,401        230,180
Exxon Mobil Corp. .................  105,123      3,353,424(h)
GlobalSantaFe Corp. ...............    8,980        200,703
Nabors Industries Ltd. ............   17,785        582,459(a)
Petro-Canada ......................    6,583        192,092
                                                 10,328,922

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

FINANCIAL -- 21.4%

American Express Co. ..............   30,723    $   957,943(h)
American International Group ......   27,483      1,503,320
Bank of America Corp. .............   34,161      2,179,472(h)
Blackrock Inc./New York
   (Class A) ......................    7,772        321,916(a)
Capital One Financial Corp. .......    3,675        128,331
Chubb Corp. .......................    2,113        115,856
Citigroup Inc. ....................   98,833      2,930,398
Federal Home Loan
   Mortgage Corp. .................   14,967        836,655
Federal National Mortgage Assoc. ..   32,188      1,916,474
Fifth Third Bancorp ...............    5,635        345,031
First Tennessee National Corp. ....    1,381         47,879
FleetBoston Financial Corp. .......   22,891        465,374
Hartford Financial Services
   Group Inc. .....................   32,928      1,350,048
Huntington Bancshares Inc. ........    1,036         18,845
Lehman Brothers Holdings Inc. .....    4,492        220,333
Lincoln National Corp. ............   14,967        457,242
Marsh & McLennan Cos. Inc. ........   19,546        813,895
Mellon Financial Corp. ............    9,496        246,231
Morgan Stanley ....................   15,143        513,045
Prudential Financial Inc. .........    5,242        149,712(a)
St. Paul Cos ......................   10,364        297,654
The Allstate Corp. ................   20,250        719,888
US Bancorp ........................   13,812        256,627
Wachovia Corp. ....................   20,074        656,219
Waddell & Reed Financial Inc.
   (Class A) ......................    6,218        109,810
Wells Fargo & Co. .................   43,141      2,077,671
                                                 19,635,869

HEALTHCARE -- 13.7%

Abbott Laboratories ...............   10,565        426,826
AmerisourceBergen Corp. ...........    1,036         73,991
Baxter International Inc. .........    9,678        295,663
Biogen Inc. .......................    5,120        149,862(a)
Bristol-Myers Squibb Co. ..........   13,267        315,755
Cardinal Health Inc. ..............   30,815      1,916,693
Eli Lilly & Co. ...................    7,572        419,034
Guidant Corp. .....................    3,356        108,432(a)
Johnson & Johnson .................   41,906      2,266,276
Medtronic Inc. ....................    4,756        200,323
Merck & Co Inc. ...................   36,978      1,690,264
Pfizer Inc. .......................   71,139      2,064,454
Pharmacia Corp. ...................   25,709        999,566
Schering-Plough Corp. .............    2,072         44,175
Tenet Healthcare Corp. ............   13,935        689,783(a)
UnitedHealth Group Inc. ...........    5,283        460,783
Wyeth .............................   12,161        386,720
                                                 12,508,600

INDUSTRIALS -- 12.5%

3M Co. ............................    9,062        996,548
Automatic Data Processing .........    6,909        240,226
Burlington Northern
   Santa Fe Corp. .................   24,652        589,676






----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                               VALUE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Canadian Pacific Railway Ltd. .....    9,230    $   168,448
Caterpillar Inc. ..................    2,072         77,120
Certegy Inc. ......................   11,054        222,185(a)
Danaher Corp. .....................    2,072        117,793
Dover Corp. .......................    7,741        196,467
Eaton Corp. .......................    5,008        319,210
Emerson Electric Co. ..............   25,455      1,118,493
First Data Corp. ..................   50,713      1,417,428
General Dynamics Corp. ............   18,665      1,518,024
Honeywell International Inc. ......   11,538        249,913
Lockheed Martin Corp. .............    7,220        466,917
Molex Inc. (Class A) ..............   16,670        350,053
Northrop Grumman Corp. ............    5,335        661,753
Pitney Bowes Inc. .................   11,092        338,195
Raytheon Co. ......................    8,980        263,114
Rockwell Collins Inc. .............    1,382         30,321
The Boeing Co. ....................    5,528        188,671
Union Pacific Corp. ...............    4,380        253,471
United Technologies Corp. .........   28,970      1,636,515
                                                 11,420,541

INFORMATION TECHNOLOGY -- 8.5%

Analog Devices Inc. ...............   23,419        461,354(a,h)
Applied Materials Inc. ............   33,985        392,527(a)
Axcelis Technologies Inc. .........   21,417        104,515(a)
BMC Software Inc. .................    3,806         49,744(a)
Cisco Systems Inc. ................   15,225        159,558(a)
Dell Computer Corp. ...............   29,582        695,473(a,h)
Electronic Data Systems Corp. .....   10,565        147,699
Hewlett-Packard Co. ...............   16,412        191,528
Intel Corp. .......................   64,800        900,072
International Business
   Machines Corp. .................   21,130      1,233,781
Intuit Inc. .......................    7,924        360,780(a)
Microsoft Corp. ...................   54,940      2,403,076(a)
Oracle Corp. ......................   27,838        218,807(a)
Qualcomm Inc. .....................    2,831         78,192(a)
Texas Instruments Inc. ............   15,547        229,629
Unisys Corp. ......................   25,771        180,397(a)
                                                  7,807,132

MATERIALS -- 4.2%

Alcoa Inc. ........................   20,250        390,825
Barrick Gold Corp. ................   40,148        624,301
Bowater Inc. ......................    7,599        268,245
Du Pont EI de Nemours & Co. .......   14,439        520,815
Newmont Mining Corp. ..............    6,906        189,984
Rayonier Inc. .....................    5,182        217,178
Rohm & Haas Co. ...................   13,207        409,417
Weyerhaeuser Co. ..................   27,293      1,194,615
                                                  3,815,380

TELECOMMUNICATION SERVICES -- 3.3%

AT&T Corp. ........................   71,139        854,379
SBC Communications Inc. ...........   49,304        991,010
Verizon Communications Inc. .......   43,141      1,183,789
                                                  3,029,178


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

UTILITIES -- 3.8%

American Electric Power Co. Inc. ..    6,042  $     172,257
Dominion Resources Inc./VA ........   20,426      1,036,211
Duke Energy Corp. .................   35,217        688,492(h)
Entergy Corp. .....................   13,206        549,370
Exelon Corp. ......................   10,565        501,838
TXU Corp. .........................   12,080        503,858
                                                  3,452,026

TOTAL INVESTMENTS IN SECURITIES
   (COST $112,583,845) ............              88,567,285



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.0%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $2,735,731) ..............2,735,731      2,735,731(l)


OTHER ASSETS AND LIABILITIES,
   NET 0.2% .......................                 172,440
                                                -----------

NET ASSETS-- 100% .................             $91,475,456
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The Value Equity Fund had the following long futures contracts open at September 30, 2002:

                           NUMBER       CURRENT
              EXPIRATION     OF        NOTIONAL    UNREALIZED
DESCRIPTION      DATE     CONTRACTS      VALUE    DEPRECIATION
--------------------------------------------------------------------------------
S&P 500      December 2002    1        $203,750     $(27,556)


----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                             MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

Q&A


Q. HOW DID THE GE INSTITUTIONAL MID-CAP GROWTH FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2002.

A. The GE Institutional Mid-Cap Growth Fund declined 14.67% for the one-year period ended September 30, 2002. The Fund's benchmark, the Russell MidCap Index returned -8.96% and its Lipper peer group of 234 Mid Cap Core funds lost 9.18% during the same period. The benchmark index was changed during the year from the Standard & Poors MidCap 400 Index to the Russell MidCap Index.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2002?

A. The Fund underperformed its benchmark index mainly due to the weak performance of selected holdings within the industrial, financial, and consumer discretionary sectors. In addition, our underweight position in the stronger-performing consumer discretionary and financial sectors detracted from performance.

    On the positive side, our strong emphasis in the energy sector, together with a continued underweight in telecommunications services stocks, helped returns for the period. In addition, several investments in the healthcare sector posted solid returns including Tenet Healthcare, Henry Schein, and Gilead Sciences.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN FOR THE FUND?

A. We continue to focus on investing in companies with solid earnings growth prospects, strong visibility, and superior fundamentals for the long term. New companies being added to the Fund must be priced reasonably based on earnings growth in comparison to the market, as well as in comparison to their respective peer groups. We believe companies with high quality management teams and a focus on shareholder value will produce sustainable gains over the long term. We avoid investments in companies with no material track record in managing their businesses.


Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the past twelve months, we have repositioned the Fund in several areas. We have increased our holdings in the technology sector, focusing mainly on companies that are demonstrating superior earnings growth in a difficult economic environment, and which are positioned to benefit from an eventual upturn in information technology spending. We have added selectively to high quality regional banks, while maintaining an underweight in this industry, as well as in the broader financial services sector. Due to our positive outlook for defense spending, we have increased our exposure to this industry within the larger industrial sector. Finally, in the healthcare sector, we have been trimming our positions in stocks we believe have reached high valuations.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe that the U.S. economy will have a muted recovery in 2003. As a result, we are maintaining our underweight position in consumer discretionary stocks, while continuing to emphasize the more defensive industries in the technology sectors. We also continue to hold a reduced position in financial stocks, as we believe this sector already fully reflects the benefit of the Federal Reserve interest rate cuts of 2001, yet are not fully discounting the risks of further credit deterioration in both their corporate and consumer customer bases. We are holding larger-than-average positions in the energy and industrial sectors, as we think these stocks will benefit from an improved economy in 2003 and are trading at attractive valuations. Finally, we also remain overweight in the healthcare sector due to positive demographic trends and an above average growth outlook.

                                                             MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:
                  Mid-Cap Growth Fund      S&P Mid Cap 400       Russell Mid Cap
11/25/97          $10,000.00               $10,000.00            $10,000.00
3/98               11,276.71                11,536.79             11,382.49
9/98                8,875.28                 9,662.50              9,547.74
3/99               10,595.87                11,567.04             11,253.33
9/99               10,223.56                12,093.80             11,401.60
3/00               13,686.36                15,972.98             14,706.69
9/00               13,706.59                17,322.10             14,996.10
3/01               12,159.47                14,865.77             12,950.18
9/01               10,900.42                14,038.43             11,646.60
3/02               12,614.44                17,677.65             14,228.85
9/02                9,301.44                13,379.28             10,602.88



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                          ONE     THREE     SINCE
                         YEAR     YEAR   INCEPTION* COMMENCEMENT
--------------------------------------------------------------------------------
Mid-Cap Growth Fund     -14.67%   -3.10%   -1.48%    11/25/97
--------------------------------------------------------------------------------
S&P MidCap 400           -4.70%    3.42%    6.21%
--------------------------------------------------------------------------------
Russell Mid Cap Index    -8.96%   -2.39%    1.22%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of mid-cap companies that the portfolio manager believes have above-average growth potential.


SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $18,010 (in thousands)

[PIE CHART OMITTED]
PLOT POINTS TO FOLLOW:
Healthcare                         21.3%
Short Term                         17.0%
Information Technology             14.0%
Industrials                        13.2%
Financials                         12.0%
Energy                              7.9%
Consumer - Discretionary            7.7%
Materials                           2.5%
Consumer - Staples                  2.0%
Utilities                           2.0%
Telecommunication Services          0.4%



TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
   AmerisourceBergen Corp.                             2.58%
--------------------------------------------------------------------------------
   Quest Diagnostics                                   2.10%
--------------------------------------------------------------------------------
   Intuit Inc.                                         1.93%
--------------------------------------------------------------------------------
   Apogent Technologies Inc.                           1.62%
--------------------------------------------------------------------------------
   Caremark Rx Inc.                                    1.62%
--------------------------------------------------------------------------------
   American International Group                        1.55%
--------------------------------------------------------------------------------
   Affiliated Computer Services Inc. (Class A)         1.54%
--------------------------------------------------------------------------------
   Mettler Toledo International Inc.                   1.52%
--------------------------------------------------------------------------------
   Manor Care Inc.                                     1.49%
--------------------------------------------------------------------------------
   Tenet Healthcare Corp.                              1.47%
--------------------------------------------------------------------------------




*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                             MID-CAP GROWTH FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 95.2%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 8.9%

Bed Bath & Beyond Inc. ............    6,667    $   217,144(a)
CDW Computer Centers Inc. .........    4,162        176,302(a)
Charter Communications Inc.
   (Class A) ......................   22,703         42,228(a,j)
Federated Department Stores .......    6,810        200,486(a)
Interpublic Group Cos. Inc. .......    8,043        127,482
Jones Apparel Group Inc. ..........    4,715        144,751(a)
Macrovision Corp. .................    6,424         78,566(a)
Regal Entertainment Group
   (Class A) ......................    5,939        105,714(a)
Univision Communications Inc.
   (Class A) ......................    5,083        115,892(a,j)
Westwood One Inc. .................    5,080        181,610(a)
                                                  1,390,175

CONSUMER - STAPLES -- 2.3%

Kroger Co. ........................   11,245        158,555(a)
RJ Reynolds Tobacco
   Holdings Inc. ..................    2,386         96,204
The Estee Lauder Cos Inc.
   (Class A) ......................    3,602        103,521
                                                    358,280

ENERGY -- 9.0%

BJ Services Co. ...................    5,505        143,130(a,j)
ConocoPhillips ....................    3,124        144,454
Devon Energy Corp. ................    3,612        174,279
GlobalSantaFe Corp. ...............    7,734        172,855
Murphy Oil Corp. ..................    1,743        143,048
Nabors Industries Ltd. ............    4,037        132,212(a)
Ocean Energy Inc. .................    3,404         67,910
Pioneer Natural Resources Co. .....    7,813        189,465(a)
Pride International Inc. ..........    4,086         53,118(a,j)
Valero Energy Corp. ...............    3,309         87,589
Weatherford International Ltd. ....    2,870        106,592(a,j)
                                                  1,414,652

FINANCIAL -- 13.8%

Affiliated Managers Group .........    1,353         60,357(a)
American International Group ......    5,112        279,626
Banknorth Group Inc. ..............    5,113        121,434
Everest Re Group Ltd. .............    4,499        246,815
Golden State Bancorp Inc. .........    3,746        121,071
Hartford Financial Services
   Group Inc. .....................    6,066        248,706
Legg Mason Inc. ...................    3,031        128,999
M&T Bank Corp. ....................    1,552        122,313
MGIC Investment Corp. .............    1,193         48,710
National Commerce Financial Corp. .    2,049         51,327


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

New York Community
   Bancorp Inc. ...................    4,708    $   132,624
North Fork Bancorporation Inc. ....    4,823        182,502
SEI Investments Co. ...............    6,663        159,112(j)
Waddell & Reed Financial Inc.
   (Class A) ......................    3,128         55,240
Zions Bancorporation ..............    4,703        204,722
                                                  2,163,558

HEALTHCARE -- 24.4%

Alcon Inc. ........................    5,551        215,101(a)
AmerisourceBergen Corp. ...........    6,507        464,730
Apogent Technologies Inc. .........   15,613        291,339(a)
Barr Laboratories Inc. ............    4,060        252,897(a,j)
Cardinal Health Inc. ..............    3,545        220,499
Caremark Rx Inc. ..................   17,123        291,091(a,j)
Dentsply International Inc. .......    6,545        262,913
Genentech Inc. ....................    2,865         93,485(a)
Gilead Sciences Inc. ..............    4,502        150,952(a,j)
Henry Schein Inc. .................    3,051        160,940(a)
Idec Pharmaceuticals Corp. ........    5,794        240,567(a,j)
IVAX Corp. ........................    6,240         76,565(a,j)
Manor Care Inc. ...................   11,928        268,141(a)
Medimmune Inc. ....................    6,869        143,699(a)
Millennium Pharmaceuticals Inc. ...    5,770         53,776(a)
Quest Diagnostics .................    6,136        377,548(a,j)
Tenet Healthcare Corp. ............    5,358        265,221(a)
                                                  3,829,464

INDUSTRIALS -- 15.2%

AGCO Corp. ........................    4,290         99,528
Apollo Group Inc. (Class A) .......    2,092         90,856(a,j)
Concord EFS Inc. ..................   14,269        226,592(a)
Convergys Corp. ...................    5,736         86,212(a)
Danaher Corp. .....................    4,517        256,791
Dover Corp. .......................    6,357        161,341
DST Systems Inc. ..................    4,090        120,532(a)
Fiserv Inc. .......................    4,834        135,739(a)
Integrated Defense
   Technologies Inc. ..............    5,958        117,373(a,j)
L-3 Communications
   Holdings Inc. ..................    3,485        183,660(a,j)
Mettler Toledo International Inc. .   10,497        272,922(a)
Molex Inc. (Class A) ..............   11,962        251,190
United Defense Industries Inc. ....    5,465        128,974(a)
Viad Corp. ........................   12,064        246,468
                                                  2,378,178

INFORMATION TECHNOLOGY -- 16.0%

Advanced Fibre Communication ......    7,565        100,388(a)
Affiliated Computer Services Inc.
   (Class A) ......................    6,521        277,469(a)
Analog Devices Inc. ...............    5,454        107,444(a)
Atmel Corp. .......................   25,901         27,248(a,j)
Cadence Design Systems Inc. .......   10,975        111,616(a)
Cypress Semiconductor Corp. .......    2,486         16,308(a)
Electronic Arts Inc. ..............    2,743        180,928(a)
Harris Corp. ......................    5,480        183,525


----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                             MID-CAP GROWTH FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Integrated Device
   Technology Inc. ................    2,030   $     21,193(a)
International Rectifier Corp. .....    2,729         42,627(a)
Intuit Inc. .......................    7,652        348,396(a)
Microchip Technology Inc. .........    2,454         50,184(a)
Nvidia Corp. ......................    2,726         23,335(a,j)
Polycom Inc. ......................    7,315         49,669(a,j)
RF Micro Devices Inc. .............   13,095         78,570(a,j)
Sanmina-SCI Corp. .................   13,380         37,063(a)
Sungard Data Systems Inc. .........   12,799        248,941(a)
Symantec Corp. ....................    5,144        172,993(a,j)
Thermo Electron Corp. .............   15,248        245,950(a)
Waters Corp. ......................    7,937        192,472(a,j)
                                                  2,516,319

MATERIALS -- 2.9%

Martin Marietta Materials Inc. ....    3,506        114,190
Praxair Inc. ......................    3,204        163,756
Rohm & Haas Co. ...................    2,696         83,576
Sealed Air Corp. ..................    5,396         91,138(a,j)
                                                    452,660

TELECOMMUNICATION SERVICES -- 0.4%

Telephone & Data Systems Inc. .....    1,363         68,763

UTILITIES -- 2.3%

DTE Energy Co. ....................    2,255         91,779
Pepco Holdings Inc. ...............    6,768        135,022
SCANA Corp. .......................    5,209        135,537
                                                    362,338

TOTAL INVESTMENTS IN SECURITIES
   (COST $18,477,395) .............              14,934,387


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 19.6%
--------------------------------------------------------------------------------
MONEY MARKET -- 15.1%

State Street Navigator Securities
   Lending Prime Portfolio ........2,375,657     $2,375,657(e,m)



                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.5%

San Paolo U.S. Finance Company
1.80%       10/04/02 .............. $700,000        699,895

TOTAL SHORT-TERM INVESTMENTS
   (COST $3,075,552) ..............               3,075,552


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (14.8)% ....................              (2,314,022)
                                                -----------

NET ASSETS-- 100% .................             $15,695,917
                                                ===========


----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A


Q. HOW DID THE GE INSTITUTIONAL MID-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2002?

A. The GE Institutional Mid-Cap Value Equity Fund declined 8.08% for the twelve-month period ended September 30, 2002 while its benchmark, the Russell MidCap Value Index, returned -5.43% for the same period. The benchmark index was changed during the year, from the Standard & Poor's Mid-Cap Barra Value Index to the Russell Mid-Cap Value Index to more accurately reflect the universe in which the portfolio invests.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE ANNUAL PERIOD ENDED SEPTEMBER 30, 2002?

A. Our underweight position in the consumer discretionary and financial sectors contributed to the Fund's underperformance, as these areas performed reasonably well in a difficult market environment. We continue to be concerned about the resilience of consumer spending and, accordingly, have de-emphasized those industries that already reflect a vibrant recovery. Also contributing to the underperformance was disappointing individual stock performance in the basic materials, staples, and financial areas. Cabot Corp., in the materials sector, was down due to weaker than expected demand for its products. Another company, Sealed Air, declined as the result of an adverse legal decision. In the consumer staples area, Kroger and R.J. Reynolds Tobacco were down due to weak demand, and, in the case of RJR, ongoing legal concerns related to tobacco litigation. Finally, in the financial sector, asset manager Waddell and Reed declined as a result of the weak investment environment. Hartford Financial and Nationwide Financial also lost ground due to their exposure to equity-related products.

    On the positive side, our large positions in the energy and industrial areas together with solid stock selection in each sector benefited the Fund. A number of energy stocks performed well during the period as commodity prices rose amid fears of supply disruptions due to a possible war in the Middle East. Oil services holdings such as Nabors Industries and Ensco International exhibited strong performance during the period. In the industrial sector, ITT Industries and Textron performed well as their businesses benefited from an economic recovery. Also, strong stock selection in the health care sector had a positive impact on the Fund. Investor focus on defensive stocks lifted healthcare names such as hospital operator Tenet Healthcare. In addition, a significantly reduced position in the struggling utility area had a positive impact on the Fund.



Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN FOR THE FUND?

A. The focus of the Fund continues to be on investing in attractively-valued companies with solid earnings prospects, strong market share and superior long-term fundamentals. New companies being purchased in the Fund must be priced reasonably based on earnings outlook in comparison to the market as well as to the relevant peer group. We believe companies with high quality management teams, superior financial performance, and a focus on shareholder value will produce sustainable gains over the long term.

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the course of the past twelve months, we have repositioned the Fund in several areas. In basic materials, we continued to take profits as these cyclical stocks rallied in expectation of an economic recovery. We also trimmed several holdings in the energy sector as it experienced strong relative performance due to high commodity prices. We have reduced our cash position, putting the funds to work in technology and utility stocks. The technology sector had been an underweight position and the Fund has been selectively adding stocks in this area as valuations become more attractive. Meanwhile, balance sheet concerns in the utility sector have provided a buying opportunity and we continue to add to the more regulated names in this industry, although it still remains underweight. Lastly, to capture the extraordinary yields available in Real Estate Investment Trusts, we added four REITS to the Fund.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe that the U.S. economy will experience a subdued recovery in 2003. However, economically sensitive stocks in the basic materials and consumer cyclical sectors continue to trade at valuation levels that reflect a stronger recovery than we expect. As a result, we are underweight these sectors and look for better buying opportunities to increase our exposure. We also expect to continue to de-emphasize financial stocks as we believe that credit could deteriorate further and the stocks fully reflect the benefit of the Federal Reserve interest rate cuts of 2001. We continue to emphasize the energy and industrial sectors, as we believe these stocks will benefit from an improved economy in 2003 and stock valuations remain attractive. We also remain attracted to the healthcare sector, due to positive demographic trends and reasonable valuations.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:

         Mid-Cap Value Equity Fund   S&P 400/BARRA Value   Russell Mid Cap Index
12/98    $10,000.00                  $10,000.00            $10,000.00
3/99      10,120.00                    9,198.36              9,689.90
6/99      11,550.00                   10,575.39             10,775.90
9/99       9,910.00                    9,541.35              9,628.95
12/99     10,956.87                   10,233.60             9,992.76
3/00      10,906.33                   10,880.13             10,088.24
6/00      10,208.89                   10,591.24             9,909.62
9/00      10,936.65                   11,971.05             10,866.29
12/00     11,583.57                   13,087.57             11,898.86
3/01      11,314.67                   12,635.69             11,483.25
6/01      11,852.47                   14,073.73             12,292.73
9/01      10,425.21                   12,243.23             10,871.61
12/01     11,645.18                   14,022.26             12,179.43
3/02      12,585.34                   15,413.85             13,141.63
6/02      11,795.33                   14,508.33             12,527.90
9/02      10,538.26                   11,826.59             10,281.23


AGGREGATE TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002

--------------------------------------------------------------------------------
                               ONE    THREE    SINCE
                              YEAR    YEAR   INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
Mid-Cap Value
   Equity Fund               -8.08%   -1.11%   -1.13%    12/31/98
--------------------------------------------------------------------------------
S&P 400/BARRA Value          -3.40%    7.42%    4.58%
--------------------------------------------------------------------------------
Russell Mid Cap Value Index  -5.43%    2.21%    0.74%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.


SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $14,570 (in thousands)

[PIE CHART OMITTED]
PLOT POINTS TO FOLLOW:
Financials                         21.3%
Short Term                         18.9%
Industrials                        14.3%
Healthcare                          9.1%
Energy                              7.6%
Utilities                           7.3%
Materials                           6.5%
Information Technology              5.4%
Consumer - Discretionary            4.6%
Consumer - Staples                  4.3%
Telecommunication Services          0.7%



TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
   Republic Services Inc. (Class A)                    2.34%
--------------------------------------------------------------------------------
   AmerisourceBergen Corp.                             2.34%
--------------------------------------------------------------------------------
   Caremark Rx Inc.                                    2.15%
--------------------------------------------------------------------------------
   Tenet Healthcare Corp.                              2.13%
--------------------------------------------------------------------------------
   Banknorth Group Inc.                                2.06%
--------------------------------------------------------------------------------
   Old Republic International Corp.                    2.06%
--------------------------------------------------------------------------------
   Viad Corp.                                          2.01%
--------------------------------------------------------------------------------
   Molex Inc. (Class A)                                1.91%
--------------------------------------------------------------------------------
   Devon Energy Corp.                                  1.90%
--------------------------------------------------------------------------------
   Federated Department Stores                         1.87%
--------------------------------------------------------------------------------




SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       MID-CAP VALUE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 94.4%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 5.4%

Delphi Corp. ......................   11,152    $    95,350
Federated Department Stores .......    9,258        272,556(a)
Hispanic Broadcasting Corp. .......    2,306         43,007(a)
Interpublic Group Cos. Inc. .......    8,555        135,597(j)
Neiman-Marcus Group Inc.
   (Class A) ......................    3,845        100,931(a,j)
Regal Entertainment Group
   (Class A) ......................    1,415         25,187(a)
                                                    672,628

CONSUMER - STAPLES -- 5.0%

Dean Foods Co. ....................      585         23,271(a,j)
Kroger Co. ........................   12,925        182,243(a)
RJ Reynolds Tobacco
   Holdings Inc. ..................    4,084        164,667
Tyson Foods Inc. (Class A) ........   22,271        259,012(j)
                                                    629,193

ENERGY -- 8.8%

ConocoPhillips ....................    5,053        233,651
Devon Energy Corp. ................    5,743        277,100
ENSCO International Inc. ..........    5,767        144,406
Murphy Oil Corp. ..................      697         57,203
Nabors Industries Ltd. ............    2,788         91,307(a)
Ocean Energy Inc. .................    1,474         29,406
Premcor Inc. ......................    1,394         21,872(a)
Valero Energy Corp. ...............    4,182        110,698
Weatherford International Ltd. ....    3,792        140,835(a,j)
                                                  1,106,478

FINANCIAL -- 24.9%

AG Edwards Inc. ...................    3,067         98,083
Astoria Financial Corp. ...........    2,788         68,027
Banknorth Group Inc. ..............   12,649        300,414
Boston Properties Inc. (REIT) .....    1,394         51,857
Equity Residential (REIT) .........    4,182        100,117
Everest Re Group Ltd. .............    2,788        152,950
Golden State Bancorp Inc. .........    8,121        262,471
Hartford Financial Services
   Group Inc. .....................    5,891        241,531
Legg Mason Inc. ...................    1,394         59,329
M&T Bank Corp. ....................    1,938        152,734
MBIA Inc. .........................    2,788        111,381
National Commerce
   Financial Corp. ................    6,273        157,139(j)
Nationwide Financial Services
   (Class A) ......................    6,893        184,043
Old Republic International Corp. ..   10,552        299,466


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Plum Creek Timber Co. Inc.
   (REIT) .........................    3,485    $    78,796
SouthTrust Corp. ..................    5,576        135,218
Torchmark Corp. ...................    6,827        233,893
Vornado Realty Trust (REIT) .......      541         21,342
Waddell & Reed Financial Inc.
   (Class A) ......................    8,615        152,141(j)
Zions Bancorporation ..............    5,710        248,556
                                                  3,109,488

HEALTHCARE -- 10.6%

AmerisourceBergen Corp. ...........    4,776        341,102(j)
Caremark Rx Inc. ..................   18,453        313,701(a)
Manor Care Inc. ...................    9,773        219,697(a)
Millennium Pharmaceuticals Inc. ...    5,576         51,968(a)
Tenet Healthcare Corp. ............    6,272        310,464(a,h)
Varian Medical Systems Inc. .......      166          7,136(a,j)
Watson Pharmaceuticals Inc. .......    3,179         77,917(a)
                                                  1,321,985

INDUSTRIALS -- 16.6%

Burlington Northern Santa Fe Corp.     9,758        233,411
Dover Corp. .......................    5,985        151,899
Integrated Defense
   Technologies Inc. ..............    3,213         63,296(a,j)
Jacobs Engineering Group Inc. .....    5,743        177,344(a)
Mettler Toledo International Inc. .    5,873        152,698(a)
Molex Inc. (Class A) ..............   13,244        278,111
Precision Castparts Corp. .........      766         16,607
Republic Services Inc. (Class A) ..   18,155        341,314(a)
Spherion Corp. ....................    1,500         10,575(a,j)
Textron Inc. ......................    5,330        181,753
United Defense Industries Inc. ....    7,667        180,941(a)
Viad Corp. ........................   14,358        293,334
                                                  2,081,283

INFORMATION TECHNOLOGY -- 6.2%

Advanced Fibre Communication ......    7,875        104,501(a)
Arrow Electronics Inc. ............    5,246         66,257(a)
Computer Sciences Corp.                4,022        111,771(a)
Intersil Corp. (Class A) ..........    1,394         18,066(a,j)
Storage Technology Corp. ..........    4,046         42,523(a)
Thermo Electron Corp. .............   12,437        200,609(a)
3Com Corp. ........................   11,096         43,718(a)
Unisys Corp. ......................   22,987        160,909(a)
Vishay Intertechnology Inc. .......    3,813         33,554(a)
                                                    781,908

MATERIALS -- 7.6%

Arch Coal Inc. ....................    1,394         23,071
Bowater Inc. ......................    5,380        189,914
Cabot Corp. .......................    4,695         98,595(j)
Lubrizol Corp. ....................    2,104         59,480
Martin Marietta Materials Inc. ....    3,549        115,591
Peabody Energy Corp. ..............    1,394         35,547
PPG Industries Inc. ...............    2,788        124,624





----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       MID-CAP VALUE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Praxair Inc. ......................    2,872    $   146,788
Rohm & Haas Co. ...................    3,367        104,377
Sealed Air Corp. ..................    3,013         50,890(a,j)
                                                    948,877

TELECOMMUNICATION SERVICES -- 0.8%

Telephone & Data Systems Inc. .....    2,013        101,556

UTILITIES -- 8.5%

Allete Inc. .......................    5,420        117,072(j)
DTE Energy Co. ....................    2,788        113,472
Entergy Corp. .....................    3,231        134,410
FirstEnergy Corp. .................    2,788         83,333
OGE Energy Corp. ..................   11,152        188,134(j)
Pepco Holdings Inc. ...............    8,364        166,862
SCANA Corp. .......................    5,394        140,352
TECO Energy Inc. ..................    7,472        118,651(j)
                                                  1,062,286

TOTAL INVESTMENTS IN SECURITIES
   (COST $13,594,420) .............              11,815,682



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 22.0%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund ....  745,841        745,841(l)
State Street Navigator Securities
   Lending Prime Portfolio ........2,008,373      2,008,373(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $2,754,214) ..............               2,754,214


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (16.4)% ....................              (2,053,363)
                                                -----------


NET ASSETS-- 100% .................             $12,516,533
                                                ===========



--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The Mid-Cap Value Fund had the following long futures contracts open at September 30, 2002:

                                NUMBER    CURRENT
                   EXPIRATION     OF     NOTIONAL  UNREALIZED
DESCRIPTION           DATE     CONTRACTS   VALUE  DEPRECIATION
--------------------------------------------------------------------------------
                     December
S&P MidCap 400         2002        1      $203,925  $(21,950)




----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A


Q. HOW DID THE GE INSTITUTIONAL SMALL-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2002?

A. For the twelve months ended September 30, 2002, the GE Institutional Small-Cap Value Equity Fund declined 3.13%. The Fund outpaced both its benchmark, the Russell 2000 Index, which lost 9.20%, and its Lipper peer group of 387 Small Cap Core funds, which declined 6.62%.

Q.  WHAT MARKET CONDITIONS AFFECTED THE FUND'S PERFORMANCE?

A. We believe the economy continues to improve, albeit at a slower rate than earlier expected. The action of the economy is commensurate with "normal" behavior in the beginning stages of a recovery. In the short run, the market follows emotion, but in the long run, it follows fundamentals. Business is improving on the margin, except in the technology sector. It takes patience and courage to overcome the emotions of the market. We believe the increased diligence to conservative accounting, operational efficiencies and valuation processes will, over time, prove beneficial to the markets.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES UTILIZED BY THE FUND AFFECTED PERFORMANCE?

A. We continued to emphasize investments in more defensive, demand-insensitive companies with earnings visibility and the ability to produce free cash flow. We feel the economic recovery is under way, but will require increased positive stimulus for the investing public to refocus on the good news that does exist. We look for the market to continue, with several false starts, before we see the next sustained upward trend.

Q.  WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. The top contributors over the twelve months included Big Lots (90.0%), Genesee & Wyoming (48.3%) and Chelsea Property (48.5%). The common theme among the Fund's holdings remains a solid basis for profitability, cash flow and cash earnings. Our focus continues to be on companies with attractive valuation parameters that generate free cash flow.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK DURING THE PAST YEAR?

A. The Fund outperformed its comparative indices primarily due to strong relative results from investments in the technology, health care and materials & processing sectors. The Fund carried a lower relative allocation in technology stocks. Most of the holdings in this sector were in companies with defense or government related businesses.

Q.  DID YOU MAKE ANY MAJOR CHANGES IN THE FUND?

A. The most significant changes in sector allocation were a reduction in the consumer discretionary sector and an increase in the technology and producer durables sectors. Though consumer spending has remained strong overall, stocks that benefited the most were driven more by momentum investors than strong underlying fundamentals factors. Our exposure to the technology sector increased by approximately 3%.

Q.  WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND?

A. We have seen a period marked by the indiscriminate selling of stocks. Earnings and cash flow strength seem to have no bearing on the decision by investors to sell. We are finding companies that we want to own at very low prices. We will continue to buy prudently and use the trading volatility to garner returns and increase exposure to the equity market over time.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:

                 Small-Cap Value Equity Fund            Russell 2000
8/3/98          $10,000.00                              $10,000.00
9/98              8,910.00                                8,689.02
12/98            10,316.52                               10,106.15
3/99              8,680.73                                9,553.26
6/99             10,647.69                               11,033.54
9/99             10,155.95                               10,338.27
12/99            12,038.55                               12,245.92
3/00             13,319.91                               13,112.56
6/00             12,699.90                               12,622.39
9/00             13,051.24                               12,772.28
12/00            14,017.24                               11,894.18
3/01             13,286.01                               11,119.37
6/01             15,142.22                               12,710.38
9/01             13,713.50                               10,071.48
12/01            15,813.48                               12,197.92
3/02             16,272.03                               12,689.21
6/02             15,826.58                               11,626.58
9/02             13,284.89                                9,144.80


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002

--------------------------------------------------------------------------------
                      ONE      THREE     SINCE
                     YEAR      YEAR   INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------
Small-Cap Value
   Equity Fund      -3.13%     9.37%     7.06%        8/3/98
--------------------------------------------------------------------------------
Russell 2000        -9.20%    -4.01%    -2.12%
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.


SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $22,031 (in thousands)

[PIE CHART OMITTED]
PLOT POINTS TO FOLLOW:

Consumer - Discretionary              21.5%
Short-Term                            19.2%
Healthcare                            13.8%
Financial                             11.5%
Information Technology                 7.5%
Materials & Processing                 6.8%
Auto & Transportation                  5.2%
Producer Durables                      4.0%
Real Estate Investors Trust            3.4%
Energy                                 1.9%
Others                                 1.8%
Consumer - Staples                     1.5%
Broadcast/Cable                        1.0%
Utilities                              0.9%


TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
   Cooper Cos Inc.                                     3.48%
--------------------------------------------------------------------------------
   Genesee & Wyoming Inc. (Class A)                    3.16%
--------------------------------------------------------------------------------
   Gibraltar Steel Corp.                               2.70%
--------------------------------------------------------------------------------
   School Specialty Inc.                               2.25%
--------------------------------------------------------------------------------
   Terex Corp.                                         1.99%
--------------------------------------------------------------------------------
   Federal Realty Invs Trust                           1.80%
--------------------------------------------------------------------------------
   DRS Technologies Inc.                               1.77%
--------------------------------------------------------------------------------
   Beckman Coulter Inc.                                1.76%
--------------------------------------------------------------------------------
   Tier Technologies Inc. (Class B)                    1.75%
--------------------------------------------------------------------------------
   Daisytek International Corp.                        1.75%
--------------------------------------------------------------------------------




*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                     SMALL-CAP VALUE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 91.4%
--------------------------------------------------------------------------------

AUTO & TRANSPORTATION -- 6.1%

Cooper Tire & Rubber Co. ..........    5,700   $     91,998
Genesee & Wyoming Inc.
   (Class A) ......................   31,300        696,425(a,j)
JB Hunt Transport Services Inc. ...   10,800        254,340(a)
Knight Transportation Inc. ........    6,200         96,100(a)
                                                  1,138,863

BROADCAST/CABLE -- 1.1%

Regent Communications Inc. ........   42,200        214,376(a,j)

CONSUMER - DISCRETIONARY -- 24.2%

Advanced Marketing Services .......    8,200        113,078(j)
Alliance Gaming Corp. .............   12,500        192,375(a)
American Eagle Outfitters .........   12,300        148,338(a)
Boyds Collection Ltd. .............   37,500        241,500(a,j)
Charming Shoppes ..................   38,800        261,900(a,j)
Daisytek International Corp. ......   29,600        384,800(a,j)
Fairmont Hotels & Resorts Inc. ....    7,500        178,500(j)
Insurance Auto Auctions Inc. ......    8,600        129,955(a)
Intertan Inc. .....................   21,050        146,929(a)
Iron Mountain Inc. ................   10,700        267,393(a,j)
John Wiley & Sons (Class A) .......    8,800        193,688(j)
Journal Register Co. ..............   19,200        361,920(a,j)
Moore Corp. Ltd. ..................   27,200        266,560(a)
Natures Sunshine Prods Inc. .......   17,200        186,276
Pricesmart Inc. ...................   18,700        374,000(a)
Ryan's Family STK Houses Inc. .....   17,900        217,843(a)
School Specialty Inc. .............   19,800        495,198(a,j)
The Buckle Inc. ...................    8,400        168,840(a)
Volt Information Sciences Inc. ....   14,100        213,615(a)
                                                  4,542,708

CONSUMER - STAPLES -- 1.8%

Smithfield Foods Inc. .............   21,500        337,550(a,j)

ENERGY -- 2.3%

CARBO Ceramics Inc. ...............    4,500        161,280
Patterson-UTI Energy Inc. .........    6,400        163,264(a)
St. Mary Land & Exploration Co. ...    4,300        102,770(j)
                                                    427,314

FINANCIAL -- 13.5%

F&M Bancorp/Frederick MD ..........    2,500         79,000
Federal Realty Invs Trust .........   14,700        396,900
iStar Financial Inc. ..............   13,200        368,544
Kronos Inc./MA ....................   11,100        273,393(a,j)
Prosperity Bancshares Inc. ........   11,800        200,954(j)
Provident Financial Group Inc. ....    3,900        100,035(a)



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Provident Financial Group Inc. ....    3,600  $      90,324(j)
Providian Financial Corp. .........   48,900        239,610(j)
Raymond James Financial Inc. ......   10,300        278,821(j)
Sterling Bancorp/NY ...............    6,900        183,057
Sterling Bancshares Inc./TX .......   13,900        181,673
WFS Financial Inc. ................    7,300        151,402(a)
                                                  2,543,713

HEALTHCARE -- 14.8%

American Medical Security
   Group Inc. .....................   14,200        200,788(a,j)
Beckman Coulter Inc. ..............   10,000        387,000(j)
Centene Corp. .....................   11,100        296,259(a)
Cooper Cos Inc. ...................   14,600        766,500(j)
Covance Inc. ......................    9,100        178,087(a)
Immucor Inc. ......................   11,100        180,375(a,j)
Kensey Nash Corp. .................    9,700        145,907(a,j)
MIM Corp. .........................   16,800        158,760(a,j)
PSS World Medical Inc. ............   42,800        284,620(a)
Taro Pharmaceuticals Industries ...    5,400        182,250(a,j)
                                                  2,780,546

INFORMATION TECHNOLOGY -- 7.8%

Activision Inc. ...................    3,500         83,755(a)
Clarus Corp. ......................   38,800        197,880(a,j)
DRS Technologies Inc. .............   10,500        390,810(a)
Inforte Corp. .....................   21,500        110,080(a)
Intergraph Corp. ..................   10,900        186,281(a)
Richardson Electronics Ltd. .......    4,800         31,584(j)
Titan Corp. .......................   17,600        168,960(a,j)
Tyler Technologies Inc. ...........   12,500         55,000(a)
Zomax Inc./MN .....................   59,900        233,610(a)
                                                  1,457,960

MATERIALS & PROCESSING -- 7.9%

Armor Holdings Inc. ...............    5,100         76,449(a,j)
EMCOR Group Inc. ..................    7,300        362,810(a)
Gibraltar Steel Corp. .............   26,700        594,342(j)
Lennox International Inc. .........   13,100        173,313(j)
Lubrizol Corp. ....................    9,900        279,873
                                                  1,486,787

OTHERS -- 2.1%

GenCorp. Inc. .....................   17,200        173,032(j)
Walter Industries Inc. ............   17,900        219,812(j)
                                                    392,844

PRODUCER DURABLES -- 4.8%

Manitowoc Co. .....................    2,400         65,640
Terex Corp. .......................   25,900        437,710(a,j)
Tier Technologies Inc. (Class B) ..   20,400        385,968(a,j)
                                                    889,318

REAL ESTATE INVESTMENT TRUST -- 4.0%

CarrAmerica Realty Corp. ..........    9,300        234,081
Chelsea Property Group Inc. .......    7,100        239,625







----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                     SMALL-CAP VALUE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Getty Realty Corp. ................   12,600  $     240,408(j)
Sizeler Property Investors ........    4,200         42,252(j)
                                                    756,366

UTILITIES -- 1.0%

Philadelphia Suburban Corp. .......    9,300        188,790

TOTAL COMMON STOCK
   (COST $18,296,840) .............              17,157,135



                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
CORPORATE NOTES -- 2.1%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 1.0%

Venator Group Inc. Conv
   Sub Notes (Regd.)
5.50%       06/01/08 .............. $210,000        194,775

INFORMATION TECHNOLOGY -- 1.1%

National Data Corp Conv Sub Notes
5.00%       11/01/03 ..............  210,000        201,600

TOTAL CORPORATE NOTES
   (COST $403,302) ................                 396,375


                                     NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.3%
--------------------------------------------------------------------------------

HEALTHCARE -- 1.3%

Owens & Minor Inc. (Series A)
   5.375% Conv Pfd (Regd)
   (COST $322,953) ................    6,200        252,650

TOTAL INVESTMENTS IN SECURITIES
   (COST $19,023,095) .............              17,806,160



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 22.5%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund ....  553,481        553,481(l)
State Street Navigator Securities
   Lending Prime Portfolio ........3,671,165      3,671,165(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $4,224,646) ..............               4,224,646


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (17.3)% ....................              (3,257,389)
                                                -----------


NET ASSETS-- 100% .................             $18,773,417
                                                ===========




----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A


Q. HOW DID THE GE INSTITUTIONAL INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2002?

A. The GE Institutional International Equity Fund declined 16.00% for the Investment Class shares and declined 16.34% for the Service Class shares during the one-year period ended September 30, 2002. The Fund trailed both the MSCI EAFE benchmark, which fell by 15.53%, and its Lipper peer group of 912 International Funds, which lost 13.53% during the same period.

Q.  HOW DID MARKET CONDITIONS AFFECT FUND PERFORMANCE?

A. The performance of the portfolio was affected by three major external factors -- a global economic slowdown that has lasted for several quarters; a loss of confidence in management and business practices; and, more recently, the threat of war with Iraq. However, consumers continued to spend at a reasonable level and house prices have held up surprisingly well, plus inflation remains benign, even in an environment where oil prices are artificially high.
Q.  WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A. Within the portfolio, an overweight position in insurance stocks and a reduced weighting in tobacco and alcohol stocks proved costly. However, holdings in information technology and energy stocks made positive contributions. Individually, Vivendi Universal (France - media) was the worst performing stock while Samsung Electronic (Korea - IT) was the best.

Q.  WHAT MAJOR CHANGES TOOK PLACE IN THE FUND?

A. After placing a substantial weighting in the French media giant Vivendi Universal, the company's performance and management proved disappointing, and we eventually sold our position. The Fund's weighting in financial issues, especially our overweight position in insurance company stocks, has been reduced over the last 12 months. Our enthusiasm for this sector has been based on the potential for greater savings and investment in Continental Europe. However, the confluence of major events, such as terrorism, asbestos claims, European floods, and the rapid decline of global equity prices has put undue pressure on these stocks. We also added several top-quality stocks, including Swiss companies Nestle (food) and Novartis (healthcare) and Smith and Nephew (United Kingdom - healthcare).

Q.  WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD AND HOW IS THE FUND POSITIONED?

A. Indiscriminate selling across regions and sectors has offered unprecedented opportunities to add the highest quality names to your portfolio at very attractive prices. Through this difficult period our proven methodology of searching for undervalued growth stocks has remained unchanged. We believe our portfolio is appropriately positioned for the weak and uneven recovery we anticipate in the months ahead.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:
                   International Equity Fund          MSCI EAFE
11/25/97          $10,000.00                          $10,000.00
3/98               12,027.37                           11,571.01
9/98               10,066.17                           10,031.47
3/99               12,472.12                           12,272.45
9/99               13,035.72                           13,136.61
3/00               16,497.03                           15,351.60
9/00               14,551.12                           13,554.35
3/01               12,345.92                           11,379.24
9/01               10,290.32                            9,665.57
3/02               11,488.20                           10,392.19
9/02                8,644.21                            8,164.62



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                       ONE      THREE      SINCE
                      YEAR      YEAR    INCEPTION*   COMMENCEMENT
--------------------------------------------------------------------------------
International
   Equity Fund       -16.00%  -12.80%     -2.96%          11/25/97
--------------------------------------------------------------------------------
MSCI EAFE            -15.53%  -14.66%     -4.11%
--------------------------------------------------------------------------------


SERVICE CLASS SHARES
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:
                 International Equity Fund               MSCI EAFE
1/3/2001         $10,000.00                              $10,000.00
1/01              10,343.01                               10,003.32
2/01               9,551.45                                9,255.45
3/01               8,821.46                                8,626.76
4/01               9,454.71                                9,219.09
5/01               9,199.65                                8,878.03
6/01               8,900.62                                8,513.11
7/01               8,742.30                                8,365.43
8/01               8,504.84                                8,153.44
9/01               7,343.89                                7,327.60
10/01              7,625.33                                7,515.28
11/01              7,950.75                                7,792.31
12/01              8,109.06                                7,838.61
1/02               7,700.05                                7,422.11
2/02               7,691.16                                7,474.17
3/02               8,180.19                                7,878.46
4/02               8,197.98                                7,930.67
5/02               8,260.22                                8,031.16
6/02               7,913.45                                7,711.48
7/02               6,997.62                                6,950.20
8/02               7,033.19                                6,934.42
9/02               6,144.04                                6,189.71

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                               ONE        SINCE
                              YEAR     INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------
International Equity Fund    -16.34%    -24.39%       1/03/01
--------------------------------------------------------------------------------
MSCI EAFE                    -15.53%    -23.98%
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies located in developed and developing countries other than the United States.


REGIONAL ALLOCATION
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $263,943 (in thousands)

[PIE CHART OMITTED]
PLOT POINTS TO FOLLOW:

Europe                    65.8%
Japan                     14.2%
Other Region              12.3%
Short Term                 4.9%
Pacific Rim                2.8%




TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
   TotalFinaElf S.A. (Series B)                        3.15%
--------------------------------------------------------------------------------
   Carrefour S.A.                                      2.54%
--------------------------------------------------------------------------------
   Petro-Canada                                        2.52%
--------------------------------------------------------------------------------
   Lagardere S.C.A.                                    2.39%
--------------------------------------------------------------------------------
   BHP Billiton PLC.                                   2.33%
--------------------------------------------------------------------------------
   Nestle S.A.                                         2.10%
--------------------------------------------------------------------------------
   ENI-Ente Nazionale Idrocarburi SpA                  2.10%
--------------------------------------------------------------------------------
   Honda Motor Co. Ltd.                                2.08%
--------------------------------------------------------------------------------
   Vodafone Group PLC.                                 2.08%
--------------------------------------------------------------------------------
   BAE Systems PLC.                                    1.87%
--------------------------------------------------------------------------------







*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       INTERNATIONAL EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 92.2%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.6%

Brambles Industries Ltd. ..........1,242,215    $ 4,351,072

BRAZIL -- 1.0%

Empresa Brasileira de
   Aeronautica S.A. ADR ...........  150,409      2,000,440
Petroleo Brasileiro S.A. -
   Petrobras ADR ..................   46,217        495,908
Petroleo Brasileiro S.A. -
   Petrobras ADR ..................    7,391         70,584
                                                  2,566,932

CANADA -- 3.3%

BCE Inc. ..........................   41,843        741,308
Canadian Pacific Railway Ltd. .....   78,932      1,422,777
Petro-Canada ......................  226,751      6,656,281
                                                  8,820,366

CHINA -- 1.2%

China Petroleum &
   Chemical Corp. ................19,784,000      3,170,696

FINLAND -- 1.8%

Sampo Oyj (Series A) ..............  281,395      1,848,728
Stora Enso Oyj (Series R) .........  318,643      3,085,073
                                                  4,933,801

FRANCE -- 15.6%

Accor S.A. ........................   98,014      2,861,413
Aventis S.A. ......................   71,683      3,753,419
AXA ...............................  179,694      1,762,860
BNP Paribas .......................  132,968      4,332,442
Carrefour S.A. ....................  167,264      6,709,088
Lagardere S.C.A. ..................  164,873      6,319,988
Michelin (C.G.D.E.) ...............  103,353      2,901,898
Suez S.A. .........................  138,469      2,177,863
TotalFinaElf S.A. (Series B) ......   63,160      8,311,536
Vivendi Environnement .............  119,442      2,395,455
                                                 41,525,962

GERMANY -- 5.9%

Altana AG .........................   34,031      1,232,543
Bayerische Motoren Werke AG .......   90,676      2,912,355
Deutsche Bank AG ..................   71,540      3,254,719
E.ON AG ...........................   73,579      3,474,695
MG Technologies AG ................   36,237        233,060
Muenchener
   Rueckversicherungs AG ..........   14,285      1,505,702
Schering AG .......................   61,793      2,960,847
                                                 15,573,921


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

HONG KONG -- 1.2%

Cheung Kong Holdings Ltd. .........  292,495    $ 1,848,825
Johnson Electric Hldgs ............1,305,600      1,305,675
                                                  3,154,500

IRELAND -- 2.5%

Bank of Ireland ...................  319,419      3,136,766
CRH PLC. ..........................  316,145      3,523,144
                                                  6,659,910

ISRAEL -- 1.2%

Teva Pharmaceutical
   Industries ADR .................   48,850      3,272,950

ITALY -- 5.8%

ENI-Ente Nazionale
   Idrocarburi SpA ................  403,501      5,533,107
IntesaBci SpA .....................1,775,982      2,982,788
Riunione Adriatica di Sicurta SpA .  417,780      4,907,547
Telecom Italia SpA ................  428,458      2,129,174
                                                 15,552,616

JAPAN -- 14.0%

Aiful Corp. .......................   38,300      2,211,763
Canon Inc. ........................  128,000      4,184,828
Fujitsu Ltd. ......................   94,000        406,161
Honda Motor Co. Ltd. ..............  135,700      5,495,552
Komatsu Ltd. ......................  883,000      2,966,665
Minebea Co Ltd. ...................  441,000      2,235,158
Murata Manufacturing Co. Ltd. .....   39,700      2,021,933
Nissan Motor Co. Ltd. .............  521,000      3,868,928
Sanyo Electric Co. Ltd. ...........  564,000      1,908,802
Sega Corp. ........................   80,300      1,500,657(a)
Sharp Corp. .......................  287,000      2,756,011
Sony Corp. ........................   58,200      2,443,028
Terumo Corp. ......................  128,400      1,898,550
Toshiba Corp. .....................1,133,000      3,462,242
                                                 37,360,278

SOUTH KOREA -- 2.8%

Kookmin Bank ......................   29,355      1,074,373
Kookmin Bank ADR ..................    2,683         95,059
KT Corp. ..........................   12,812        574,219
KT Corp. ADR ......................   29,072        644,817
POSCO .............................   24,822      2,162,054
POSCO ADR .........................   19,393        418,501
Samsung Electronics ...............    9,820      2,397,375
                                                  7,366,398

MEXICO -- 0.5%

Grupo Televisa S.A. ADR ...........   49,822      1,269,963(a)

NETHERLAND -- 2.7%

Aegon NV ..........................   50,597        474,879
IHC Caland NV .....................   36,781      1,671,538
ING Groep NV ......................  189,360      2,620,966




----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       INTERNATIONAL EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Koninklijke Ahold NV ..............   30,807    $   364,925
Koninklijke Philips
   Electronics NV .................  150,111      2,180,042
                                                  7,312,350

NORWAY -- 0.7%

Statoil ASA .......................  245,480      1,872,476

PORTUGAL -- 0.2%

Banco Comercial Portugues S.A. ....  279,193        593,032

SOUTH AFRICA -- 0.5%

Gold Fields Ltd. ..................   97,806      1,262,220

SPAIN -- 3.1%

Banco Santander Central
   Hispano S.A. ...................  514,401      2,627,407
Grupo Ferrovial S.A. ..............   36,955        912,742
Telefonica S.A. ...................  602,719      4,489,740(a)
Telefonica S.A. ADR ...............    6,282        140,340(a)
                                                  8,170,229

SWEDEN -- 2.6%

Assa Abloy AB (Series B) ..........  257,456      2,499,168
Autoliv Inc. SDR ..................   87,794      1,846,501
Nordea AB FDR .....................  165,235        661,138
Skandinaviska Enskilda Banken
   SEB (Series A) .................  231,253      1,970,446
                                                  6,977,253

SWITZERLAND -- 5.8%

Credit Suisse Group ...............  162,189      3,175,652
Nestle S.A. .......................   25,432      5,548,173
Novartis AG .......................  121,073      4,778,118
Syngenta AG .......................   35,281      1,921,811
                                                 15,423,754

TAIWAN -- 1.8%

Taiwan Semiconductor
   Manufacturing Co. Ltd. .........3,996,348      4,710,350(a)

UNITED KINGDOM -- 16.4%

Amersham PLC. .....................  128,512      1,078,497
Aviva PLC. ........................  683,695      3,837,654
BAE Systems PLC. ..................1,635,823      4,931,340
BHP Billiton PLC. .................1,326,793      6,145,434
Compass Group PLC. ................  655,330      2,726,675
Friends Provident PLC. ............  872,541      1,438,476
International Power PLC. ..........  595,288        785,116(a)
Invensys PLC. .....................1,131,268      1,079,044
Kingfisher PLC. ...................  434,851      1,406,485
National Grid Group PLC. ..........  529,822      3,755,910
Prudential PLC. ...................   64,004        341,173
Reed Elsevier PLC. ................  101,613        871,900



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Smith & Nephew PLC. ...............  606,680    $  3,657,786
Smiths Group PLC. .................  135,623      1,364,956
Tesco PLC. ........................1,092,472      3,529,210
Vodafone Group PLC. ...............4,283,639      5,481,480
Xstrata PLC. ......................  111,533      1,120,752(a)
                                                 43,551,888

TOTAL COMMON STOCK
   (COST $341,986,241) ............             245,452,917


--------------------------------------------------------------------------------
PREFERRED STOCK -- 2.1%
--------------------------------------------------------------------------------

GERMANY -- 2.1%

Fresenius Medical Care AG .........    2,957         50,218
Henkel KGaA .......................   41,600      2,683,746
Porsche AG ........................    6,809      2,758,050

TOTAL PREFERRED STOCK
   (COST $5,406,623) ..............               5,492,014


TOTAL INVESTMENTS IN SECURITIES
   (COST $347,392,864) ............             250,944,931


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.9%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund
   (COST $12,998,191) ............12,998,191     12,998,191(l)

OTHER ASSETS AND LIABILITIES,
   NET 0.8% .......................               2,183,600
                                               ------------

NET ASSETS-- 100% .................            $266,126,722
                                               ============



--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The International Equity Fund invested in the following sectors at
September 30, 2002:
                                        PERCENTAGE (BASED ON
SECTORS                                     MARKET VALUE)
--------------------------------------------------------------------------------

Financial                                       17.69%
Consumers-Discretionary                         17.44%
Industrials                                     10.13%
Energy                                           9.89%
Health Care                                      8.59%
Materials                                        7.53%
Consumer-Staples                                 7.14%
Information Technology                           6.51%
Telecommunication Services                       5.38%
Short Term                                       4.93%
Utilities                                        4.77%
                                             ---------
                                               100.00%
                                             =========

----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------

Q&A


Q. HOW DID THE FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2002?

A. The GE Institutional Europe Equity Fund declined by 18.35% for the one-year period ended September 30, 2002. During the same period the MSCI Europe Index returned -18.97% and our Lipper peer group of 182 European funds lost 17.17% for the same period.

Q.  WHAT MARKET CONDITIONS AFFECTED FUND PERFORMANCE?

A. The expanding war on terrorism, increasingly strained relations with Middle East suppliers of oil, and impending war with Iraq have combined to stifle already shaken optimism. However, consumers have continued to buy and house prices have held up surprisingly well, plus inflation remains benign, even in an environment where oil prices are artificially high.

Q. WHICH PARTICULAR STOCKS AND SECTORS SIGNIFICANTLY CONTRIBUTED TO FUND PERFORMANCE?

A. During the 12-month period our holdings within energy and materials made a positive contribution to performance. Specifically, energy companies Statoil and ENI and Imerys, Smurfit, MG and BHP Billiton within the materials group proved to be beneficial to the Fund. Our positioning in consumer staples and consumer discretionary stocks generally detracted from performance. Among those stocks that hurt our returns were the retailer Ahold and media giant Vivendi Universal.

Q.  WHAT MAJOR CHANGES WERE MADE TO THE FUND DURING THE PERIOD?

A. The Fund's weighting in consumer discretionary stocks, especially our position in media issues, has been reduced over the last 12 months. This change was primarily driven by the elimination of our holdings in Vivendi Universal and JC Decaux, both French based media entities and Fox Kids Europe, a Dutch based children's programming entity.

Q.  WHAT IS THE OUTLOOK AND HOW IS THE FUND POSITIONED?

A. Indiscriminate selling by investors across regions and sectors created unprecedented opportunities to add the highest quality names to the portfolio. Through this difficult period our proven methodology of searching for undervalued growth stocks has remained unchanged. The portfolio is appropriately positioned for the weak and uneven recovery we anticipate ahead.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:
                       Europe Equity Fund               MSCI Europe
1/29/99                $10,000.00                       $10,000.00
3/99                    9,620.00                         9,852.53
6/99                    9,700.00                         9,821.86
9/99                    9,970.00                         9,936.61
12/99                  12,907.30                        11,664.60
3/00                   14,671.97                        11,674.11
6/00                   14,208.11                        11,305.16
9/00                   12,937.55                        10,478.86
12/00                  13,310.92                        10,685.79
3/01                   11,212.00                         9,026.21
6/01                   10,866.60                         8,811.77
9/01                    8,940.37                         7,751.86
12/01                   9,854.67                         8,532.47
3/02                    9,706.78                         8,523.42
6/02                    9,532.00                         8,139.72
9/02                    8,176.74                         6,281.24


AGGREGATE TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                          ONE     THREE    SINCE
                         YEAR     YEAR   INCEPTION COMMENCEMENT
--------------------------------------------------------------------------------
Europe Equity Fund     -18.35%   -9.87%   -8.21%     1/29/99
--------------------------------------------------------------------------------
MSCI Europe            -18.97%  -14.18%  -11.91%
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of issuers located in developed European countries.


REGIONAL ALLOCATION
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $7,536 (in thousands)

[PIE CHART OMITTED]
PLOT POINTS TO FOLLOW:

Europe            98.1%
Short Term         1.9%



TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
   TotalFinaElf S.A. (Series B)                        4.07%
--------------------------------------------------------------------------------
   ENI-Ente Nazionale Idrocarburi SpA                  3.35%
--------------------------------------------------------------------------------
   Aventis S.A.                                        3.12%
--------------------------------------------------------------------------------
   Imerys S.A.                                         2.78%
--------------------------------------------------------------------------------
   Vodafone Group PLC.                                 2.68%
--------------------------------------------------------------------------------
   Novartis AG                                         2.61%
--------------------------------------------------------------------------------
   Carrefour S.A.                                      2.57%
--------------------------------------------------------------------------------
   Nestle S.A.                                         2.21%
--------------------------------------------------------------------------------
   Lagardere S.C.A.                                    2.06%
--------------------------------------------------------------------------------
   Statoil ASA                                         1.95%
--------------------------------------------------------------------------------




*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              EUROPE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               EUROPE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 98.2%
--------------------------------------------------------------------------------

AUSTRIA -- 0.7%

Erste Bank der Oesterreichischen
   Sparkassen AG ..................      890   $     55,394

BELGIUM -- 0.7%

KBC Bancassurance Holding .........    1,464         46,052
Solvay S.A. .......................      134          7,923
                                                     53,975

DENMARK -- 2.0%

Danisco A/S .......................    1,963         68,407
Jyske Bank ........................    3,372         83,198
                                                    151,605

FINLAND -- 1.7%

Sampo Oyj (Series A) ..............    8,989         59,057
Stora Enso Oyj (Series R) .........    7,043         68,190
                                                    127,247

FRANCE -- 23.4%

Accor S.A. ........................    1,490         43,499
Aventis S.A. ......................    4,497        235,469
AXA ...............................    6,883         67,525
BNP Paribas .......................    3,251        105,926
Carrefour S.A. ....................    4,835        193,936
Credit Agricole S.A. ..............    6,371         97,938
Eiffage ...........................      585         45,080
Imerys S.A. .......................    1,803        209,300
Lagardere S.C.A. ..................    4,057        155,515
Michelin (C.G.D.E.) ...............    2,619         73,535
Renault S.A. ......................    1,790         77,086
STMicroelectronics NV .............    3,677         49,441
Thomson Multimedia S.A. ...........      454          7,150(a)
TotalFinaElf S.A. (Series B) ......    2,333        307,011
Vivendi Environnement .............    4,145         83,130
                                                  1,751,541

GERMANY -- 8.1%

Altana AG .........................    1,135         41,108
AMB Generali Holding AG ...........      275         13,530
Bayerische Motoren Werke AG .......    2,039         65,489
Deutsche Bank AG ..................    1,776         80,799
Deutsche Boerse AG ................      321         10,719
E.ON AG ...........................    2,477        116,974
Epcos AG ..........................    1,293          9,185
Infineon Technologies AG ..........    2,967         16,444(a)
MG Technologies AG ................    1,163          7,480

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Muenchener
   Rueckversicherungs AG ..........      421    $    44,375
Porsche AG ........................      102         41,316
Schering AG .......................    2,575        123,383
Wella AG ..........................      922         39,268
                                                    610,070

GREECE -- 2.0%

Coca Cola Hellenic Bottling
   Co. S.A. .......................    6,850        100,158
Greek Organization of Football
   Prognostics S.A. ...............    5,610         53,761
                                                    153,919

IRELAND -- 5.1%

Anglo Irish Bank Corp. PLC. .......   14,083         84,175
Bank of Ireland ...................    9,591         94,186
CRH PLC. ..........................    8,971         99,974
Jurys Doyle Hotel Group PLC. ......    6,519         48,625
Ryanair Holdings PLC. ADR .........    1,700         57,613(a)
Smurfit Stone Container Corp. .....      191          2,432
                                                    387,005

ITALY -- 8.5%

Banco Popolare di Verona e
   Novara Scrl ....................    5,058         57,716
ENI-Ente Nazionale
   Idrocarburi SpA ................   18,426        252,671
IntesaBci SpA .....................   63,901        107,323
Riunione Adriatica di Sicurta SpA .   10,778        126,606
Telecom Italia SpA ................   18,866         93,752
                                                    638,068

NETHERLANDS -- 5.3%

Aegon NV ..........................    1,001          9,395
ASM International NV ..............    3,081         26,786(a)
IHC Caland NV .....................    1,995         90,664
ING Groep NV ......................    6,555         90,729
Koninklijke Ahold NV ..............    4,347         51,492
Koninklijke Philips
   Electronics NV .................    5,294         76,884
Vodafone Libertel NV ..............    6,585         52,696(a)
                                                    398,646

NORWAY -- 3.2%

Gjensidige NOR ASA ................    3,038         92,898(a)
Statoil ASA .......................   19,267        146,965
                                                    239,863

PORTUGAL -- 0.7%

Banco Comercial Portugues S.A. ....   12,097         25,695
BPI-SGPS S.A. .....................   15,502         30,630
                                                     56,325


----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                              EUROPE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

SPAIN -- 6.7%

Acerinox S.A. .....................    1,698    $    52,205(a)
Banco Santander Central
   Hispano S.A. ...................   18,141         92,659
Corp. Mapfre S.A. .................    2,170         12,220
Grupo Ferrovial S.A. ..............    4,693        115,911
Indra Sistemas S.A. ...............    1,307          7,205
Promotora de Informaciones S.A.
   (PRISA) ........................    1,061          6,499
Recoletos Grupo de
   Comunicacion S.A. ..............   22,305         90,349
Telefonica S.A. ...................   17,437        129,891(a)
                                                    506,939

SWEDEN -- 2.5%

Assa Abloy AB (Series B) ..........    9,391         91,160
Nordea AB FDR .....................   11,399         45,610
Skandinaviska Enskilda
   Banken SEB (Series A) ..........    6,346         54,073
                                                    190,843

SWITZERLAND -- 7.1%

Credit Suisse Group ...............    4,392         85,995
Kaba Holdings AG ..................      176         34,580
Nestle S.A. .......................      765        166,890
Novartis AG .......................    4,987        196,811
Syngenta AG .......................      985         53,654
                                                    537,930

UNITED KINGDOM -- 20.5%

Amersham PLC. .....................    4,481         37,605
Aviva PLC. ........................   21,135        118,633
BAE Systems PLC. ..................   47,799        144,095


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

BHP Billiton PLC. .................   26,639    $   123,386
Brambles Industries PLC. ..........   20,619         67,014
Compass Group PLC. ................   13,126         54,614
Friends Provident PLC. ............   19,664         32,418
HIT Entertainment PLC. ............   21,838         75,776
Invensys PLC. .....................   26,496         25,273
John Wood Group PLC. ..............   25,067         73,501
Kingfisher PLC. ...................   11,361         36,746
Matalan PLC. ......................   22,474         54,782
Mayflower Corp. PLC. ..............   12,360          8,776
National Grid Group PLC. ..........   13,499         95,694
Prudential PLC. ...................    3,841         20,474
Reed Elsevier PLC. ................    3,103         26,626
Scottish Power PLC. ...............    3,278         17,744
Smith & Nephew PLC. ...............   18,503        111,558
Smiths Group PLC. .................    5,383         54,176
Tesco PLC. ........................   27,903         90,140
Vodafone Group PLC. ...............  158,070        202,271
William Hill PLC. .................    6,191         21,969
Xstrata PLC. ......................    4,079         40,988(a)
                                                  1,534,259

TOTAL INVESTMENTS IN SECURITIES
   (COST $9,582,559) ..............               7,393,629



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.9%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $142,506) ................  142,506        142,506(l)


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.1)% .....................                  (9,765)
                                                -----------

NET ASSETS-- 100% .................              $7,526,370
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Europe Equity Fund was invested in the following sectors at September 30, 2002:

                                        PERCENTAGE (BASED ON
SECTORS                                     MARKET VALUE)
--------------------------------------------------------------------------------
Financial                                       24.49%
Consumers Discretionary                         13.52%
Energy                                          10.35%
Healthcare                                       9.90%
Industrials                                      9.63%
Consumer Staples                                 9.43%
Materials                                        8.83%
Telecommunication Services                       6.35%
Utilities                                        4.16%
Short Term                                       1.89%
Information Technology                           1.45%
                                             ---------
                                               100.00%
                                             =========

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                           EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE GE INSTITUTIONAL EMERGING MARKETS FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2002?

A. The GE Institutional Emerging Markets Fund moved in a positive direction for the 12 months ending September 30, 2002, with a return of 3.42%. The Fund lagged both the MSCI EMF Index and our Lipper Peer group of 188 Emerging Markets funds, which gained 8.15% and 8.80%, respectively.

Q.  HOW DID MARKET CONDITIONS AFFECT THE FUND'S PERFORMANCE DURING THE PERIOD?

A. Asian markets were the strongest performers, gaining 21% over the period. Within that region, South Korea led the way by advancing 64%. The country has represented one of the brighter spots in recent years for emerging markets. Korean companies have reduced their debts, and improved their profitability. The nation's banking sector has gone from being one of the region's worst, to one of its best.


    On the opposite side of the equation lies Latin America. Latin markets continue to be plagued by jitters over Brazil's economic outlook. Specifically, investors are concerned that the country may default on its debts following its presidential election in October. In the past twelve months, Brazil's market has declined by 35%.

Q.  WHAT IS THE OUTLOOK FOR THE FUND?

A. We continue to think that emerging markets will outperform other parts of the equity market. We are finding good values within our asset class, and believe that certain secular trends, such as developing nations attracting solid outsourcing business from larger, industrialized nations, remain strong. In order to get better absolute returns, however, we may need to see signs that the global economy will recover. Some stabilization among the world's leading stock markets would also benefit investors in this part of the market.

                                                           EMERGING MARKETS FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:

                   Emerging Markets Fund              MSCI EMF
11/25/97           $10,000.00                         $10,000.00
3/98                11,068.31                          10,875.27
9/98                 6,803.55                           6,480.34
3/99                 9,467.42                           8,596.95
9/99                11,539.99                          10,143.17
3/00                18,545.61                          13,031.71
9/00                13,451.11                          10,185.2
3/01                 9,751.94                           8,346.69
9/01                 8,128.57                           6,799.74
3/02                11,181.46                           9,590.90
9/02                 8,406.67                           7,354.09

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                         ONE      THREE     SINCE
                        YEAR      YEAR   INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------
Emerging
   Markets Fund         3.42%   -10.02%    -3.52%    11/25/97
--------------------------------------------------------------------------------
MSCI EMF                8.15%   -10.16%    -6.16%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of issuers located in emerging market countries.


REGIONAL ALLOCATION
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $9,704 (in thousands)

[PIE CHART OMITTED]
PLOT POINTS TO FOLLOW:

Asia                           57.3%
Latin America                  16.1%
Short Term and Others          13.3%
Middle East and Africa         10.5%
Europe                          2.8%




TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
   Samsung Electronics                                 4.43%
--------------------------------------------------------------------------------
   Anglo American PLC.                                 3.10%
--------------------------------------------------------------------------------
   Taiwan Semiconductor
      Manufacturing Co. Ltd.                           2.81%
--------------------------------------------------------------------------------
   Kookmin Bank                                        2.60%
--------------------------------------------------------------------------------
   S1 Corp./Korea                                      2.19%
--------------------------------------------------------------------------------
   Teva Pharmaceutical Industries ADR                  2.11%
--------------------------------------------------------------------------------
   Infosys Technologies Ltd.                           1.79%
--------------------------------------------------------------------------------
   LUKOIL ADR                                          1.75%
--------------------------------------------------------------------------------
   KT Corp. ADR                                        1.62%
--------------------------------------------------------------------------------
   Satyam Computer Services Ltd. ADR                   1.61%
--------------------------------------------------------------------------------




*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                           EMERGING MARKETS FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 90.6%
--------------------------------------------------------------------------------

BRAZIL -- 3.8%

Aracruz Celulose S.A. ADR .........    2,362    $    34,627
Brasil Telecom Participacoes
   S.A. ADR .......................    1,050         23,321
Cia de Bebidas das
   Americas ADR ...................    2,030         21,762
Cia de Concessoes Rodoviarias .....    3,614          6,267(a)
Cia Paranaense de Energia ADR .....    4,291          8,239
Empresa Brasileira de
   Aeronautica S.A. ADR ...........    2,782         37,001
Petroleo Brasileiro S.A. -
   Petrobras ADR ..................    4,828         46,107
Petroleo Brasileiro S.A. -
   Petrobras ADR ..................    2,740         29,400
Tele Norte Leste Participacoes
   S.A. ADR .......................    9,315         49,370
Telemig Celular Participacoes
   S.A. ADR .......................    2,011         26,927
Ultrapar Participacoes S.A. ADR ...    4,576         25,809
Votorantim Celulose e Papel S.A. -
   VCP ADR ........................    4,195         58,604
                                                    367,434

CHILE -- 0.3%

Empresa Nacional de
   Electricidad S.A./Chile ADR ....    4,234         27,944

CHINA -- 7.4%

Aluminum Corp. of China Ltd. ......  193,482         19,101
Aluminum Corp. of
   China Ltd. ADR .................    7,500         74,250
Beijing Datang Power Gen.
   Co. Ltd. .......................  124,000         46,503
China Mobile Ltd./HK ADR ..........    5,679         64,173(a)
China Petroleum & Chemical Corp. ..  897,458        143,832
China Unicom Ltd. .................   40,000         24,104(a)
Denway Motors Ltd. ................  310,600         97,566
Huaneng Power
   International Inc. .............  124,000         96,980
Huaneng Power International Inc.
   ADR (Series N) .................    3,337        104,849
People's Food Holdings Ltd. .......   30,000         15,950
Zhejiang Expressway Co. Ltd. ......  112,000         37,335
                                                    724,643

CROATIA -- 1.3%

Pliva D.D. GDR ....................   10,821        132,016


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

HONG KONG -- 2.9%

Byd Co. Ltd. ......................   31,081    $    63,361(a)
Global Bio-Chem Technology
   Group Co. Ltd. .................  139,200         30,876
Legend Group Ltd. .................   84,000         29,886
Natural Beauty Bio-Technology Ltd.                  292,39324,367
Wah Sang Gas Holdings Ltd. ........1,016,000        135,474
                                                    283,964

HUNGARY -- 1.9%

Egis Rt. ..........................    1,177         49,698
Gedeon Richter Rt. GDR ............      580         27,243
OTP Bank Rt. ......................   14,048        115,211
                                                    192,152

INDIA -- 10.3%

Aptech Training Ltd. ..............    6,789          5,041(a)
Cipla Ltd. ........................    5,347        104,618
Dr Reddy's Laboratories Ltd. ......    3,258         56,201
Dr Reddy's Laboratories Ltd. ADR ..    4,937         83,090
Hindalco Industries Ltd. GDR ......    3,728         39,517(b)
Infosys Technologies Ltd. .........    2,472        173,848
Mastek Ltd. .......................    8,820         72,466
Reliance Industries Ltd. ..........   18,428         98,429
Satyam Computer Services Ltd. .....   29,367        130,891
Satyam Computer
   Services Ltd. ADR ..............   17,574        156,409
Sun Pharmaceuticals Industries ....    6,691         77,497
The India IT Fund Ltd. ............    1,043         11,953(a)
                                                  1,009,960

INDONESIA -- 0.6%

Ramayana Lestari Sentosa Tbk PT ...  159,500         56,749

ISRAEL -- 4.4%

Camtek Ltd. .......................    3,534          2,226(a)
DSP Group Inc. ....................    2,791         44,821(a)
Ectel Ltd. ........................   10,842         89,772(a)
Fundtech Ltd. .....................    6,596         22,756(a)
Lumenis Ltd. ......................    6,911         27,091(a)
Radview Software Ltd. .............   16,419          4,105(a)
Sapiens International
   Corp./Israel ...................   13,729         10,846(a)
Taro Pharmaceuticals Industries ...      677         22,849(a)
Teva Pharmaceutical
   Industries ADR .................    3,049        204,283
                                                    428,749

MEXICO -- 8.8%

America Movil S.A. de C.V ADR .....    9,314        112,513
Coca-Cola Femsa S.A. ADR ..........    1,324         25,169
Consorcio ARA S.A. de C.V .........   64,925         92,255(a)
Corp. GEO S.A. de C.V (Series B) ..   49,405         93,555(a)





----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                           EMERGING MARKETS FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Grupo Aeroportuario del
   Sureste S.A. de C.V ADR
   (Series B) .....................    6,441    $    70,851
Grupo Carso S.A. de C.V ADR .......    4,127         21,006(a)
Grupo Financiero
   Banorte S.A. de C.V ............   26,242         59,040
Grupo Financiero BBVA Bancomer
   (Series B) .....................   76,025         53,940(a)
Grupo Financiero BBVA
   Bancomer ADR ...................    2,441         34,600(a,b)
Grupo Modelo S.A. (Series C) ......    6,914         17,321
Grupo Televisa S.A. ADR ...........    1,188         30,282(a)
Telefonos de Mexico S.A.
   de C.V ADR .....................    4,988        140,412
Tubos de Acero de Mexico
   S.A. ADR .......................    4,346         37,376
Wal-Mart de Mexico S.A. de C.V
   (Series V) .....................   29,762         72,086
                                                    860,406

PHILIPPINES -- 1.4%

Metropolitan Bank & Trust .........   43,800         27,989
Philippine Long
   Distance Telephone .............   19,047        101,729(a)
Philippine Long Distance
   Telephone ADR ..................    2,006         10,351(a)
                                                    140,069

POLAND -- 0.9%

Bank Pekao S.A. ...................    2,645         53,813
Bank Pekao S.A. GDR ...............    1,546         31,491(b)
                                                     85,304

RUSSIA -- 5.9%

MMC Norilsk Nickel ADR ............    3,541         57,895
Mobile Telesystems ADR ............    2,979         89,966
OAO Lukoil Holdings ADR ...........    2,796        169,717
Premier Telesports Ltd. ...........    1,156             57(a)
Surgutneftegaz ADR ................    3,783         62,230
Vimpel-Communications ADR .........    4,697        111,272(a)
Wimm-Bill-Dann Foods
   OJSC ADR .......................    5,155         88,151(a)
                                                    579,288

SINGAPORE -- 0.1%

Datacraft Asia Ltd. ...............   10,436          5,009

SOUTH AFRICA -- 10.4%

African Bank Investments Ltd. .....   92,211         45,941
Anglo American Platinum
   Corp. Ltd. .....................    2,432         81,701
Anglo American PLC. ...............   23,773        301,181(a)
Gold Fields Ltd. ADR ..............    2,126         27,213
Harmony Gold Mining Co. Ltd.
   ADR ............................    4,654         72,835
Impala Platinum Holdings Ltd. .....    2,408        128,015



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Johnnic Holdings Ltd. .............    2,745  $       7,961
Sappi Ltd. ........................   10,531        121,125
Sasol Ltd. ........................    8,339         94,014
Standard Bank Group Ltd. ..........   50,698        138,081
                                                  1,018,067

SOUTH KOREA -- 23.3%

Daeduck Electronics Co. ...........   14,008        112,160
Hana Bank .........................    8,110        112,095
Kangwon Land Inc. .................      723         75,097
Kia Motors Corp. ..................   18,440        118,087(a)
Kook Soon Dang Brewery
   Co. Ltd. .......................    2,397         62,733
Kookmin Bank ......................    6,904        252,682
Korea Electric Power Corp. ........    8,652        145,769
KT Corp. ..........................    3,456        154,894
KT Corp. ADR ......................    7,072        156,857
Pacific Corp. .....................    1,300        125,460
POSCO .............................    1,680        146,332
POSCO ADR .........................    6,239        134,638
S1 Corp./Korea ....................   13,082        212,916
Samsung Electronics ...............    1,759        429,428
Youngone Corp. ....................   47,140         43,759
                                                  2,282,907

TAIWAN -- 5.5%

Chinatrust Financial Holding Co. ..   29,000         20,376(a)
Compeq Manufacturing Co. ..........   18,614         14,893(a)
HON HAI Precision Industry ........   18,409         61,504
Procomp Informatics Co. Ltd. ......   29,925         17,164(a)
Realtek Semiconductor Corp. .......    2,600          6,972
Realtek Semiconductor
   Corp. GDR ......................      907          9,392(b)
Taiwan Semiconductor
   Manufacturing Co. Ltd. .........  231,454        272,806(a)
United Microelectronics Corp. .....  135,950         92,401(a)
Yageo Corp. .......................  171,987         44,883(a)
                                                    540,391

THAILAND -- 0.3%

Hana Microelectronics Co. Ltd. ....   20,459         30,726

TURKEY -- 0.6%

Aksigorta .........................8,660,942         22,174
Enka Insaat ve Sanayi AS ..........  629,502         32,992(a)
                                                     55,166

UNITED STATES -- 0.5%

Telecomunicacoes Brasileiras
   S.A. ADR .......................    1,776         25,379
TTI Team Telecom
   International Ltd. .............    3,221         21,838(a)
                                                     47,217

TOTAL COMMON STOCK
   (COST $10,891,136) .............               8,868,161




----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                           EMERGING MARKETS FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

PREFERRED STOCK -- 1.7%
--------------------------------------------------------------------------------

BRAZIL -- 1.7%

Cia Energetica de Minas Gerais ....7,457,459     $   40,741
Cia Vale do Rio Doce ..............    2,893         63,174
Empresa Brasileira de
   Aeronautica S.A. ...............    6,004         20,540
Petroleo Brasileiro
   S.A. - Petrobras ...............    3,709         36,016
Ultrapar Participacoes S.A. .......2,100,000         11,439
                                                    171,910

TOTAL PREFERRED STOCK
   (COST $307,291) ................                 171,910


TOTAL INVESTMENTS IN SECURITIES
   (COST $11,198,427) .............               9,040,071



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.8%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $664,402) ................  664,402        664,402(l)


OTHER ASSETS AND LIABILITIES,
   NET 0.9% .......................                  84,801
                                                -----------


NET ASSETS-- 100% .................              $9,789,274
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Emerging Markets Fund was invested in the following sectors at September 30, 2002:
                                        PERCENTAGE (BASED ON
SECTOR                                      MARKET VALUE)
--------------------------------------------------------------------------------
Information Technology                          19.14%
Materials                                       14.65%
Telecommunication Services                      11.33%
Financial                                       10.24%
Healthcare                                       8.40%
Consumers Discretionary                          7.65%
Short Term                                       6.85%
Energy                                           6.76%
Utilities                                        6.25%
Industrials                                      4.80%
Consumer Staples                                 3.93%
                                             ---------
                                               100.00%
                                             =========

----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE GE INSTITUTIONAL PREMIER GROWTH FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2002?

A. The GE Institutional Premier Growth Fund declined 15.45% for the Investment Class shares and declined 15.68% for the Service Class shares for the one-year period ended September 30, 2002. This compares to a decline of 20.49% for the Fund's broad benchmark index the Standard & Poor's 500, and a decline of 20.41% for our Lipper peer group of 909 Large Cap Core funds.

Q.  WHAT FACTORS DROVE THE FUND'S PERFORMANCE FOR THE PERIOD?

A. The one-year period got off to a challenging start stemming from the events of September 11, 2001. The terrorist attacks and subsequent economic shocks to the U.S. economy are evident in the financial returns of the market. Additional concerns such as corporate governance issues and increasing global tensions also contributed to the period's problems.

Q. WHICH STOCKS HAVE PERFORMED WELL AND WHICH DETRACTED FROM PERFORMANCE?

A. Technology and telecommunications were two of the worst performing sectors during the period. In the technology sector, our portfolio holdings performed better than those included in the benchmark index, which declined over 30% in the period. Dell Computer continued to grow by taking market share from its competitors and its stock was up almost 27%. Also, Intuit continued to post solid earnings and enjoyed comparable performance. In the telecom sector, we have only one holding, Vodaphone, the largest wireless telecom operator in the world. While Vodaphone's stock was down sharply in the period, it outperformed the average return for the telecommunications sector. As investors grew more nervous about the 2002 economic recovery, industrial stocks sold off due to weakened demand. Holdings such as First Data, Automatic Data Processing, and Dover had better relative performance over the period. Our two oil service holdings also outperformed the market. Healthcare stocks were mixed over the period, but several holdings held up relatively well, including Lincare, which was up almost 17%, and Dentsply, up 31%.

    In the consumer discretionary sector, poor performance by retailer Home Depot, and declines in media holdings such as Liberty Media and Comcast detracted from performance. We believe the long-term fundamental growth prospects for these industry leaders remain intact. Carnival Corp, the cruise line company, partially offset these declines in the consumer sector, as the stock increased more than 15% during this difficult period. In the financial sector, Citigroup and AIG were down sharply, but AFLAC and American Express were both up and helped mitigate the negative performance in the sector.

Q.  HOW IS THE PORTFOLIO POSITIONED IN THIS VOLATILE MARKET?

A. The portfolio has 36 stocks with broad exposure to technology, healthcare, and consumer industries. Technology stocks make up about 19% of the portfolio, and healthcare about 20%. We continue to focus on high quality, industry leaders with financial strength. We believe many of our top holdings can grow earnings at a mid-teens rate regardless of the economic environment.

Q.  WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND FOR THE REST OF THE YEAR?

A. We've been in a bear market for over two years now, and all the major market indices are down sharply from their highs. It's hard to call a bottom, but in our opinion, this is the first time in several years that the stock market looks attractively valued versus other financial assets. As we enter the next year, the visibility of earnings growth in 2003 will be more apparent, and this may act as a positive catalyst for the market.

    We continue to believe we've assembled a portfolio of companies that should grow earnings at a rate almost two times double that of the S&P 500 as a whole. We expect the superior growth rate of these stocks will drive above-average price performance over the long-term.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:
                Premier Growth Fund      S&P 500           S&P 500/BARRA Growth
10/29/99        $10,000.00               $10,000.00        $10,000.00
12/99            11,672.59                10,804.23         11,206.68
3/00             12,103.05                11,069.14         11,688.58
6/00             11,612.52                10,755.20         11,499.84
9/00             11,462.36                10,647.30         10,489.71
12/00            11,073.26                 9,812.03          8,735.71
3/01             10,050.64                 8,650.25          7,216.63
6/01             10,422.50                 9,156.01          7,776.03
9/01              8,759.44                 7,808.89          6,742.75
12/01            10,050.81                 8,643.22          7,622.50
3/02             10,258.26                 8,668.03          7,562.07
6/02              8,909.85                 7,506.26          6,332.56
9/02              7,405.86                 6,208.85          5,437.91

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                                ONE       SINCE
                               YEAR    INCEPTION*  COMMENCEMENT
--------------------------------------------------------------------------------
Premier Growth Equity Fund     -15.45%   -9.78%      10/29/99
--------------------------------------------------------------------------------
S&P 500                        -20.49%  -15.08%
--------------------------------------------------------------------------------
S&P 500/BARRA Growth           -19.35%  -18.85%
--------------------------------------------------------------------------------


SERVICE CLASS SHARES
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:

             Premier Growth Fund      S&P 500        S&P 500/BARRA Growth
1/3/2001     $10,000.00               $10,000.00     $10,000.00
1/1/2002      10,879.23                10,357.02      10,288.06
2/1/2002       9,951.69                 9,413.57       9,081.47
3/1/2002       9,400.97                 8,815.97       8,261.06
4/1/2002      10,164.25                 9,501.52       8,999.21
5/1/2002      10,067.63                 9,565.21       9,020.27
6/1/2002       9,739.13                 9,331.41       8,901.43
7/1/2002       9,642.51                 9,240.44       8,874.77
8/1/2002       9,130.43                 8,661.89       8,278.77
9/1/2002       8,173.91                 7,958.49       7,718.60
10/1/2002      8,550.72                 8,109.81       8,004.21
11/1/2002      9,323.67                 8,732.12       8,712.98
12/1/2002      9,380.39                 8,808.80       8,725.67
1/2/2002       9,331.99                 8,680.20       8,712.31
2/2/2002       9,041.57                 8,512.81       8,455.01
3/2/2002       9,564.32                 8,834.09       8,656.51
4/2/2002       9,002.85                 8,297.56       8,037.20
5/2/2002       8,993.17                 8,236.28       7,881.17
6/2/2002       8,305.85                 7,650.05       7,249.05
7/2/2002       7,599.18                 7,053.38       6,901.05
8/2/2002       7,754.07                 7,099.54       6,944.15
9/2/2002       6,892.50                 6,327.80       6,224.92


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                              ONE       SINCE
                             YEAR    INCEPTION*   COMMENCEMENT
--------------------------------------------------------------------------------
Premier Growth Equity Fund  -15.68%     -19.23%      1/03/01
--------------------------------------------------------------------------------
S&P 500                     -20.49%     -36.72%
--------------------------------------------------------------------------------
S&P 500/BARRA Growth        -19.35%     -37.75%
--------------------------------------------------------------------------------

INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in a limited number of equity securities of large-and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.


SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $136,088 (in thousands)

[PIE CHART OMITTED]
PLOT POINTS TO FOLLOW:

Healthcare                     19.7%
Information Technology         18.0%
Consumer - Discretionary       17.5%
Industrials                    16.0%
Financial %                    15.9%
Energy                          4.3%
Short Term                      4.1%
Telecommunication Services      2.7%
Consumer - Staples              1.8%



TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
   Cardinal Health Inc.                                4.38%
--------------------------------------------------------------------------------
   Carnival Corp.                                      4.02%
--------------------------------------------------------------------------------
   Intuit Inc.                                         3.94%
--------------------------------------------------------------------------------
   First Data Corp.                                    3.85%
--------------------------------------------------------------------------------
   Dell Computer Corp.                                 3.76%
--------------------------------------------------------------------------------
   Lincare Holdings Inc.                               3.68%
--------------------------------------------------------------------------------
   American International Group                        3.50%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     3.50%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         3.44%
--------------------------------------------------------------------------------
   Molex Inc. (Class A)                                3.36%
--------------------------------------------------------------------------------


*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                      PREMIER GROWTH EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.5%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 17.7%

Carnival Corp. ....................  217,924   $  5,469,892
Catalina Marketing Corp. ..........  122,038      3,426,827(a)
Comcast Corp. (Class A) ...........  209,207      4,364,058(a)
Home Depot Inc. ...................  156,906      4,095,247
Interpublic Group Cos. Inc. .......  126,396      2,003,377
Liberty Media Corp. (Series A) ....  610,188      4,381,150(a,h)
                                                 23,740,551

CONSUMER - STAPLES -- 1.8%

The Gillette Co. ..................   82,811      2,451,206

ENERGY -- 4.5%

Baker Hughes Inc. .................  108,962      3,163,167
Schlumberger Ltd. .................   69,736      2,682,047
                                                  5,845,214

FINANCIAL -- 16.2%

Aflac Inc. ........................  148,189      4,547,920(h)
American Express Co. ..............   95,886      2,989,725
American International Group ......   87,170      4,768,199
Citigroup Inc. ....................  152,547      4,523,019
Federal National
   Mortgage Association ...........   30,509      1,816,506
State Street Corp. ................   78,452      3,031,385(e)
                                                 21,676,754

HEALTHCARE -- 20.0%

Apogent Technologies Inc. .........  117,608      2,194,565(a)
Cardinal Health Inc. ..............   95,888      5,964,234(h)
Dentsply International Inc. .......   98,066      3,939,311
IMS Health Inc. ...................   95,887      1,435,428
Lincare Holdings Inc. .............  161,265      5,005,666(a)
Pfizer Inc. .......................  161,264      4,679,881
Wyeth .............................  113,321      3,603,608
                                                 26,822,693

INDUSTRIALS -- 16.3%

Automatic Data Processing .........  113,321      3,940,171
Certegy Inc. ......................  102,424      2,058,722(a)
Concord EFS Inc. ..................  148,186      2,353,194(a)
Dover Corp. .......................  143,830      3,650,405
First Data Corp. ..................  187,415      5,238,249
Molex Inc. (Class A) ..............  217,924      4,576,186
                                                 21,816,927


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 18.3%

Applied Materials Inc. ............  178,697   $  2,063,950(a)
Cisco Systems Inc. ................  322,528      3,380,093(a)
Dell Computer Corp. ...............  217,924      5,123,393(a)
Intel Corp. .......................  191,773      2,663,727
Intuit Inc. .......................  117,679      5,357,925(a)
Microsoft Corp. ...................  108,962      4,765,998(a)
Texas Instruments Inc. ............   78,453      1,158,751
                                                 24,513,837

TELECOMMUNICATION SERVICES -- 2.7%

Vodafone Group PLC. ADR ...........  283,302      3,634,765(h,j)

TOTAL INVESTMENTS IN SECURITIES
   (COST $179,701,643) ............             130,501,947



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.2%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund ................3,147,822      3,147,822(l)
State Street Navigator Securities
   Lending Prime Portfolio ........2,438,534      2,438,534(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $5,586,356) ..............               5,586,356

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (1.7)% .....................              (2,227,620)

NET ASSETS-- 100% .................            $133,860,683
                                               ============



--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Premier Growth Equity Fund had the following short futures contracts open at September 30, 2002:

                           NUMBER      CURRENT
             EXPIRATION      OF       NOTIONAL     UNREALIZED
DESCRIPTION     DATE      CONTRACTS     VALUE     APPRECIATION
--------------------------------------------------------------------------------
S&P 500     December 2002     4      $(815,000)      $55,088




---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                    PREMIER RESEARCH EQUITY FUND
--------------------------------------------------------------------------------

Q&A


Q. HOW DID THE GE INSTITUTIONAL PREMIER RESEARCH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2002?

A. The GE Institutional Premier Research Equity Fund declined 19.26% for the twelve-month period ended September 30, 2002. The Fund outpaced its benchmark, the S&P 500 Index, which declined 20.49% over the same period and its Lipper Peer group of Large Cap Core funds, which lost 20.41% for the year.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK DURING THE PERIOD?

A. Our holdings in the energy, health care, and information technology sectors declined more slowly than was the case for those industries within their respective benchmarks indices. While the returns from our telecom services and utilities holdings were poor, they also posted returns that were better than the benchmark's positions in those same industries, helping the Fund hold up slightly better than the comparative indices.

Q. WHAT EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST 12 MONTHS, AND HOW DID THEY AFFECT THE FUND?

A. 2002 was supposed to be the year of economic recovery, after the Federal Reserve aggressively lowered interest rates throughout 2001 in an effort to jump start economic activity. While that appeared to be successful early in the year, anemic growth prevailed as 2002 progressed, forcing multiple reductions in earnings estimates for most economically sensitive companies. The less economically sensitive areas of energy and consumer staples stocks were the better performing sectors, while information technology, telecom services, and utilities groups were among the poorer performing areas.

Q.  WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. While none of our holdings managed to move in a positive direction in each of the four quarters of the fiscal year, we did have several that recorded positive returns in three of the four quarters, including United Healthcare (+31% for the year), Tenet Healthcare (+24%), Anheuser Busch (+21%), Burlington Resources (+12%), and Bank of America (+9%). A variety of stocks were eliminated during the year, primarily due to poor earnings performance, including Calpine, Convergys, General Mills, PNC Financial, and Safeway.

Q.  WHAT WERE THE MAJOR CHANGES MADE IN THE FUND'S HOLDINGS DURING THE QUARTER?

A. We made a larger than usual number of transactions toward the end of the period. Positions that we eliminated included Delphi, Duke Energy, Honeywell, Intel, and Verizon. We established new positions in Applied Materials, Danaher, Kimberly Clark, and Oracle, based on our expectations that these stocks will be well-positioned for positive performance in the months to come.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Fundamental research on individual holdings continues to be our main focus, as we build a portfolio from the best ideas of our experienced, in-house research staff. In an effort to reduce the Fund's overall risk profile, we will maintain a fairly neutral exposure to all sectors represented in our comparative index as we have in the past.

                                                    PREMIER RESEARCH EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:
                    Premier Research Equity Fund        S&P 500
4/28/2000           $10,000.00                          $10,000.00
6/00                 10,110.00                           10,035.00
9/00                  9,920.00                            9,934.32
12/00                 9,490.39                            9,154.99
3/01                  8,650.62                            8,071.01
6/01                  8,822.62                            8,542.89
9/01                  7,466.85                            7,285.98
12/01                 8,340.51                            8,064.45
3/02                  8,289.59                            8,087.59
6/02                  7,250.84                            7,003.61
9/02                  6,435.53                            5,793.09


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                        ONE         SINCE
                        YEAR      INCEPTION*       COMMENCEMENT
--------------------------------------------------------------------------------
Premier Research
   Equity Fund         -19.26%       -18.82%          4/28/00
--------------------------------------------------------------------------------
S&P 500                -20.49%       -20.22%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in a limited number of equity securities of large- and medium-sized companies located in the United States.


SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $7,090 (in thousands)

[PIE CHART OMITTED]
PLOT POINTS TO FOLLOW:


TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
   Microsoft Corp.                                     3.16%
--------------------------------------------------------------------------------
   Exxon Mobil Corp.                                   2.95%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         2.92%
--------------------------------------------------------------------------------
   Home Depot Inc.                                     2.78%
--------------------------------------------------------------------------------
   PepsiCo. Inc.                                       2.65%
--------------------------------------------------------------------------------
   Bank of America Corp.                               2.59%
--------------------------------------------------------------------------------
   Johnson & Johnson                                   2.44%
--------------------------------------------------------------------------------
   Target Corp.                                        2.34%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      2.20%
--------------------------------------------------------------------------------
   American International Group                        2.04%
--------------------------------------------------------------------------------



*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                    PREMIER RESEARCH EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          PREMIER RESEARCH EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 98.8%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 13.8%

Best Buy Co. Inc. .................    3,266    $    72,864(a,j)
Comcast Corp. (Class A) ...........    5,120        106,803(a,j)
Costco Wholesale Corp. ............    2,241         72,541(a)
Home Depot Inc. ...................    7,564        197,420
Omnicom Group .....................    1,736         96,660(j)
Target Corp. ......................    5,615        165,755
Viacom Inc. (Class B) .............    3,040        123,272(a)
                                                    835,315

CONSUMER - STAPLES -- 10.7%

Anheuser-Busch Cos Inc. ...........    1,506         76,204
Avon Products Inc. ................    1,733         79,891(j)
Kimberly-Clark Corp. ..............    2,138        121,096
PepsiCo. Inc. .....................    5,080        187,706
Sara Lee Corp. ....................    3,723         68,094(j)
Sysco Corp. .......................    3,994        113,390
                                                    646,381

ENERGY -- 6.3%

Burlington Resources Inc. .........    1,305         50,060
ChevronTexaco Corp. ...............    1,290         89,333
Exxon Mobil Corp. .................    6,549        208,913
Nabors Industries Ltd. ............    1,014         33,209(a)
                                                    381,515

FINANCIAL -- 21.1%

American International Group ......    2,643        144,572
Bank of America Corp. .............    2,875        183,425
Bank One Corp. ....................    3,401        127,197
Capital One Financial Corp. .......    3,627        126,655(j)
Citigroup Inc. ....................    5,271        156,285
Federal National Mortgage Assoc. ..    2,136        127,177
Hartford Financial Services
   Group Inc. .....................    1,965         80,565
Lehman Brothers Holdings Inc. .....      814         39,927(j)
Mellon Financial Corp. ............    3,037         78,749
The Allstate Corp. ................    2,244         79,774
Wells Fargo & Co. .................    2,576        124,060
                                                  1,268,386

HEALTHCARE -- 15.4%

Baxter International Inc. .........    1,528         46,680
Biogen Inc. .......................    1,562         45,720(a,j)
Cardinal Health Inc. ..............    2,193        136,405(j)
Johnson & Johnson .................    3,203        173,218
Pfizer Inc. .......................    7,125        206,768
Pharmacia Corp. ...................    2,933        114,035
Tenet Healthcare Corp. ............    1,278         63,261(a)
UnitedHealth Group Inc. ...........      737         64,281
Wyeth .............................    2,412         76,702
                                                    927,070

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 8.8%

Burlington Northern
   Santa Fe Corp. .................    1,458  $      34,875
Concord EFS Inc. ..................    6,918        109,858(a)
Danaher Corp. .....................    1,579         89,766
Emerson Electric Co. ..............    1,649         72,457
General Dynamics Corp. ............    1,126         91,578(j)
United Technologies Corp. .........    2,378        134,333
                                                    532,867

INFORMATION TECHNOLOGY -- 12.8%

Applied Materials Inc. ............   10,389        119,993(a)
Cisco Systems Inc. ................   10,302        107,965(a)
Dell Computer Corp. ...............    3,477         81,744(a)
Electronic Data Systems Corp. .....    3,783         52,886(j)
Intuit Inc. .......................    1,651         75,170(a)
Microsoft Corp. ...................    5,119        223,905(a)
Oracle Corp. ......................    7,842         61,638(a)
Unisys Corp. ......................    6,850         47,950(a)
                                                    771,251

MATERIALS -- 2.9%

Alcoa Inc. ........................    3,739         72,163
Weyerhaeuser Co. ..................    2,308        101,021
                                                    173,184

TELECOMMUNICATION SERVICES -- 4.0%

AT&T Corp. ........................    9,448        113,470
Vodafone Group PLC. ADR ...........   10,153        130,263(j)
                                                    243,733

UTILITIES -- 3.0%

Dominion Resources Inc. ...........    1,589         80,610(j)
Entergy Corp. .....................    2,479        103,128(j)
                                                    183,738

TOTAL INVESTMENTS IN SECURITIES
   (COST $7,275,247) ..............               5,963,440



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 18.7%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund ....  134,439        134,439(l)
State Street Navigator Securities
   Lending Prime Portfolio ........  992,177        992,177(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $1,126,616) ..............               1,126,616


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (17.5)% ....................              (1,053,710)
                                                 ----------


NET ASSETS-- 100% .................              $6,036,346
                                                 ==========


----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                               PREMIER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


Q&A


Q. HOW DID THE GE INSTITUTIONAL PREMIER INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2002?

A. The GE Institutional Premier International Equity Fund declined 24.35% during the one-year period ended September 30, 2002. The Fund trailed both the MSCI EAFE benchmark, which fell by 15.53%, and its Lipper peer group of 912 International Funds, which lost 13.53% during the same period.

Q.  HOW DID MARKET CONDITIONS AFFECT FUND PERFORMANCE?

A. The performance of the portfolio was affected by three major external factors -- a global economic slowdown that has lasted for several quarters; a loss of confidence in management and business practices; and, more recently, the threat of war with Iraq. However, consumers continued to spend at a reasonable level and house prices have held up surprisingly well, plus inflation remains benign, even in an environment where oil prices are artificially high.

Q.  WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A. Within the portfolio, an overweight position in insurance stocks and reduced weighting in tobacco and alcohol stocks proved costly. However, holdings in information technology and energy stocks made positive contributions. Individually, Vivendi Universal (France -- media) was the worst performing stock while Samsung Electronic (Korea -- IT) was the best.

Q.  WHAT MAJOR CHANGES TOOK PLACE IN THE FUND?

A. After placing a substantial weighting in the French media giant Vivendi Universal, the company's performance and management proved disappointing, and we eventually sold our position. The Fund's weighting in financial issues, especially our overweight position in insurance company stocks, has been reduced over the last 12 months. Our enthusiasm for this sector has been based on the potential for greater savings and investment in Continental Europe. However, the confluence of major events, such as terrorism, asbestos claims, European floods, and the rapid decline of global equity prices has put undue pressure on these stocks. We also added several top-quality stocks, including Swiss companies Nestle (food) and Novartis (healthcare) and Smith and Nephew (United Kingdom -- healthcare).

Q.  WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD AND HOW IS THE FUND POSITIONED?

A. Indiscriminate selling across regions and sectors has offered unprecedented opportunities to add the highest quality names to our portfolio at very attractive prices. Through this difficult period our proven methodology of searching for undervalued growth stocks has remained unchanged. We believe our portfolio is appropriately positioned for the weak and uneven recovery we anticipate in the months ahead.

                                               PREMIER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:
                     Premier International Equity Fund       MSCI EAFE
4/28/2000            $10,000.00                              $10,000.00
6/00                  10,300.00                               10,137.35
9/00                   8,690.00                                9,319.67
12/00                  8,290.90                                9,069.59
3/01                   7,134.03                                7,824.12
6/01                   7,205.06                                7,721.05
9/01                   5,916.27                                6,645.83
12/01                  6,403.83                                7,109.30
3/02                   6,311.02                                7,145.44
6/02                   5,970.72                                6,993.99
9/02                   5,141.46                                5,613.81


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                          ONE        SINCE
                         YEAR      INCEPTION*   COMMENCEMENT
--------------------------------------------------------------------------------
Premier International
   Equity Fund           -24.35%      -28.19%     4/28/00
--------------------------------------------------------------------------------
MSCI EAFE                -15.53%      -21.25%
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in a limited number of equity securities of companies located in developed and developing countries other than the United States.


SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $4,461 (in thousands)

[PIE CHART OMITTED]
PLOT POINTS TO FOLLOW:

Continental Europe         58.0%
United Kingdom             19.6%
Japan                      11.5%
Canada                      3.4%
Pacific Rim                 3.2%
Emerging Asia               2.8%
Latin America               0.9%
Short Term                  0.6%



TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
   TotalFinaElf S.A. (Series B)                        4.68%
--------------------------------------------------------------------------------
   BHP Billiton PLC.                                   4.25%
--------------------------------------------------------------------------------
   Carrefour S.A.                                      3.97%
--------------------------------------------------------------------------------
   Lagardere S.C.A.                                    3.75%
--------------------------------------------------------------------------------
   Riunione Adriatica di Sicurta SpA                   3.70%
--------------------------------------------------------------------------------
   Vodafone Group PLC.                                 3.62%
--------------------------------------------------------------------------------
   Petro-Canada                                        3.36%
--------------------------------------------------------------------------------
   Honda Motor Co. Ltd.                                3.27%
--------------------------------------------------------------------------------
   Brambles Industries Ltd.                            3.19%
--------------------------------------------------------------------------------
   Novartis AG                                         3.09%
--------------------------------------------------------------------------------
   BAE Systems PLC.                                    2.89%
--------------------------------------------------------------------------------





*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.
 SEE NOTES TO PERFORMANCE.
 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                               PREMIER INTERNATIONAL EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        PREMIER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 98.8%
--------------------------------------------------------------------------------

AUSTRALIA -- 3.2%

Brambles Industries Ltd. ..........   40,671    $   142,457

BRAZIL -- 0.9%

Empresa Brasileira
   de Aeronautica S.A. ADR ........    3,071         40,844

CANADA -- 3.3%

Petro-Canada ......................    5,109        149,975

FINLAND -- 1.0%

Stora Enso Oyj (Series R) .........    4,618         44,711

FRANCE -- 22.5%

Accor S.A. ........................    2,781         81,188
Aventis S.A. ......................    2,375        124,358
AXA ...............................    5,797         56,871
BNP Paribas .......................    3,684        120,034
Carrefour S.A. ....................    4,410        176,888
Lagardere S.C.A. ..................    4,359        167,091
Michelin (C.G.D.E.) ...............    2,636         74,012
TotalFinaElf S.A. (Series B) ......    1,586        208,710
                                                  1,009,152

GERMANY -- 7.9%

Bayerische Motoren Werke AG .......    2,554         82,030
Deutsche Bank AG ..................    2,016         91,718
E.ON AG ...........................    2,090         98,698
Schering AG .......................    1,754         84,044
                                                    356,490

IRELAND -- 2.6%

CRH PLC. ..........................   10,316        114,962

ITALY -- 8.1%

ENI-Ente Nazionale
   Idrocarburi SpA ................    8,904        122,098
IntesaBci SpA .....................   45,639         76,651
Riunione Adriatica di Sicurta SpA .   14,033        164,842
                                                    363,591


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

JAPAN -- 11.5%

Canon Inc. ........................    3,000    $    98,082
Honda Motor Co. Ltd. ..............    3,600        145,792
Komatsu Ltd. ......................   23,000         77,274
Nissan Motor Co. Ltd. .............   13,300        101,293
Toshiba Corp. .....................   30,000         91,675
                                                    514,116

NETHERLANDS -- 3.1%

ING Groep NV ......................    5,245         72,597
Koninklijke Philips
   Electronics NV .................    4,718         68,519
                                                    141,116

SPAIN -- 3.3%

Banco Santander Central
   Hispano S.A. ...................   13,061         66,712
Telefonica S.A. ...................   10,656         79,378(a)
                                                    146,090

SWEDEN -- 1.4%

Assa Abloy AB (Series B) ..........    6,539         63,475

SWITZERLAND -- 7.7%

Credit Suisse Group ...............    4,192         82,079
Nestle S.A. .......................      581        126,749
Novartis AG .......................    3,492        137,811
                                                    346,639

TAIWAN -- 2.8%

Taiwan Semiconductor
   Manufacturing Co. Ltd. .........  105,500        124,349(a)

UNITED KINGDOM -- 19.5%

Aviva PLC. ........................   12,979         72,853
BAE Systems PLC. ..................   42,728        128,808
BHP Billiton PLC. .................   40,949        189,667
Compass Group PLC. ................   21,582         89,798
National Grid Group PLC. ..........   15,057        106,739
Smith & Nephew PLC. ...............   12,181         73,442
Tesco PLC. ........................   15,824         51,119
Vodafone Group PLC. ...............  126,270        161,580
                                                    874,006

TOTAL INVESTMENTS IN SECURITIES
   (COST $6,403,272) ..............               4,431,973



----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                               PREMIER INTERNATIONAL EQUITY FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.6%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $28,917) .................   28,917     $   28,917(l)


OTHER ASSETS AND LIABILITIES,
   NET 0.6% .......................                  28,891
                                                 ----------

NET ASSETS-- 100% .................              $4,489,781
                                                 ==========



--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Premier International Equity Fund invested in the following sectors at September 30, 2002:
                                        PERCENTAGE (BASED ON
SECTOR                                      MARKET VALUE)
--------------------------------------------------------------------------------
Consumer-Discretionary                          18.15%
Financial                                       18.03%
Energy                                          10.78%
Industrials                                     10.15%
Healthcare                                       9.41%
Consumer-Staples                                 7.95%
Materials                                        7.83%
Information Technology                           7.04%
Telecommunication Services                       5.40%
Utilities                                        4.61%
Short Term                                       0.65%
                                             ---------
                                               100.00%
                                             =========



----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------


Q&A


Q. HOW DID THE GE INSTITUTIONAL INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDING SEPTEMBER 30, 2002?

A. The GE Institutional Income Fund posted a total return of 8.07% for the one-year period ended September 30, 2002. During the same period the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 8.60% and the average return for the Fund's Lipper peer group of 129 Intermediate U.S. Government funds for the same period was 6.20%.

Q. HOW DID MARKET CONDITIONS AFFECT FUND PERFORMANCE DURING THE TWELVE MONTHS ENDED SEPTEMBER 30, 2002?

A. The year following the events of September 2001 provided bond investors with a healthy return, which included price appreciation as well as coupon income. That is not to say, however, the twelve months were an easy ride. The Federal Reserve aggressively pumped liquidity into the financial system in the aftermath of the September 11th terrorist attacks, reducing the Federal Funds rate 1.25% to a 40-year low of 1.75% in the final quarter of 2001. However, yields on U.S. Treasury securities moved higher by the end of 2001, as investors anticipated an economic recovery and interest rate hikes by the Federal Reserve in 2002. The economy did not disappoint in the first quarter of 2002, posting a 5% growth rate. The central bank moved to a neutral stance regarding interest rates in March. Rates moved higher in the first quarter of 2002, but then dropped significantly by the end of September. The economic recovery began showing signs of stalling and fears of a "double dip" recession developed. Equity valuations tumbled as corporate earnings disappointed and investors faced the unfamiliar risks of corporate malfeasance and suspect accounting practices in the wake of the Enron scandal. The threat of renewed terrorism loomed and the potential for a U.S. war with Iraq grew. Investors looked and found a safe haven in U.S. Treasuries, pushing interest rates lower. The Federal Reserve left rates unchanged in August, but indicated its willingness to consider more rate cuts in August. On September 30, 2002, yields on two- and ten-year Treasury securities had declined roughly one percent for the year.


    Returns on non-Treasury securities were mixed during the period. Residential and commercial mortgage-backed securities provided solid returns. The uncertainty of corporate earnings and corporate governance issues hurt the performance of corporate bonds. The number of fallen angels (issuers whose credit ratings were downgraded from investment grade to below investment grade) hit record highs, including Worldcom, Tyco, Qwest and Williams. Asset-backed securities suffered as well, due to poor performance in the manufactured housing and home equity loan sectors.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund underperformed its benchmark, primarily due to a small exposure to Enron debt securities early in the 12-month period. Performance benefited by our decision to hold a reduced position in the credit sector and tactical allocations into mortgage-backed securities. Effective security selection in the mortgage-backed sector also contributed positively to our return.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND AND THE BOND MARKET?

A. We remain steadfast to our earlier view that economic growth will be slow in the coming quarters, thus averting a double dip back into recession. The recent wave in mortgage refinancing should help support household consumption through the final quarter, allowing more time for business demand to turn favorable. Although we have held the view that the Federal Reserve will hold rates steady through the end of 2002, we cannot rule out more interest rate cuts in the event of further earnings disappointments or the onset of war with Iraq.

    Against our outlook for slow economic growth we maintain a somewhat conservative stance in terms of the Fund's interest rate positioning. We have increased our weighting in mortgage-backed securities, given their attractive valuations. We believe that mortgage refinancing activity and volatility will dampen from their current all-time highs. We are maintaining a position comparable to that of the index in corporate debt securities given the uncertain outlook for corporate earnings. Going forward, our focus will be on issue selection, targeting those issuers with solid credit fundamentals and liquidity.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:
                    Income Fund              LB Aggregate
11/21/97            $10,000.00               $10,000.00
3/98                 10,290.76                10,257.76
9/98                 10,921.12                10,941.19
3/99                 10,904.80                10,923.66
9/99                 10,842.65                10,901.15
3/00                 11,048.41                11,128.07
9/00                 11,559.12                11,663.20
3/01                 12,394.92                12,522.51
9/01                 13,038.16                13,173.92
3/02                 12,999.98                13,192.21
9/02                 14,094.32                14,306.41



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                       ONE       THREE       SINCE
                      YEAR       YEAR     INCEPTION* COMMENCEMENT
--------------------------------------------------------------------------------
Income Fund           8.07%      9.13%      7.31%     11/21/97
--------------------------------------------------------------------------------
LB Aggregate          8.60%      9.48%      7.69%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing primarily in a variety of investment grade debt securities.


SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $285,906 (in thousands)

[PIE CHART OMITTED]
PLOT POINTS TO FOLLOW:

Asset Backed & Other        33.3%
Mortgage Backed             25.1%
Corporate Notes             20.2%
Federal Agencies            10.2%
Treasuries                   9.7%
Sovereign Bonds              1.5%



QUALITY RATINGS
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
         Moody's/S&P/                   Percentage of
         Fitch Rating+                  Market Value
--------------------------------------------------------------------------------
            Aaa/AAA                        80.14%
--------------------------------------------------------------------------------
            AA to A                        12.83%
--------------------------------------------------------------------------------
            Below A                         6.70%
--------------------------------------------------------------------------------
           NR/Other                         0.33%
--------------------------------------------------------------------------------






+MOODY'S INVESTORS SERVICES, INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY
 RECOGNIZED STATISTICAL RATING ORGANIZATIONS. * INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

 SEE NOTES TO PERFORMANCE.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                     INCOME FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 110.2%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 12.9%

U.S. Treasury Bonds
5.38%       02/15/31 .............$2,529,000   $  2,810,351(h,j)
6.88%       08/15/25 ............. 2,029,000      2,609,071(h)
7.25%       05/15/16 ............. 3,465,000      4,498,783(h)
8.13%       08/15/19 ............. 3,746,000      5,293,548(h)
10.38%      11/15/04 ............. 1,490,000      1,751,093(h)
10.63%      08/15/15 .............   980,000      1,608,533
                                                 18,571,379
U.S. Treasury Notes
2.25%       07/31/04 ............. 2,200,000      2,223,012(j)
3.25%       08/15/07 ............. 2,117,000      2,181,992(j)
4.38%       08/15/12 ............. 1,958,000      2,081,902(j)
5.88%       11/15/04 ............. 1,620,000      1,759,077
6.50%       02/15/10 .............   160,000        193,086(h)
7.00%       07/15/06 .............   640,000        747,770(h)
                                                  9,186,839

TOTAL U.S. TREASURIES
   (COST $26,062,580) ............               27,758,218


FEDERAL AGENCIES -- 13.5%

Federal Home Loan Mortgage Assoc.
4.50%       04/15/03 ............. 1,635,000      1,655,269

Federal Home Loan Mortgage Corp.
5.25%       01/15/06 ............. 2,405,000      2,602,691(h)

Federal National Mortgage Assoc.
3.50%       09/15/04 ............. 4,440,000      4,566,185(j)
4.00%       11/17/03 .............   715,000        723,122(j)
5.00%       01/20/04 - 01/15/07 ..11,530,000     12,171,929(j)
5.25%       08/14/03 - 08/01/12 .. 3,888,000      4,006,949(j)
5.63%       02/28/07 .............   890,000        932,453
7.13%       01/15/30 ............. 2,068,000      2,563,679(h)
                                                 24,964,317

TOTAL FEDERAL AGENCIES
   (COST $27,917,053) ............               29,222,277


AGENCY MORTGAGE BACKED -- 35.2%

Federal Home Loan Mortgage Corp.
6.00%       02/01/29 - 05/01/31 ..   981,458      1,011,777
6.50%       05/01/29 - 07/01/30 ..    82,579         85,730
7.00%       10/01/16 - 07/01/31 ..   345,716        361,886
7.50%       09/01/12 - 03/01/32 ..   589,914        622,719
8.00%       11/01/30 - 08/01/31 ..   646,243        690,943
8.50%       02/01/30 - 05/01/30 ..   508,901        544,515
                                                  3,317,570
Federal National Mortgage Assoc.
5.50%       10/01/02 - 01/01/16 .. 3,287,027      3,407,492(i)
6.00%       02/01/14 - 02/01/31 ..   591,874        613,097


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

6.50%       06/01/17 - 01/01/30 .. $  930,035  $    973,640
7.00%       03/01/15 - 08/01/32 .. 3,535,512      3,716,168(h)
7.50%       05/01/15 - 06/01/32 .. 8,138,815      8,603,167(h)
8.00%       12/01/12 - 06/01/32 .. 1,709,317      1,831,129
8.50%       01/01/31 - 08/01/31 ..   746,646        799,845(h)
9.00%       04/01/16 - 12/01/22 ..   266,581        292,119
                                                 20,236,657
Federal National Mortgage Assoc.
6.50%       TBA .................. 1,000,000      1,047,190(c)
6.50%       TBA ..................14,027,000     14,531,130(c)
7.00%       TBA ..................22,338,000     23,322,212(c)
                                                 38,900,532
Government National Mortgage Assoc.
6.50%       03/15/24 - 04/15/28 ..   759,512        794,447
7.00%       03/15/12 - 04/15/29 .. 1,484,253      1,564,364
7.50%       10/15/22 - 09/15/31 .. 3,157,765      3,356,397
8.00%       05/15/30 - 09/15/30 ..   112,780        121,058
8.50%       10/15/17 .............   102,954        113,269
9.00%       11/15/16 - 12/15/21 ..   390,559        434,785
                                                  6,384,320
Government National Mortgage Assoc.
6.50%       TBA .................. 6,947,000      7,240,094(c)

TOTAL AGENCY MORTGAGE BACKED
   (COST $75,091,758) .............              76,079,173


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.6%

Federal Home Loan Mortgage Corp.
6.00%       12/15/08 - 09/15/23 ..   475,000        502,252
6.25%       01/15/23 .............   110,000        116,222
6.50%       12/15/08 .............   110,000        115,603
7.50%       07/15/08 .............   169,596         25,570(g)
8.00%       02/01/23 - 07/01/24 ..   135,134         21,873(g)
14.86%      03/15/30 .............    84,042         84,618(i)
16.27%      10/15/02 .............   158,000        191,793(i)
21.32%      05/15/24 .............   106,183         98,020(d,f)
23.14%      10/15/23 .............   113,141        104,978(d,f)
                                                  1,260,929
Federal Home Loan Mortgage STRIPS
4.94%       08/01/27 .............    32,758         29,774(d,f)
8.11%       04/01/28 .............   312,411        281,170(d,f)
                                                    310,944
Federal National Mortgage Assoc.
6.50%       01/25/23 - 10/25/27 .. 1,205,539      1,242,032
7.50%       11/25/31 .............   645,178        695,784
9.04%       10/25/29 .............   183,991        160,072(d,f)
14.75%      10/25/02 .............    36,570         37,206(i)
14.85%      10/25/02 .............   249,250        279,379(i)
17.38%      10/25/02 .............    93,883         95,526(i)
20.43%      10/25/02 .............    51,823         52,414(i)
                                                  2,562,413
Federal National Mortgage Assoc. REMIC
5.00%       05/25/12 .............   971,572      1,004,059
1008.00%    05/25/22 .............       186          4,087(g)
1080.91%    03/25/22 .............       299          5,934(g)
                                                  1,014,080
Federal National Mortgage Assoc. STRIPS
7.50%       11/01/23 - 04/01/27 .. 1,224,261        183,467(g)
8.00%       08/01/24 - 07/01/24 ..   280,106         45,697(g)
                                                    229,164




----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Corp.
16.32%      10/15/02              $   145,000 $     170,013(i)

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATION
   (COST $5,527,625)                              5,547,543


ASSET BACKED SECURITIES -- 11.1%

AESOP Funding II LLC (Class A)
3.85%       10/20/05                 312,000        320,385(b)
American Express Credit Account
   Master Trust (Class A)
1.86%       10/15/02                 850,000        849,269(i,m)
AmeriCredit Automobile Receivables
   Trust (Class A)
3.55%       04/06/06                 153,000        154,928
Arran Master Trust (Class A)
1.97%       12/15/02               1,250,000      1,249,887(i,m)
Centex Home Equity
3.56%       06/25/25                 153,000        154,385
Chase Credit Card Master Trust
   (Class A)
1.92%       10/15/02               1,828,000      1,828,076(i)
Chase Funding Loan Acquisition Trust
5.39%       05/25/28                 311,000        325,533
Citibank Credit Card Issuance Trust
1.86%       12/17/02                 600,000        599,438(i)
4.10%       12/07/06                 503,000        520,761
Citibank Credit Card Issuance Trust
   (Class A)
6.90%       10/15/07                 185,000        207,075
Conseco Private Label Credit Card
   Master Note Trust (Class A)
2.10%       10/15/02                 428,000        426,535(i)
Countrywide Asset-Backed Certificates
2.07%       10/25/02                 337,015        335,326(i)
Countrywide Asset-Backed Certificates
   (Class A)
2.06%       10/25/02                 190,606        190,413(i)
Countrywide Home Equity Loan Trust
   (Class A)
2.05%       10/15/02                 699,156        694,020(i)
Discover Card Master Trust I (Class A)
5.30%       11/16/06                 873,000        916,645
Equity One ABS Inc.
5.03%       10/25/32                 213,000        221,786
Ford Credit Auto Owner Trust
   (Class A)
6.62%       07/15/04                 173,491        177,072
Ford Credit Auto Owner Trust
   (Class B)
4.79%       05/15/05                 312,000        328,477
Green Tree Financial Corp.
6.90%       04/15/18                  22,318         23,217
HFC Home Equity Loan Asset Backed
   Certificates (Class A)
2.12%       10/20/02                 339,539        338,521(i)
2.19%       10/20/02                 791,016        790,273(i)
Household Automotive Trust (Class A)
2.12%       10/17/02                 500,000        499,300(i)



--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Household Private Label Credit Card
   Master Note Trust I (Class A)
1.96%       10/15/02 .............$   91,000   $     91,049(i)
MBNA Credit Card Master
   Note Trust (Class A)
1.97%       11/15/02 ............. 1,000,000        999,942(i)
MBNA Credit Card Master
   Note Trust (Class C )
4.05%       01/15/08 .............   156,000        158,008
MBNA Master Credit Card
   Trust USA (Class A)
2.05%       10/15/02 .............   305,000        305,058(i)
MBNA Master Credit Card
   Trust USA (Class A)
2.08%       10/15/02 .............   700,000        703,764(i)
Mellon Bank Premium Finance
   Loan Master trust (Class A)
2.07%       12/15/02 ............. 1,000,000      1,000,550(i)
Metris Master Trust (Class A)
2.03%       10/20/02 ............. 1,828,000      1,828,872(i)
2.05%       10/20/02 .............   110,000        110,039(i)
Providian Gateway Master Trust
   (Class A)
2.04%       10/15/02 .............   900,000        900,076(i)
Pse&g Transition Funding LLC
   (Class A)
6.61%       06/15/13 .............   241,000        277,150
Residential Asset Mortgage
   Products Inc. (Class A)
1.94%       10/25/02 .............   530,195        529,515(i)
Residential Asset Securities Corp.
   (Class A)
2.06%       10/25/02 .............   294,927        292,736(i)
2.08%       10/25/02 ............. 2,897,302      2,880,768(i)
Residential Funding Mortgage
   Securities II (Class A)
1.95%       10/25/02 .............   121,855        121,745(i)
Superior Wholesale Inventory
   Financing Trust
1.91%       10/15/02 ............. 1,000,000      1,000,274(i)
1.99%       10/15/02 ............. 1,600,000      1,600,041(i,m)
West Penn Funding LLC Transition
   Bonds (Class A)
6.81%       09/25/08 .............    87,000         95,347

TOTAL ASSET BACKED
   (COST $23,923,441) ............               24,046,256


CORPORATE NOTES -- 26.7%

Abbott Laboratories
5.13%       07/01/04 .............   612,000        643,487
Aetna Inc./Old
6.97%       08/15/36 .............    87,000         93,746
AIG SunAmerica Global Financing IX
6.90%       03/15/32 .............   220,000        246,908(b)
Albertson's Inc.
7.50%       02/15/11 .............   219,000        259,386
Albertson's Inc.
8.00%       05/01/31 .............   125,000        151,026



----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Allstate Financial Global Funding
5.25%       02/01/07 .............$  365,000   $    387,714(b)
Amerada Hess Corp.
7.88%       10/01/29 ..............  457,000        548,816
American Airlines Inc. (Class A)
6.86%       10/15/10 ..............  171,279        177,573
Anadarko Petroleum Corp.
5.00%       10/01/12 ..............  180,000        181,870
Anheuser-Busch Cos. Inc.
6.50%       02/01/43 ..............  535,000        596,391
Appalachian Power Co. (Series C)
6.60%       05/01/09 ..............  270,000        270,594
Appalachian Power Co. (Series E)
4.80%       06/15/05 ..............  230,000        230,232
AT&T Corp.
5.63%       03/15/04 ..............  155,000        154,613
Bank of America Corp.
7.40%       01/15/11 ..............  505,000        596,966
Bank One Corp.
6.50%       02/01/06 ..............  850,000        941,800
BB&T Corp.
4.75%       10/01/12 ..............  115,000        116,286
BCI US Funding Trust
8.01%       07/15/08 ..............  129,000        141,651(b,i)
Brascan Corp.
7.13%       06/15/12 ..............  260,000        269,497
Brascan Ltd.
7.38%       10/01/02 ..............   37,000         37,003
British Telecommunications PLC.
8.38%       12/15/10 ..............  170,000        198,744
Campbell Soup Co.
5.50%       03/15/07 ..............  230,000        250,479
Capital Auto Receivables Asset Trust
1.44%       11/15/02 ..............5,000,000      5,000,000(i,d)
Capital One Bank
6.88%       02/01/06 ..............  161,000        150,577
Cargill Inc.
6.38%       06/01/12 ..............  305,000        344,020(b)
Centerior Energy Corp. (Series B)
7.67%       07/01/04 ..............  146,000        151,970
Citigroup Inc.
1.90%       11/29/02 ..............1,000,000      1,000,603(i,m)
5.70%       02/06/04 ..............  663,000        694,062
7.25%       10/01/10 ..............  391,000        445,709
Coca-Cola Enterprises Inc.
6.70%       10/15/36 ..............  224,000        246,109
Conagra Foods Inc.
7.00%       10/01/28 ..............  155,000        170,311
7.13%       10/01/26 ..............  265,000        300,892
Conoco Inc.
5.90%       04/15/04 ..............1,152,000      1,211,340
6.95%       04/15/29 ..............  150,000        170,433
ConocoPhillips
9.38%       02/15/11 ..............  183,000        238,831
Consolidated Edison Co. of New York
5.63%       07/01/12 ..............  170,000        183,122
Countrywide Home Loans Inc.
5.63%       05/15/07 ..............  305,000        323,239
COX Communications Inc.
7.13%       10/01/12 ..............  230,000        229,552


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Credit Suisse First Boston USA Inc.
6.50%       01/15/12 .............$  220,000   $    235,257
CSX Corp.
7.25%       05/01/04 .............   100,000        106,790
Darden Restaurants Inc.
7.13%       02/01/16 .............   260,000        299,208
Delhaize America Inc.
7.38%       04/15/06 .............   194,000        180,383
Delta Air Lines Inc.
7.57%       11/18/10 .............   562,000        586,582
Devon Financing Corp. ULC
7.88%       09/30/31 .............   375,000        446,379
Dominion Resources Inc./VA (Series A)
6.00%       01/31/03 .............   302,000        304,639
Duke Energy Corp.
5.38%       01/01/09 .............    91,000         92,013
EL Paso Corp.
7.38%       12/15/12 .............   366,000        237,900
EOP Operating LP
7.00%       07/15/11 .............   155,000        170,928
7.75%       11/15/07 .............   220,000        251,475
Equity Residential
6.63%       03/15/12 .............   475,000        522,890
European Investment Bank
4.63%       03/01/07 .............   720,000        768,014
FedEx Corp.
7.50%       01/15/18 .............   268,467        310,891
Ford Motor Co.
7.45%       07/16/31 .............   265,000        214,645
Ford Motor Credit Co.
7.38%       10/28/09 .............   310,000        296,999
7.50%       03/15/05 .............   340,000        346,219
7.60%       08/01/05 .............    54,000         54,904
FPL Group Capital Inc.
7.40%       06/01/09 .............   238,000        267,419
Fred Meyer Inc. Holding Co.
7.40%       03/01/05 .............   160,000        174,880
General Mills Inc.
5.10%       02/15/07 .............   380,000        399,910
General Motors Acceptance Corp.
2.60%       10/21/02 ............. 1,000,000        981,537(i,m)
5.80%       11/10/03 - 03/12/03 ..   611,000        616,051
6.10%       09/15/06 - 01/22/08 ..   709,000        707,601
6.90%       09/15/11 .............   400,000        391,328
7.30%       03/02/11 .............    47,000         47,362
Georgia Power Co.
4.90%       07/15/07 .............   305,000        323,449
Golden State Bancorp Inc.
7.10%       08/01/05 .............   315,000        341,240
Golden West Financial Corp.
4.80%       10/01/12 .............   230,000        231,617
Goldman Sachs Group Inc.
6.60%       01/15/12 .............   220,000        240,984
HJ Heinz Finance Co.
6.00%       03/15/12 .............   150,000        165,344(b)
HSBC Capital Funding LP/
   Channel Islands
9.60%       06/30/10 .............    64,000         78,265(i)
Hyatt Equities LLC
6.90%       06/15/07 .............   185,000        187,897(b)



----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Hydro Quebec
8.30%       04/15/26 ............. $  95,000   $    130,931
International Business Machines Corp.
1.90%       12/10/02 .............   500,000        499,794(i)
International Paper Co.
6.90%       04/15/29 .............   230,000        241,882
John Deere Capital Corp.
4.10%       07/15/05 .............   310,000        318,895
John Hancock Global Funding II
5.60%       06/27/06 .............   347,000        368,497
Jones Apparel Group Inc.
7.90%       06/15/06 .............   150,000        169,353
Kellogg Co. (Series B)
6.60%       04/01/11 .............   110,000        125,267
7.50%       04/01/31 .............   333,000        408,345
Keycorp
4.60%       05/16/05 .............   535,000        555,849
KFW International Finance
4.80%       01/24/07 .............   645,000        688,612
Kraft Foods Inc.
5.30%       06/01/07 .............   920,000        995,633
Kroger Co.
8.00%       09/15/29 .............   230,000        275,204
Lockheed Martin Corp.
8.50%       12/01/29 .............   230,000        304,088
Loral Corp.
8.40%       06/15/24 .............   230,000        287,638
Marathon Oil Corp.
6.80%       03/15/32 .............   320,000        338,464
Masco Corp.
5.90%       07/15/12 .............   305,000        318,176
6.80%       03/15/06 .............   255,000        276,272
Merrill Lynch & Co Inc.
2.10%       10/15/02 ............. 2,000,000      2,000,568(i,m)
Metropolitan Life Global Funding I
4.80%       06/20/07 .............   270,000        285,891
Morgan Stanley
7.10%       01/15/03 .............   457,000        463,138
Murphy Oil Corp.
7.10%       05/01/29 .............   190,000        209,965
Nabisco Inc.
6.10%       02/01/33 .............    87,000         88,055(i)
National Rural Util Co.op Fin
6.00%       05/15/06 .............   721,000        777,110
NB Capital Trust IV
8.30%       04/15/07 .............   229,000        261,287
News America Inc.
7.60%       11/30/28 .............   101,000         94,162
Norfolk Southern Corp.
6.00%       04/30/08 .............   225,000        245,637
North Fork Bancorporation Inc.
5.88%       08/15/12 .............   185,000        199,356(b)
Occidental Petroleum Corp.
8.45%       02/15/29 .............   230,000        292,636
Ocean Energy Inc.
4.38%       10/01/07 .............   230,000        233,135
Pall Corp.
6.00%       08/01/12 .............   235,000        249,246(b)
Pemex Finance Ltd.
9.03%       02/15/11 .............   398,000        462,846



--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Pepsi Bottling Holdings Inc.
5.38%       02/17/04 .............$  183,000   $    190,476(b)
Petroleos Mexicanos
9.50%       09/15/27 .............   517,000        567,408
Potash Corp. of Saskatchewan
7.75%       05/31/11 .............   155,000        181,821
PP&L Capital Funding Inc.
7.75%       04/15/05 .............   105,000        108,246
Praxair Inc.
6.63%       10/15/07 .............    80,000         90,993
Procter & Gamble - Esop (Series A)
9.36%       01/01/21 .............   150,000        209,835
Procter & Gamble Co.
4.75%       06/15/07 .............   455,000        490,449
Progress Energy Inc.
5.85%       10/30/08 .............   230,000        241,093
6.55%       03/01/04 .............   206,000        214,271
7.75%       03/01/31 .............   210,000        228,907
PSEG Power LLC
6.95%       06/01/12 .............   150,000        144,848(b)
PSI Energy Inc.
6.65%       06/15/06 .............   190,000        203,564
Quest Diagnostics
6.75%       07/12/06 .............   155,000        169,048
Quest Diagnostics
7.50%       07/12/11 .............   155,000        180,000
Raytheon Co.
6.75%       08/15/07 .............    91,000        100,691
7.90%       03/01/03 .............   644,000        654,618
Royal Bank of Scotland Group PLC.
7.65%       09/30/31 .............    78,000         88,058(i)
8.82%       03/31/49 .............   649,000        737,861
9.12%       03/31/49 .............   247,000        305,821
Safeway Inc.
6.15%       03/01/06 .............   553,000        601,023
Scripps Co. (E.W.)
5.75%       07/15/12 .............   230,000        252,336
Simon Property Group LP
6.75%       07/15/04 .............   245,000        258,838
Southtrust Bank NA
7.00%       11/15/08 .............   115,000        131,730
Southwestern Electric Power (Series B)
4.50%       07/01/05 .............   185,000        184,295
Sprint Capital Corp.
6.00%       01/15/07 .............   178,000        124,600
Target Corp.
5.88%       03/01/12 ............. 1,320,000      1,456,132
Target Corp.
7.00%       07/15/31 .............   365,000        425,050
Tele-Communications-TCI Group
9.80%       02/01/12 .............   223,000        222,003
Tenet Healthcare Corp.
5.38%       11/15/06 .............   450,000        477,108
The Bear Stearns Cos. Inc.
5.70%       01/15/07 .............   155,000        166,658
TRW Inc.
6.63%       06/01/04 .............   151,000        157,869
Turner Broadcasting System Inc.
8.38%       07/01/13 .............   492,000        468,104




----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Tyson Foods Inc.
8.25%       10/01/11 ..............$ 230,000   $    275,184
UBS Preferred Funding Trust I
8.62%       10/01/10 ..............  146,000        174,570(i)
Unilever Capital Corp.
6.88%       11/01/05 ..............  140,000        156,954
Union Carbide Corp.
5.75%       10/15/07 ..............  265,000        288,468
5.84%       05/25/04 ..............  242,000        254,146
6.79%       06/01/25 ..............  123,000        130,513
6.79%       11/09/07 ..............  160,000        181,749
7.38%       09/15/09 ..............  215,000        249,351
Union Planters Bank NA
5.13%       06/15/07 ..............  310,000        332,259
United Dominion Realty Trust Inc.
6.50%       06/15/09 ..............  225,000        240,098
Valero Energy Corp.
6.88%       04/15/12 ..............  320,000        310,614
Verizon Florida Inc. (Series F)
6.13%       01/15/13 ..............  230,000        232,965
Verizon Global Funding Corp.
7.75%       12/01/30 ..............  745,000        752,152
Verizon Pennsylvania (Series A)
5.65%       11/15/11 ..............  146,000        143,877
Viacom Inc.
7.75%       06/01/05 ..............  244,000        271,679
Wachovia Corp.
4.95%       11/01/06 ..............  274,000        292,405
Walt Disney Co.
5.38%       06/01/07 .............   230,000        238,721
Walt Disney Co.
6.20%       06/20/14 .............   230,000        242,378
Washington Mutual Inc.
5.63%       01/15/07 .............   305,000        326,942
Wells Fargo & Co.
5.25%       12/01/07 .............   385,000        415,365
Wendy's International Inc.
6.20%       06/15/14 .............   385,000        435,115
Weyerhaeuser Co.
5.50%       03/15/05 .............   385,000        401,351(b)
6.13%       03/15/07 .............   150,000        159,766(b)
Wisconsin Energy Corp.
5.88%       04/01/06 .............   230,000        247,977
Wyeth
5.88%       03/15/04 .............   251,000        259,757
Yale University
7.38%       04/15/26 .............   293,000        340,246
Yorkshire Power Pass-Through Asset
   Trust 2000-1
8.25%       02/15/05 .............   130,000        140,331(b)

TOTAL CORPORATE NOTES
   (COST $55,219,253) ............               57,631,171


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.2%

Bear Stearns Commercial
   Mortgage Securities
4.83%       08/15/38 .............   154,000        154,803



--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Bear Stearns Commercial Mortgage
   Securities (Class A)
5.06%       11/15/16 ............. $ 274,854   $    289,971
6.48%       02/15/35 .............    66,000         74,590
Bear Stearns Commercial Mortgage
   Securities (Class B)
6.20%       02/14/31 .............    34,000         37,689
Chase Commercial Mortgage
   Securities Corp. (Class A)
6.03%       11/18/30 .............   177,300        190,611
6.39%       11/18/30 .............   101,000        113,549
Citicorp Mortgage Securities Inc.
   (Class B)
6.13%       9/25/13 - 09/25/13 ...   319,522        329,002
COMM (Class A)
6.46%       02/16/34 .............   401,000        444,388(b)
CS First Boston Mortgage
   Securities Corp. (Class A)
5.11%       09/15/34 .............    99,000        104,367
6.13%       04/15/37 .............   100,000        110,656
DLJ Commercial Mortgage Corp.
6.24%       11/12/31 .............   442,000        493,527
First Horizon Asset Securities Inc.
   (Class B)
6.25%       08/25/13 .............   209,819        217,425
First Union-Lehman Brothers-Bank
   of America (Class A)
6.56%       11/18/35 .............   289,000        326,387
GMAC Commercial Mortgage
   Securities Inc. (Class A)
6.42%       05/15/35 ............. 1,252,000      1,406,110
GS Mortgage Securities Corp. II
6.86%       07/13/30 .............   229,000        240,784
Impac CMB Trust (Class A)
2.09%       10/25/02 .............   711,622        708,400(i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
6.47%       11/15/35 .............   128,000        145,139
LB Commercial Conduit
   Mortgage Trust (Class A)
6.78%       06/15/31 .............   132,000        150,697
LB-UBS Commercial Mortgage Trust
4.17%       03/15/34 ............. 1,273,000         43,759(b,d,g)
6.23%       03/15/26 .............    75,000         83,695
6.53%       07/14/16 .............    91,000        101,863(b)
LB-UBS Commercial Mortgage Trust
   (Class B)
6.65%       07/14/16 .............    65,000         72,556(b)
Lehman Large Loan (Class A)
6.84%       10/12/34 .............   207,000        221,878
Master Asset Securitization Trust
6.31%       06/25/13 .............   164,859        169,495
Merrill Lynch Mortgage
   Investors Inc. (Class A)
2.13%       10/25/02 ............. 2,585,029      2,577,286(i)
Morgan Stanley Capital I (Class A)
6.34%       07/15/30 .............   118,228        127,390
7.11%       04/15/33 .............   245,000        284,270




----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                                     INCOME FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter
   Capital I
1.03%       10/15/35 .............$2,139,000   $     80,547(b,g)
1.12%       04/15/34 ............. 1,373,000         56,250(b,g)
Morgan Stanley Dean Witter
   Capital I (Class A)
1.60%       08/15/18 ............. 1,720,001        110,017(b)
5.72%       12/18/32 .............   551,000        597,491
5.90%       10/15/35 .............   274,000        299,263
5.98%       02/01/31 .............   220,785        235,733
5.98%       01/15/39 .............   230,000        253,194
6.01%       07/15/33 .............   131,947        144,527
6.39%       10/15/35 .............   320,000        359,090
6.54%       02/01/31 .............   440,000        493,755
6.55%       07/15/33 .............    56,000         63,060
Residential Asset Securitization Trust
1.06%       05/25/04 .............   678,842         11,714(g)
Residential Asset Securitization Trust
   (Class A)
1.96%       10/25/02 .............   333,002        332,655(i)
Salomon Brothers Mortgage
   Securities VII
7.00%       07/25/24 .............   638,275        651,979
TIAA Retail Commercial Trust
   (Class A)
5.77%       06/19/16 .............   110,159        117,062(b)
6.56%       06/19/26 .............   130,000        145,836(b)
Washington Mutual (Class B)
6.50%       07/25/05 .............   198,314        205,069

TOTAL NON AGENCY COLLATERALIZED
   MORTGAGE OBLIGATION
   (COST $12,569,300) ............               13,377,529

SOVEREIGN BONDS -- 2.0%

Canadian Government Bond
5.25%       11/05/08 .............   305,000        334,262
Finland Government
   International Bond
4.75%       03/06/07 .............   330,000        354,605
Italy Government International Bond
4.38%       10/25/06 .............   352,000        373,178
4.63%       06/15/05 .............   515,000        544,726
5.63%       06/15/12 .............    90,000        100,073
Province of British Columbia/Canada
4.63%       10/03/06 .............   238,000        254,051
Province of Manitoba
4.25%       11/20/06 .............   379,000        399,119
Province of Ontario
3.50%       09/17/07 .............   235,000        239,317
5.13%       07/17/12 .............   230,000        246,576
5.00%       07/17/09 ............. 1,090,000      1,162,388
7.50%       09/15/29 .............   261,000        336,070

TOTAL SOVEREIGN BONDS
   (COST $4,044,831) .............                4,344,365


TOTAL BONDS AND NOTES
   (COST $230,355,841) ...........              238,006,532



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

PREFERRED STOCK -- 0.1%
--------------------------------------------------------------------------------
DOMESTIC PREFERRED -- 0.1%

Centaur Funding Corp.
   (Series B), 9.08%
   (COST $431,085) ...............       400 $      302,859(b)

TOTAL INVESTMENTS IN SECURITIES
   (COST $230,786,926) ...........              238,309,391



                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 22.1%
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 10.6%

Abbey National PLC.
2.10%       11/13/02 .............$4,630,000      4,630,000
Citicorp
1.80%       10/02/02 ............. 3,120,000      3,119,844(m)
San Paolo U.S. Finance Company
1.80%       10/04/02 .............10,000,000      9,998,500
Toyota Mtr Cr Co Yrs 3 & 4
1.73%       10/03/02 ............. 5,000,000      4,999,519
                                                 22,747,863
MONEY MARKET -- 11.4%
Cred Agri Indo Na Inc.
1.80%       10/04/02 .............10,000,000      9,998,500(m)
Dexia Bank Belgium
2.25%       01/21/03 ............. 2,100,000      2,100,000
Societe Generale
2.25%       01/09/03 ............. 2,500,000      2,500,000
UBS AG
1.76%       10/11/02 .............10,000,000      9,995,111
                                                 24,593,611
TIME DEPOSIT -- 0.1%
State Street Cayman Islands
1.88%       10/01/02 .............   102,183        102,183(e)
1.88%       10/01/02 .............   153,411        153,412(e,m)
                                                    255,595

TOTAL SHORT-TERM INVESTMENTS
   (COST $47,597,069) ............               47,597,069


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (32.4)% ...................              (69,919,764)
                                               ------------


NET ASSETS-- 100% ................             $215,986,696
                                               ============




----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

Q&A


Q. HOW DID THE GE INSTITUTIONAL STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2002?

A. The GE Institutional Strategic Investment Fund declined 7.83% for the one-year period ended September 30, 2002. During the same period, the Fund's broad-based benchmarks, the Standard & Poor's 500 Composite Price Index, declined 20.49% and the Lehman Brothers Aggregate Bond Index increased 8.60%. The Fund's Lipper peer group of 282 Flexible funds, lost an average of 10.36%.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The US Equity portion of the Fund suffered due to the events of September 11, 2001. The terrorist attacks and subsequent economic shocks to the US economy are evident in the financial returns of the market. Relative out-performance was due to solid stock selection in several sectors, including technology, telecommunication services, industrials, energy, and healthcare. Technology names continued to be battered over the period. Our portfolio holdings performed relatively better than the benchmark technology holdings, which were down more than 30%. While many technology stocks were off significantly, Dell continued to grow by taking market share from its competitors and was up almost 27%. Also, Intuit continued to post solid earnings and was up more than 27% over the weak technology period. The Fund's underweight position in telecommunications helped performance, however, our single holding of Vodafone, performed relatively better than the benchmark, holdings which were off more than 56%. As investors began to discount the 2002 recovery, industrials sold off due to poor visibility for demand. Holdings such as First Data, Equifax, and Automatic Data Processing, as well as Dover, had better relative performance over the period. Our energy underweight position and better relative stock performance in Nabors, up more than 56%, and Baker Hughes, helped performance, as the benchmark sector was down almost 13%. Healthcare issues continued to be depressed over the period, but several holdings in the portfolio held up relatively better than the benchmark, including Cardinal Health; Lincare, which was up almost 17%; Dentsply, up 31%; and Johnson & Johnson. In addition, not owning any stocks in the materials sector, down almost 8%, and not owning any stocks in the utilities sector, down more than 35%, helped performance.

    The fixed income portion of the Fund, following the events of September 2001, awarded bond investors with a healthy positive return, which included price appreciation as well as coupon income. That is not to say, however, the twelve months ending September 30, 2002 were an easy ride. The Federal

    Reserve aggressively pumped liquidity into the financial system in the aftermath of 9/11, reducing the federal funds rate 125 basis points, to a 40-year low of 1.75% in the final quarter of 2001. However, Treasury yields from 2-year to 30-year maturity securities ended higher by quarter end upon rising expectations for economic recovery and Fed tightening in 2002. GDP did not disappoint in the first quarter of 2002, posting a 5% growth rate. The central bank moved from an easing bias to a neutral stance in March, while leaving the fed funds rate unchanged. Interest rates moved higher in the first quarter of 2002 but then dropped significantly by the end of September. The economic recovery began showing signs of stalling and fears of a double dip recession developed. Equity valuations tumbled as corporate earnings disappointed, and investors faced the unfamiliar risks of corporate malfeasance and suspect accounting practices in the wake of Enron. The threat of renewed terrorism loomed and the potential for a U.S. war with Iraq grew. Investors looked and found a safe haven in U.S. Treasuries, pushing interest rates down. The Federal Reserve left rates unchanged but moved back to an easing bias in August. On September 30, 2002, 2 and 10-year Treasury yields were 1.68% and 3.59%, respectively, down 116 and 99 basis points.

    International equity markets saw a sharp recovery in the final quarter of 2001 which was maintained in the first quarter of 2002. However, markets soon deteriorated in an accelerating fashion through the remainder of the full year period ending September. Three major factors added to the deteriorating sentiment during the period: persistent economic weakness around the globe; loss of confidence in corporate governance; and, in the third quarter, the growing threat of war with Iraq. The culmination of these issues resulted in an unprecedented drop in global markets in July and September of this year; in fact, September 2002 saw the worst market conditions since the 1930s. However, there is modest but growing sentiment that these falls have created a base from which even a mild economic recovery may allow a stock market recovery.

Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED OVER THE PAST YEAR?

A. Currently, the Fund's asset allocation mix is 41% in U.S. equities, 13% in international equities, 38% in fixed income securities, and 8% in cash and cash equivalents. We continue to model the portfolio allocation consistent with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy. The target weightings have not changed during the period and the current weightings are in line with Committee's investment policy.

                                                       STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:

                Strategic Investment Fund        S&P 500           LB Aggregate    Composite
10/29/99       $10,000.00                       $10,000.00        $10,000.00       $10,000.00
12/99           10,651.90                        10,804.23          9,951.09        10,459.84
3/00            11,013.66                        11,069.14         10,170.64        10,718.75
6/00            11,013.66                        10,755.20         10,347.84        10,609.98
9/00            11,023.71                        10,647.30         10,659.73        10,680.21
12/00           11,197.13                         9,812.03         11,108.01        10,350.72
3/01            10,602.69                         8,650.25         11,445.10         9,731.39
6/01            10,797.23                         9,156.01         11,509.70        10,100.09
9/01            10,094.71                         7,808.89         12,040.47         9,365.46
12/01           10,859.07                         8,643.22         12,045.92         9,964.85
3/02            10,880.97                         8,668.03         12,057.19         9,990.84
6/02            10,224.17                         7,506.26         12,502.66         9,313.79
9/02             9,304.65                         6,208.85         13,075.52         8,488.41


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002

                               ONE        SINCE
                              YEAR     INCEPTION* COMMENCEMENT
--------------------------------------------------------------------------------
Strategic Investment Fund   -7.83%      -2.44%      10/29/99
--------------------------------------------------------------------------------
S&P 500                    -20.49%     -15.08%
--------------------------------------------------------------------------------
LB Aggregate                 8.60%       9.63%
--------------------------------------------------------------------------------
Composite+                  -9.63%      -5.46%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.


REGIONAL ALLOCATION
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $34,514 (in thousands)

[PIE CHART OMITTED]
PLOT POINTS TO FOLLOW:

Domestic Equity          38.3%
Bonds and Notes          29.7%
Short Term               18.2%
Foreign Equity           13.8%




TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
   Federal National Mortgage
     Assoc. 6.50%, 11/01/31                            4.25%
--------------------------------------------------------------------------------
   U.S. Treasury Notes. 3.25%, 08/15/07                3.58%
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage
     Corp. 7.00%, 08/01/23                             2.93%
--------------------------------------------------------------------------------
   Federal National Mortgage
     Assoc. 7.00%, 10/01/22                            2.48%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      2.08%
--------------------------------------------------------------------------------
   Cardinal Health Inc.                                1.85%
--------------------------------------------------------------------------------
   First Data Corp.                                    1.78%
--------------------------------------------------------------------------------
   U.S. Treasury Notes 5.88%, 11/15/04                 1.67%
--------------------------------------------------------------------------------
   Fannie Mae                                          1.42%
--------------------------------------------------------------------------------
   Johnson & Johnson                                   1.41%
--------------------------------------------------------------------------------




* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

+ THE COMPOSITE INDEX RETURN IS A BLENDED RETURN COMPRISED OF 60% S&P 500 INDEX
  AND 40% LB AGGREGATE BOND INDEX.

 SEE NOTES TO PERFORMANCE.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       STRATEGIC INVESTMENT FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

DOMESTIC EQUITY -- 43.8%
--------------------------------------------------------------------------------

COMMINGLED FUND -- 0.1%

SPDR Trust Series 1 ...............      298   $     24,373(e)

CONSUMER - DISCRETIONARY -- 6.3%

AOL Time Warner Inc. ..............      675          7,898(a)
Carnival Corp. ....................   11,481        288,173
Catalina Marketing Corp. ..........   10,291        288,971(a)
Charter Communications Inc.
   (Class A) ......................    6,974         12,972(a)
Comcast Corp. (Class A) ...........   14,883        310,459(a)
eBay Inc. .........................      510         26,933(a)
Home Depot Inc. ...................    9,951        259,721
Interpublic Group Cos. Inc. .......    7,314        115,927
Liberty Media Corp. (Series A) ....   58,003        416,462(a)
Omnicom Group .....................      893         49,722
Viacom Inc. (Class B) .............    3,245        131,585(a)
                                                  1,908,823

CONSUMER - STAPLES -- 1.9%

Colgate-Palmolive Co. .............    1,444         77,904
PepsiCo. Inc. .....................    5,452        201,451
Philip Morris Cos. Inc. ...........    3,827        148,488
The Gillette Co. ..................    4,975        147,260
                                                    575,103

ENERGY -- 2.9%

Anadarko Petroleum Corp. ..........    4,041        179,986
Baker Hughes Inc. .................    6,251        181,467
Exxon Mobil Corp. .................    5,511        175,801
Nabors Industries Ltd. ............    4,125        135,094(a)
Schlumberger Ltd. .................    5,103        196,261
                                                    868,609

FINANCIAL -- 9.3%

Aflac Inc. ........................    3,232         99,190
American Express Co. ..............    5,650        176,167
American International Group ......    6,985        382,080
Bank One Corp. ....................    4,383        163,924
Berkshire Hathaway Inc. (Class B) .      105        258,825(a)
Capital One Financial Corp. .......    1,063         37,120
Citigroup Inc. ....................   24,206        717,708
Fannie Mae ........................    8,234        490,252
Fidelity National Financial Inc. ..      595         17,094
Loews Corp. .......................      187          8,020
Marsh & McLennan Cos. Inc. ........    6,009        250,215
State Street Corp. ................    5,145        198,803(e)
Travelers Property Casualty Corp.
   (Class B) ......................      569          7,699(a)
                                                  2,807,097



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

HEALTHCARE -- 11.0%

Abbott Laboratories ...............    7,144  $     288,618
Apogent Technologies Inc. .........    8,590        160,289(a)
Bristol-Myers Squibb Co. ..........    6,209        147,774
Cardinal Health Inc. ..............   10,291        640,100
Dentsply International Inc. .......    4,719        189,562
IMS Health Inc. ...................    3,253         48,697
Johnson & Johnson .................    9,015        487,531
Lincare Holdings Inc. .............   13,097        406,531(a)
Medtronic Inc. ....................      750         31,590
Merck & Co Inc. ...................    6,251        285,733
Pfizer Inc. .......................   14,373        417,104
Sybron Dental Specialties Inc. ....    1,999         27,966(a)
Wyeth .............................    5,953        189,305(b)
                                                  3,320,800

INDUSTRIALS -- 8.2%

Automatic Data Processing .........    7,952        276,491
Certegy Inc. ......................    7,654        153,845(a)
Concord EFS Inc. ..................    3,359         53,341(a)
Dover Corp. .......................   13,353        338,899
Emerson Electric Co. ..............    1,391         61,121
Equifax Inc. ......................   10,716        232,966
First Data Corp. ..................   21,942        613,279
Molex Inc. (Class A) ..............   15,436        324,141
Paychex Inc. ......................      638         15,484
3M Co. ............................      771         84,787
Tyco International Ltd. ...........    1,361         19,190
United Technologies Corp. .........    1,193         67,393
Waste Management Inc. .............   10,163        237,001
                                                  2,477,938

INFORMATION TECHNOLOGY -- 4.1%

Applied Materials Inc. ............    7,102         82,028(a)
Cisco Systems Inc. ................   11,056        115,867(a)
Dell Computer Corp. ...............    7,229        169,954(a)
Intel Corp. .......................   12,162        168,930
Intuit Inc. .......................    7,484        340,747(a)
Microsoft Corp. ...................    7,594        332,162(a)
Qualcomm Inc. .....................      202          5,579(a)
Texas Instruments Inc. ............    2,158         31,874
                                                  1,247,141

TOTAL DOMESTIC EQUITY
   (COST $16,628,422) .............              13,229,884



--------------------------------------------------------------------------------
FOREIGN EQUITY -- 15.7%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 2.7%

Accor S.A. ........................    2,818         82,268
Bayerische Motoren Werke AG .......    2,588         83,122
Compass Group PLC. ................   21,809         90,742
Honda Motor Co. Ltd. ..............    3,600        145,792
Koninklijke Philips Electronics NV     4,768         69,245
Lagardere S.C.A. ..................    4,387        168,165
Michelin (C.G.D.E.) ...............    2,741         76,961
Nissan Motor Co. Ltd. .............   13,400        101,870
                                                    818,165




----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

CONSUMER - STAPLES -- 1.2%

Carrefour S.A. ....................    4,451 $      178,533
Nestle S.A. .......................      588        128,276
Tesco PLC. ........................   15,810         51,074
                                                    357,883

ENERGY -- 1.6%

ENI-Ente Nazionale
   Idrocarburi SpA ................    8,927        122,414
Petro-Canada ......................    5,163        151,560
TotalFinaElf S.A. (Series B) ......    1,608        211,605
                                                    485,579

FINANCIAL -- 2.7%

Aviva PLC. ........................   13,155         73,840
AXA ...............................    5,876         57,646
Banco Santander Central
   Hispano S.A. ...................   13,190         67,371
BNP Paribas .......................    3,734        121,663
Credit Suisse Group ...............    4,220         82,627
Deutsche Bank AG ..................    2,044         92,992
ING Groep NV ......................    5,316         73,580
IntesaBci SpA .....................   45,954         77,180
Riunione Adriatica di Sicurta SpA .   14,223        167,074
                                                    813,973

HEALTHCARE -- 1.4%

Aventis S.A. ......................    2,398        125,563
Novartis AG .......................    3,540        139,705
Schering AG .......................    1,778         85,194
Smith & Nephew PLC. ...............   12,347         74,442
                                                    424,904

INDUSTRIALS -- 1.5%

Assa Abloy AB (Series B) ..........    6,627         64,329
BAE Systems PLC. ..................   43,576        131,364
Brambles Industries Ltd. ..........   41,027        143,704
Empresa Brasileira de
   Aeronautica S.A. ADR ...........    3,113         43,171
Komatsu Ltd. ......................   24,000         80,634
                                                    463,202

INFORMATION TECHNOLOGY -- 0.9%

Canon Inc. ........................    3,000         98,082
Taiwan Semiconductor
   Manufacturing Co. Ltd. .........   78,400         92,407(a)
Toshiba Corp. .....................   30,000         91,675
                                                    282,164

MATERIALS -- 1.2%

BHP Billiton PLC. .................   41,261        191,113
CRH PLC. ..........................   10,456        116,522
Stora Enso Oyj (Series R) .........    4,618         44,711
                                                    352,346



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICE -- 1.8%

Telefonica S.A. ...................   10,750   $     80,078(a)
Vodafone Group PLC. ...............  127,981        163,769
Vodafone Group PLC. ADR ...........   23,473        301,159
                                                    545,006

UTILITIES -- 0.7%

E.ON AG ...........................    2,118        100,020
National Grid Group PLC. ..........   15,261        108,185
                                                    208,205

TOTAL FOREIGN EQUITY
   (COST $5,951,175) ..............               4,751,427



                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 34.1%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 12.2%

U.S. Treasury Notes
3.25%       08/15/07 .............$1,200,000      1,236,840
4.38%       08/15/12 .............   300,000        318,984
4.88%       02/15/12 .............   115,000        126,701
5.38%       02/15/31 .............   165,000        183,356
5.88%       11/15/04 .............   530,000        575,501
6.50%       02/15/10 .............   290,000        349,969
6.88%       08/15/25 .............    95,000        122,160
7.00%       07/15/06 .............   140,000        163,575
7.25%       05/15/16                 170,000        220,720
10.38%      11/15/04 .............   255,000        299,684
10.63%      08/15/15 .............    45,000         73,861

TOTAL U.S.TREASURIES
   (COST $3,556,152) .............                3,671,351


FEDERAL AGENCIES -- 2.5%

Federal National Mortgage Assoc.
3.50%       09/15/04 .............   230,000        236,537
5.00%       01/15/07 .............    85,000         91,696
5.25%       08/01/12 .............    75,000         77,603
5.63%       02/28/07 .............    40,000         41,908
6.13%       03/15/12 .............    50,000         56,818
7.13%       01/15/30 .............   190,000        235,541

TOTAL FEDERAL AGENCIES
   (COST $711,248) ...............                  740,103


AGENCY MORTGAGE BACKED -- 12.1%

Federal National Mortgage Assoc.
6.50%       11/01/31 ............. 1,414,396      1,466,800
7.00%       TBA ..................   300,000        313,218(c)



----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp.
7.00%       08/01/23 .............$  963,278    $ 1,011,712
Federal National Mortgage Assoc.
7.00%       10/01/22 .............   814,799        856,663

TOTAL AGENCY MORTGAGE BACKED
   (COST $3,566,122) .............                3,648,393


CORPORATE NOTES -- 7.1%

Albertson's Inc.
8.00%       05/01/31 .............    25,000         30,205
Anadarko Petroleum Corp.
5.00%       10/01/12 .............    10,000         10,104
Anheuser-Busch Cos. Inc.
6.50%       02/01/43 .............    45,000         50,164
Appalachian Power Co. (Series C)
6.60%       05/01/09 .............    15,000         15,033
Appalachian Power Co. (Series E)
4.80%       06/15/05 .............    10,000         10,010
AT&T Corp.
5.63%       03/15/04 .............    10,000          9,975
Bank One Corp.
6.50%       02/01/06 .............   100,000        110,800
BB&T Corp.
4.75%       10/01/12 .............     5,000          5,056
Bellsouth Capital Funding
7.88%       02/15/30 .............    20,000         23,888
Brascan Corp.
7.13%       06/15/12 .............    15,000         15,548
British Telecommunications PLC.
8.38%       12/15/10 .............    35,000         40,918
Campbell Soup Co.
5.50%       03/15/07 .............    10,000         10,890
Centerior Energy Corp. (Series B)
7.67%       07/01/04 .............   100,000        104,089
Citigroup Inc.
7.25%       10/01/10 .............    50,000         56,996
Conagra Foods Inc.
7.00%       10/01/28 .............    10,000         10,988
Conoco Inc.
5.90%       04/15/04 .............   100,000        105,151
6.95%       04/15/29 .............    10,000         11,362
COX Communications Inc.
7.13%       10/01/12 .............    10,000          9,981
CSX Corp.
7.25%       05/01/04 .............     5,000          5,340
Darden Restaurants Inc.
7.13%       02/01/16 .............    15,000         17,262
Devon Financing Corp. ULC
7.88%       09/30/31 .............    20,000         23,807
Dominion Resources Inc./VA
   (Series A)
6.00%       01/31/03 .............   100,000        100,874
EOP Operating LP
7.75%       11/15/07 .............    15,000         17,146
Finland Government
   International Bond
4.75%       03/06/07 .............   100,000        107,456


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Ford Motor Co.
7.45%       07/16/31 .............$   10,000    $     8,100
Ford Motor Credit Co.
7.38%       10/28/09 .............    10,000          9,581
General Mills Inc.
5.13%       02/15/07 .............   100,000        105,239
General Motors Acceptance Corp.
6.13%       09/15/06 .............   100,000        100,152
General Motors Acceptance Corp.
6.88%       09/15/11 .............    10,000          9,783
Georgia Power Co.
4.88%       07/15/07 .............    15,000         15,907
Golden West Financial Corp.
4.75%       10/01/12 .............    10,000         10,070
Hyatt Equities LLC
6.88%       06/15/07 .............    10,000         10,157(b)
International Paper Co.
6.88%       04/15/29 .............    10,000         10,517
John Deere Capital Corp.
4.13%       07/15/05 .............    15,000         15,430
Jones Apparel Group Inc.
7.88%       06/15/06 .............    10,000         11,290
Kellogg Co. (Series B)
7.45%       04/01/31 .............    10,000         12,263
Keycorp
4.63%       05/16/05 .............    30,000         31,169
Kroger Co.
8.00%       09/15/29 .............    10,000         11,965
Marathon Oil Corp.
6.80%       03/15/32 .............    10,000         10,577
Masco Corp.
5.88%       07/15/12 .............    15,000         15,648
6.75%       03/15/06 .............    15,000         16,251
North Fork Bancorporation Inc.
5.88%       08/15/12 .............    15,000         16,164(b)
Occidental Petroleum Corp.
8.45%       02/15/29 .............    15,000         19,085
Ocean Energy Inc.
4.38%       10/01/07 .............    10,000         10,136
Pall Corp.
6.00%       08/01/12 .............    10,000         10,606(b)
Pepsi Bottling Holdings Inc.
5.38%       02/17/04 .............   100,000        104,085(b)
Potash Corp. of Saskatchewan
7.75%       05/31/11 .............    10,000         11,730
Praxair Inc.
6.63%       10/15/07 .............     5,000          5,687
Procter & Gamble Co.
4.75%       06/15/07 .............    10,000         10,779
Province of Manitoba
4.25%       11/20/06 .............   100,000        105,308
PSEG Power LLC
6.95%       06/01/12 .............    10,000          9,657(b)
PSI Energy Inc.
6.65%       06/15/06 .............    10,000         10,714
Quest Diagnostics
6.75%       07/12/06 .............    10,000         10,906
7.50%       07/12/11 .............    10,000         11,613




----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Scripps Co. (E.W.)
5.75%       07/15/12 .............$   10,000    $    10,971
Southtrust Bank NA
7.00%       11/15/08 .............     5,000          5,727
Southwestern Electric Power
   (Series B)
4.50%       07/01/05 .............     5,000          4,981
Target Corp.
7.00%       07/15/31 .............   100,000        116,452
Tenet Healthcare Corp.
5.38%       11/15/06 .............    50,000         53,012
Tyson Foods Inc.
8.25%       10/01/11 .............    10,000         11,965
Unilever Capital Corp.
6.88%       11/01/05 .............   100,000        112,110
Union Pacific Corp.
5.75%       10/15/07 .............    10,000         10,886
6.79%       11/09/07 .............    10,000         11,359
7.38%       09/15/09 .............    10,000         11,598
Union Planters Bank NA
5.13%       06/15/07 .............    20,000         21,436
United Dominion Realty Trust Inc.
6.50%       06/15/09 .............    15,000         16,007
Verizon Florida Inc. (Series F)
6.13%       01/15/13 .............    10,000         10,129
Viacom Inc.
7.75%       06/01/05 .............     5,000          5,567
Walt Disney Co.
5.38%       06/01/07 .............    10,000         10,379
6.20%       06/20/14 .............    10,000         10,538
Washington Mutual Inc.
5.63%       01/15/07 .............    15,000         16,079
Wendy's International Inc.
6.20%       06/15/14 .............    30,000         33,905
Wisconsin Energy Corp.
5.88%       04/01/06 .............    10,000         10,782

TOTAL CORPORATE NOTES
   (COST $2,026,296) .............                2,127,495

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

SOVEREIGN BONDS -- 0.2%

Canadian Government Bond
5.25%       11/05/08 .............$   15,000    $    16,439
Province of Ontario
3.50%       09/17/07 .............    10,000         10,184
5.00%       07/17/09 .............    20,000         21,327
5.13%       07/17/12 .............    10,000         10,721

TOTAL SOVEREIGN BONDS
   (COST $56,160) ................                   58,671


TOTAL BONDS AND NOTES
   (COST $9,915,978) .............               10,246,013


TOTAL INVESTMENTS IN SECURITIES
   (COST $32,495,575) ............               28,227,324


                                     NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 20.8%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $6,287,157) ............. 6,287,157      6,287,157(l)


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (14.4)% ...................               (4,350,107)
                                                -----------


NET ASSETS-- 100% ................              $30,164,374
                                                ===========





---------------
See Notes to Schedules of Investments and Notes to Financial statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:
                     Money Market Fund         90 Day T-bill
12/2/97              $10,000.00                $10,000.00
3/98                  10,178.79                 10,170.98
9/98                  10,453.23                 10,423.88
3/99                  10,709.44                 10,653.11
9/99                  10,967.80                 10,900.06
3/00                  11,273.17                 11,193.12
9/00                  11,627.79                 11,526.47
3/01                  11,981.73                 11,843.10
9/01                  12,222.08                 12,046.46
3/02                  12,351.22                 12,157.71
9/02                  12,456.90                 12,260.19


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                           ONE      THREE    SINCE
                          YEAR      YEAR   INCEPTION* COMMENCEMENT
--------------------------------------------------------------------------------
Money Market Fund         1.91%     4.33%     4.65%     12/02/97
--------------------------------------------------------------------------------
90 Day T-Bill             1.77%     4.00%     4.31%
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------
[LINE CHART OMITTED]
PLOT POINTS TO FOLLOW:
                    Money Market Fund             90 Day T-bill
1/3/2001            $10,000.00                    $10,000.00
1/01                 10,047.14                     10,043.05
2/01                 10,089.17                     10,084.05
3/01                 10,131.46                     10,121.43
4/01                 10,168.80                     10,154.32
5/01                 10,204.18                     10,184.78
6/01                 10,236.67                     10,214.32
7/01                 10,267.37                     10,243.94
8/01                 10,296.06                     10,272.62
9/01                 10,321.78                     10,295.22
10/01                10,344.59                     10,313.75
11/01                10,364.01                     10,330.25
12/01                10,380.51                     10,344.72
1/02                 10,393.79                     10,359.20
2/02                 10,405.10                     10,374.74
3/02                 10,417.65                     10,390.30
4/02                 10,430.04                     10,405.88
5/02                 10,442.87                     10,420.45
6/02                 10,442.87                     10,435.04
7/02                 10,442.87                     10,449.65
8/02                 10,442.87                     10,464.28
9/02                 10,442.87                     10,477.88

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                               ONE        SINCE
                              YEAR     INCEPTION*    COMMENCEMENT
--------------------------------------------------------------------------------
Money Market Fund               1.17%       3.12%       1/03/01
--------------------------------------------------------------------------------
90 Day T-Bill                   1.77%       2.70%
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar denominated money market instruments.


SECTOR ALLOCATION
AS OF SEPTEMBER 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $114,304 (in thousands)

[PIE CHART OMITTED]
PLOT POINTS TO FOLLOW:
Commercial Paper                       41.3%
U.S. Governments                       25.9%
Yankee Certificates of Deposits        14.9%
Repurchase Agreements                  13.8%
Domestic Bank Obligations               4.0%
Time Deposit                            0.1%



FUND YIELD
AT SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                  FUND         IBC MONEY FUND
--------------------------------------------------------------------------------
7-DAY CURRENT                    1.42%             1.25%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                  1.43%             1.26%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT MARCH 31, 2002.

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

Q. HOW DID THE GE INSTITUTIONAL MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2002?

A. The GE Institutional Money Market Fund returned 1.91% for the Investment Class shares and returned 1.17% for the Service Class shares for the twelve months ended September 30, 2002. By comparison, the 90-day Treasury Bill returned 1.77%, and the average return posted by the Fund's Lipper peer group representing 385 Money Market funds was 1.26%.

Q.  WHAT WERE THE KEY DRIVERS OF THE FUND'S PERFORMANCE?

A. Expectations of interest rate policy shifts by the Federal Reserve during the period created opportunities to add value by altering the Fund's maturity to take advantage of changing short-term rates. Keen management of the average maturity of securities held within the portfolio benefited Fund performance.

                                      SCHEDULE OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 99.9%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 25.8%
U.S. AGENCIES
Federal Home Loan Bank
1.66%       02/28/03 .............$1,260,000   $  1,251,311(d)
Federal Home Loan Mortgage Corp.
1.60%       06/19/03 .............   270,000        266,339(d)
1.63%       04/25/03 ............. 1,500,000      1,480,087(d)
1.67%       01/31/03 ............. 1,300,000      1,292,356(d)
1.68%       10/04/02 ............. 3,750,000      3,749,475(d)
1.69%       01/02/03 ............. 3,410,000      3,391,501(d)
                                                 10,179,758
Federal National Mortgage Assoc.
1.57%       04/19/03 ............. 1,250,000      1,236,841(d)
1.59%       04/04/03 .............   700,000        694,047(d)
1.63%       02/14/03 ............. 2,700,000      2,673,480(d)
1.64%       03/12/03 ............. 1,900,000      1,885,978(d)
1.66%       10/22/02 ............. 2,350,000      2,347,683(d)
1.70%       11/05/02 ............. 4,400,000      4,399,736(i)
1.80%       10/09/02 ............. 4,900,000      4,897,895(d)
                                                 18,135,660
TOTAL U.S. GOVERNMENTS
   (COST $29,566,729) ............               29,566,729

COMMERCIAL PAPER -- 41.3% Barclays PLC.
1.69%       11/19/02 ............. 4,580,000      4,569,465
Bayerische Vereinsbank AG
1.78%       10/15/02 ............. 4,900,000      4,896,604
Citicorp
1.77%       11/07/02 ............. 4,990,000      4,980,922
Dresdner US Finance
1.77%       10/02/02 ............. 4,920,000      4,919,758
Hbos Treas Svcs PLC.
1.74%       11/27/02 ............. 4,590,000      4,577,355
JP Morgan Chase
1.77%       10/08/02 ............. 4,920,000      4,918,307
Morgan Stanley Dean Witter Discover
1.75%       11/06/02 ............. 4,590,000      4,581,968
Royal Bank of Canada NY
1.77%       10/21/02 ............. 5,090,000      5,084,995


--------------------------------------------------------------------------------
                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------

Societe Generale North America Inc.
1.67%       11/05/02 .............$2,960,000  $   2,955,208
UBS AG
1.97%       10/01/02 ............. 5,700,000      5,700,000

TOTAL COMMERCIAL PAPER
   (COST $47,184,582) ............               47,184,582

DOMESTIC BANK OBLIGATIONS -- 4.0%
Bank One N A Chicago Il
1.72%       11/25/02
   (COST $4,580,000) ............. 4,580,000      4,580,000

REPURCHASE AGREEMENTS -- 13.8%
Bank One
1.95%       10/01/02 ............. 5,700,000      5,700,000
Nesbit Burns
1.94%       10/01/02 ............. 4,380,000      4,380,000
UBS
1.95%       10/01/02 ............. 5,700,000      5,700,000

TOTAL REPURCHASE AGREEMENTS
   (COST $15,780,000) ............               15,780,000

YANKEE CERTIFICATES OF DEPOSIT -- 14.9%
Bank Nova Scotia Instl Ctf Dep
1.70%       11/20/02 ............. 4,580,000      4,580,000
Bank of Montreal
1.78%       10/09/02 ............. 4,920,000      4,920,000
Dexia Bank Belgium
1.68%       11/15/02 ............. 2,960,000      2,960,000
Toronto-Dominion Bank
1.70%       11/26/02 ............. 4,580,000      4,580,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $17,040,000) ............               17,040,000

TIME DEPOSIT -- 0.1%
State Street Cayman Islands
1.88%       10/01/02
   COST ($153,118) ...............   153,118        153,118(e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $114,304,429) ...........              114,304,429

OTHER ASSETS AND LIABILITIES,
   NET 0.1% ......................                   19,967
                                               ------------

NET ASSETS-- 100%                              $114,324,396
                                               ============

----------------
See Notes to Schedules of Investments and Notes to Financial statements.

                             NOTES TO PERFORMANCE September 30, 2002 (unaudited)
--------------------------------------------------------------------------------

Information on the preceding performance pages relating to the Fund's one year total return and ten largest holdings is audited, all other information on the performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.
Periods less than one year are not annualized.

Shares of the GE Institutional Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), the S&P/BARRA Composite Index of 500 value stocks (S&P 500/BARRA Value), the S&P 500/BARRA Growth Index (S&P 500/BARRA Growth), the Russell Mid Cap Index (Russell Mid Cap), the Russell Mid Cap Value Index (Russell Mid Cap Value), the Russell 2000 Index (Russell 2000), the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Morgan Stanley Capital International Europe Index (MSCI Europe), the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) and the Lehman Brothers Aggregate Bond Index (LB Aggregate), are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P 500/BARRA Growth and Value indices are capitalization-weighted indices constructed by dividing the stocks in the S&P 500 Index according to a single attribute: book-to-price ratio. This splits the S&P 500 Index into two mutually exclusive groups designed to track two predominant investment styles in the U.S. equity market. The S&P 500 BARRA Value Index contains firms with higher book-to-price ratios; conversely, the S&P 500/BARRA Growth Index has firms with lower book-to-price ratios. The Russell Mid Cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total capitalization of the Russell 1000 Index. The Russell Mid Cap Value Index measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The Russell 2000 measures the performance of the smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. MSCI EAFE is a composite of 913 foreign securities traded in 21 developed markets representing Europe, Australasia and the Far East. MSCI Europe is a composite of securities traded in 22 developed markets in Europe. MSCI EMF is a composite of securities available to non-domestic investors traded in 25 emerging markets. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The GE Institutional Mid-Cap Value Equity Fund changed its benchmark index during the year ended September 30, 2002 from the S&P MidCap 400/BARRA Value to the Russell MidCap Value Index. The companies included in the Russell MidCap Value Index are a better representation because the Russell MidCap Value Index affords a more stable and representative universe of issuers with a higher correlation to the Fund's overall equity research capabilities.

The GE Institutional Mid-Cap Growth Fund changed its benchmark index during the year ended September 30, 2002 from the S&P MidCap 400 Index to the Russell MidCap Index. The companies included in the Russell MidCap Index are a better representation because the Russell MidCap Index affords a more stable and representative universe of issuers with a higher correlation to the Fund's overall equity research capabilities.

The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 1,133 taxable money market funds.

A number of the broad market returns are not available from the Funds' commencements of investment operations through September 30, 2002 and therefore are calculated from the month end nearest to the Funds' commencements of operation date.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market

                             NOTES TO PERFORMANCE September 30, 2002 (unaudited)
--------------------------------------------------------------------------------

Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, S&P 500 and S&P MidCap 400 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The GE S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the GE S&P 500 Index Fund to track general stock market performance.

Morningstar ratings: GE Institutional U.S. Equity Fund and GE Institutional Small-Cap Value Equity Fund were rated against : 4,633 U.S.-domiciled Domestic Equity funds over the three year period ended September 30, 2002. GE Institutional Emerging Markets Fund was rated against 1305 U.S.-domiciled International Equity funds over the three year period ended September 30, 2002. GE Institutional U.S. Equity Fund received an Overall Morningstar Rating of 3 stars for its three-year period. GE Institutional Small-Cap Value Equity Fund received an Overall Morningstar Rating of 5 stars for its three-year period. GE Institutional Emerging Markets Fund received an Overall Morningstar Rating of 4 stars for its three-year period. The GE Institutional U.S. Equity Fund, GE Institutional Small-Cap Value Equity Fund and GE Institutional Emerging Markets Fund do not currently have a five-year rating or ten-year rating. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

2002 Morningstar, Inc. All Rights Reserved. This information: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

                            NOTES TO SCHEDULES OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2002, these securities amounted to $115,000; $150,668; and $4,754,429 or 1.17%, 0.50% and 2.20% of net assets for the Emerging Market, Strategic Investment and Income Funds, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent. For the S&P 500 Index Fund, State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent and SSgA Funds Management, Inc.; the Fund's sub-adviser.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At September 30, 2002, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at September 30, 2002.

(j) All or a portion of security out on loan.

(k) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment adviser.

(l) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(m) All or a portion of the security purchased with collateral from securities lending.

*   Less than 0.01%.



Abbreviations:

ADR    American Depositary Receipt

FDR    Finnish Depositary Receipt

GDR    Global Depositary Receipt

REGD.  Registered

REIT   Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SDR    Swedish Depositary Receipt

SPDR   Standard and Poors Depository Receipt

STRIPS Separate Trading of Registered Interest and
       Principal of Security

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------


                                                                             U.S.
                                                                            EQUITY
                                                                            FUND
                                    ------------------------------------------------------------------------------------------------

                                                               INVESTMENT CLASS                                   SERVICE CLASS
                                    --------------------------------------------------------------------    ------------------------
                                       9/30/02      9/30/01        9/30/00       9/30/99      9/30/98(E)     9/30/02      9/30/01(M)
                                    --------------------------------------------------------------------    ------------------------
INCEPTION DATE                              --           --             --            --     11/25/97             --       1/3/01
 Net asset value, beginning
   of period ......................   $  10.43     $  13.90       $  13.19      $  10.62     $  10.00        $ 10.41     $  12.28
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment income ..........       0.11         0.11           0.10          0.11         0.11           0.09         0.06
   Net realized and unrealized
    gains (losses) on
    investments ...................      (1.88)       (2.33)          1.53          2.84         0.52          (1.89)       (1.93)
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........      (1.77)       (2.22)          1.63          2.95         0.63          (1.80)       (1.87)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........       0.12         0.12           0.09          0.13         0.01           0.09           --
   Net realized gains .............         --         1.13           0.83          0.25           --             --           --
   Return of capital ..............         --           --             --            --           --             --           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............       0.12         1.25           0.92          0.38         0.01           0.09           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ....   $   8.54     $  10.43       $  13.90      $  13.19     $  10.62        $  8.52     $  10.41
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ..................     (17.28%)     (17.49%)        12.70%        28.27%        6.28%        (17.53%)     (15.23%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
    (in thousands) ................   $200,647     $237,144       $269,728      $160,980     $114,553        $18,087      $25,669
   Ratios to average net assets:
     Net investment income ........       1.02%        0.90%          0.90%         0.92%        1.21%          0.76%        0.66%
     Expenses* ....................       0.38%        0.38%          0.38%         0.41%        0.42%          0.63%        0.63%
     Portfolio turnover rate ......         51%          47%            48%           45%          29%            51%          47%



                                                                   S&P 500
                                                                    INDEX
                                                                    FUND
                                    --------------------------------------------------------------------------
                                                                  INVESTMENT CLASS
                                    --------------------------------------------------------------------------
                                         9/30/02        9/30/01      9/30/00         9/30/99      9/30/98(E)
                                    --------------------------------------------------------------------------
INCEPTION DATE                                --            --           --              --       11/25/97

 Net asset value, beginning
   of period ......................      $ 10.05       $ 15.17      $  13.74        $ 10.85        $ 10.00
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment income ..........         0.11          0.22          0.15           0.18           0.14
   Net realized and unrealized
    gains (losses) on
    investments ...................        (2.13)        (3.97)         1.73           2.88           0.72
------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........        (2.02)        (3.75)         1.88           3.06           0.86
------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........         0.23          0.15          0.18           0.17           0.01
   Net realized gains .............           --          1.22          0.27             --             --
   Return of capital ..............           --            --          0.00(c)          --             --
------------------------------------
TOTAL DISTRIBUTIONS ...............         0.23          1.37          0.45           0.17           0.01
------------------------------------
Net asset value, end of period ....      $  7.80       $ 10.05      $  15.17        $ 13.74        $ 10.85
------------------------------------

TOTAL RETURN (A) ..................       (20.74%)      (26.83%)       13.83%         28.41%          8.63%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
    (in thousands) ................      $74,867       $46,119      $131,458        $26,359        $20,186
   Ratios to average net assets:
     Net investment income ........         1.45%         1.16%         1.14%          1.35%          1.57%
     Expenses* ....................         0.15%         0.15%         0.15%          0.15%          0.15%
     Portfolio turnover rate ......           59%            8%           44%             7%             1%



                                                      VALUE
                                                     EQUITY
                                                      FUND
                                     -------------------------------------------

                                                   INVESTMENT CLASS
                                     -------------------------------------------
                                     9/30/02          9/30/01         9/30/00(K)
                                     -------------------------------------------
INCEPTION DATE                             --              --         2/2/00

 Net asset value, beginning
   of period ......................   $  8.71         $ 10.39       $  10.00
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment income ..........      0.10            0.11           0.04
   Net realized and unrealized
    gains (losses) on
    investments ...................     (1.53)          (1.73)          0.35
------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........     (1.43)          (1.62)          0.39
------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........      0.10            0.04             --
   Net realized gains .............        --            0.02             --
   Return of capital ..............        --              --             --
------------------------------------
TOTAL DISTRIBUTIONS ...............      0.10            0.06             --
------------------------------------
Net asset value, end of period ....   $  7.18         $  8.71       $  10.39
------------------------------------

TOTAL RETURN (A) ..................    (16.65%)        (15.65%)         3.90%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period
    (in thousands) ................   $91,475         $92,776       $105,754
   Ratios to average net assets:
     Net investment income ........      1.25%           1.07%          1.14%
     Expenses* ....................      0.42%           0.42%          0.47%
     Portfolio turnover rate ......        36%             60%            26%



----------------
See Notes to Financial Highlights and Notes to Financial statements.

                                     74 & 75

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------


                                                         MID-CAP                                           MID-CAP
                                                          GROWTH                                        VALUE EQUITY
                                                           FUND                                              FUND
                                      ---------------------------------------------------   ----------------------------------------
                                                     INVESTMENT CLASS                                  INVESTMENT CLASS
                                      ---------------------------------------------------   ----------------------------------------
                                        9/30/02   9/30/01   9/30/00  9/30/99  9/30/98(E)    9/30/02   9/30/01   9/30/00   9/30/99(H)
                                      --------------------------------------------------   -----------------------------------------
INCEPTION DATE                               --        --        --       --   11/25/97          --        --        --    12/31/98
Net asset value, beginning
  of period ......................... $    9.61   $ 13.54   $ 10.16   $  8.87   $ 10.00      $ 10.08  $ 10.82   $  9.91   $ 10.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income .............      0.01      0.06      0.10      0.05      0.04         0.09     0.09      0.10      0.08
  Net realized and unrealized
    gains (losses) on
    investments .....................     (1.41)    (2.58)     3.34      1.29     (1.16)       (0.85)   (0.58)     0.92     (0.17)
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .............     (1.40)    (2.52)     3.44      1.34     (1.12)       (0.76)   (0.49)     1.02     (0.09)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .............      0.04      0.12      0.06      0.05      0.01         0.15     0.04      0.11        --
  Net realized gains ................        --      1.29        --        --        --         0.20     0.21        --        --
  Return of capital .................        --        --        --        --        --           --       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................      0.04      1.41      0.06      0.05      0.01         0.35     0.25      0.11        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ......   $  8.17   $  9.61   $ 13.54   $ 10.16   $  8.87      $  8.97  $ 10.08   $ 10.82   $  9.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ....................    (14.67%)  (20.47%)   33.97%    15.19%   (11.25%)      (8.08%)  (4.68%)   10.36%    (0.90%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ..................   $15,696   $16,950   $21,420   $15,313   $13,208      $12,517  $13,696   $13,235   $10,182
  Ratios to average net assets:
     Net investment income ..........      0.11%     0.53%     0.84%     0.53%     0.53%        0.81%    0.88%     1.05%     1.00%
     Expenses* ......................      0.55%     0.55%     0.55%     0.55%     0.55%        0.65%    0.65%     0.65%     0.65%
     Portfolio turnover rate ........        43%       46%       48%       52%       14%          36%      91%       39%       18%



                                                              SMALL-CAP
                                                             VALUE EQUITY
                                                                 FUND
                                      --------------------------------------------------------
                                                          INVESTMENT CLASS
                                      --------------------------------------------------------
                                           9/30/02  9/30/01     9/30/00   9/30/99   9/30/98(G)
                                      --------------------------------------------------------
INCEPTION DATE                                  --       --          --        --     8/3/98
Net asset value, beginning
  of period .........................      $ 12.20  $ 12.63     $ 10.12   $  8.91   $  10.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income .............         0.04     0.09        0.03      0.01       0.02
  Net realized and unrealized
    gains (losses) on
    investments .....................        (0.18)    0.50        2.80      1.23      (1.11)
--------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .............        (0.14)    0.59        2.83      1.24      (1.09)
--------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .............         0.08     0.02        0.02      0.03         --
  Net realized gains ................         1.84     1.00        0.30        --         --
  Return of capital .................           --       --          --        --         --
--------------------------------------
TOTAL DISTRIBUTIONS .................         1.92     1.02        0.32      0.03         --
--------------------------------------
Net asset value, end of period ......      $ 10.14  $ 12.20     $ 12.63   $ 10.12   $   8.91
--------------------------------------

TOTAL RETURN (A) ....................        (3.13%)   5.16%      28.51%    13.98%    (10.90%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ..................      $18,773  $19,932     $19,103   $10,287   $  9,056
  Ratios to average net assets:
     Net investment income ..........         0.34%    0.75%       0.30%     0.13%      1.68%
     Expenses* ......................         0.70%    0.70%       0.70%     0.70%      0.70%
     Portfolio turnover rate ........          145%     151%        231%      216%        19%



                                                                     INTERNATIONAL
                                                                        EQUITY
                                                                          FUND
                                        ----------------------------------------------------  -----------------------
                                                       INVESTMENT CLASS                          SERVICE CLASS
                                        ----------------------------------------------------  -----------------------

                                        9/30/02   9/30/01    9/30/00   9/30/99    9/30/98(E)  9/30/02    9/30/01(M)
                                        ----------------------------------------------------  -----------------------
INCEPTION DATE                               --        --         --        --    11/25/97         --    1/3/01
Net asset value, beginning
  of period .........................  $   8.36  $  13.46   $  12.49  $  10.06   $   10.00   $   8.34   $  11.37
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income .............      0.10      0.15       0.13      0.09        0.14(b)    0.07       0.11
  Net realized and unrealized
    gains (losses) on
    investments .....................     (1.41)    (3.68)      1.33      2.81       (0.07)(b)  (1.40)     (3.14)
--------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .............     (1.31)    (3.53)      1.46      2.90        0.07      (1.33)     (3.03)
--------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .............      0.12      0.11       0.08      0.12        0.01       0.10         --
  Net realized gains ................        --      1.46       0.41      0.35          --         --         --
  Return of capital .................        --        --         --        --          --         --         --
--------------------------------------
TOTAL DISTRIBUTIONS .................      0.12      1.57       0.49      0.47        0.01       0.10         --
--------------------------------------
Net asset value, end of period ......  $   6.93  $   8.36   $  13.46  $  12.49    $  10.06   $   6.91    $  8.34
--------------------------------------

TOTAL RETURN (A) ....................    (16.00%)  (29.28%)    11.62%    29.50%       0.66%    (16.34%)   (26.65%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ..................  $263,346  $258,911   $394,852  $197,974    $114,414   $  2,781    $ 2,423
  Ratios to average net assets:
     Net investment income ..........      1.29%     1.32%      1.16%     0.99%       1.72%      1.04%      1.54%
     Expenses* ......................      0.59%     0.58%      0.58%     0.62%       0.64%      0.84%      0.83%
     Portfolio turnover rate ........        40%       39%        59%       50%         53%        40%        39%


----------------
See Notes to Financial Highlights and Notes to Financial statements.

                                     76 & 77

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------


                                                      EUROPE                                          EMERGING
                                                      EQUITY                                           MARKETS
                                                       FUND                                              FUND
                                     -----------------------------------------  ----------------------------------------------------
                                                  INVESTMENT CLASS                                 INVESTMENT CLASS
                                     -----------------------------------------  ----------------------------------------------------
                                      9/30/02    9/30/01   9/30/00  9/30/99(I)  9/30/02   9/30/01    9/30/00    9/30/99   9/30/98(E)
                                     -----------------------------------------  ----------------------------------------------------
INCEPTION DATE                             --        --        --     1/29/99        --        --         --         --   11/25/97
Net asset value, beginning
  of period .......................  $   6.73  $  12.83    $  9.97    $ 10.00    $ 6.95   $ 13.35    $ 11.47   $   6.78   $  10.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment
    income (loss) .................      0.07      0.09       0.12       0.11      0.06      0.08      (0.02)      0.01       0.07
  Net realized and unrealized
    gains (losses) on
    investments ...................     (1.28)    (3.18)      2.84      (0.14)     0.20     (4.87)      1.91       4.70      (3.26)
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........     (1.21)    (3.09)      2.96      (0.03)     0.26     (4.79)      1.89       4.71      (3.19)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........      0.09      0.06       0.10         --      0.06        --       0.01       0.01       0.03
  Net realized gains ..............        --      2.95         --         --        --      1.61         --         --         --
  Return of capital ...............        --        --         --         --        --        --         --       0.01         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............      0.09      3.01       0.10         --      0.06      1.61       0.01       0.02       0.03
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ....  $   5.43  $   6.73    $ 12.83    $  9.97    $ 7.15   $  6.95    $ 13.35   $  11.47   $   6.78
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................    (18.35%)  (30.90%)    29.76%     (0.30%)    3.42%   (39.66%)    16.56%     69.62%    (31.96%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ................  $  7,526  $  9,212    $13,324    $10,080    $9,789   $ 7,644    $11,989   $  8,592   $  5,063
  Ratios to average net assets:
     Net investment
       income (loss) ..............      1.08%     1.07%      0.88%      1.78%     0.77%     0.92%     (0.14%)     0.12%      0.82%
     Expenses* ....................      0.75%     0.75%      0.75%      0.75%     1.05%     1.05%      1.05%      1.05%      1.05%
     Portfolio turnover rate ......        62%       45%        74%        49%       50%       64%        58%        79%        77%



                                                                PREMIER                                      PREMIER
                                                                 GROWTH                                      RESEARCH
                                                               EQUITY FUND                                  EQUITY FUND
                                    -----------------------------------------------------------   ---------------------------------
                                               INVESTMENT CLASS                SEVICE CLASS               INVESTMENT CLASS
                                    ----------------------------------   ----------------------   ---------------------------------
                                       9/30/02     9/30/01  9/30/00(J)    9/30/02    9/30/01(M)    9/30/02     9/30/01   9/30/00(L)
                                    ----------------------------------   ----------------------   ---------------------------------
INCEPTION DATE                              --          --    10/29/99         --       1/3/01          --          --     4/28/00
Net asset value, beginning
  of period .......................   $   8.48    $  11.45     $ 10.00   $   8.46     $  10.35     $  7.38    $   9.92    $  10.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment
    income (loss) .................       0.02        0.04        0.03       0.02         0.01        0.06        0.05        0.03
  Net realized and unrealized
    gains (losses) on
    investments ...................      (1.32)      (2.66)       1.43      (1.34)       (1.90)      (1.47)      (2.48)      (0.11)
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...........      (1.30)      (2.62)       1.46      (1.32)       (1.89)      (1.41)      (2.43)      (0.08)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........       0.04        0.02        0.01       0.02           --        0.05        0.02          --
  Net realized gains ..............         --        0.33          --         --           --          --        0.09          --
  Return of capital ...............         --          --          --         --           --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............       0.04        0.35        0.01       0.02           --        0.05        0.11          --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ....   $   7.14    $   8.48     $ 11.45   $   7.12     $   8.46     $  5.92    $   7.38    $   9.92
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................     (15.45%)    (23.58%)     14.62%    (15.68%)     (18.26%)    (19.26%)    (24.73%)     (0.80%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ................   $124,665    $128,123     $47,926   $  9,196     $  8,629     $ 6,036    $  7,480    $  9,931
  Ratios to average net assets:
     Net investment
       income (loss) ..............       0.28%       0.40%       0.29%      0.03%        0.10%       0.84%       0.59%       0.65%
     Expenses* ....................       0.40%       0.41%       0.52%      0.65%        0.65%       0.55%       0.55%       0.55%
     Portfolio turnover rate ......         23%         31%         18%        23%          31%         88%        119%         25%


                                                  PREMIER
                                               INTERNATIONAL
                                                EQUITY FUND
                                       ---------------------------------
                                              INVESTMENT CLASS
                                       ---------------------------------
                                        9/30/02     9/30/01   9/30/00(L)
                                       ---------------------------------
INCEPTION DATE                               --          --     4/28/00

Net asset value, beginning
  of period                            $  5.83     $  8.69    $  10.00
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment
    income (loss)                         0.07        0.10        0.07
  Net realized and unrealized
    gains (losses) on
    investments                          (1.46)      (2.84)      (1.38)
------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                  (1.39)      (2.74)      (1.31)
------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                   0.10        0.12          --
  Net realized gains                        --          --          --
  Return of capital                         --          --          --
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       0.10        0.12          --
------------------------------------------------------------------------
Net asset value, end of period         $  4.34     $  5.83    $   8.69
------------------------------------------------------------------------
TOTAL RETURN (A)                        (24.35%)    (31.92%)   (13.10%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)                     $ 4,490     $ 5,932    $   8,712
  Ratios to average net assets:
     Net investment
       income (loss)                      1.17%       1.29%       1.74%
     Expenses*                            0.75%       0.75%       0.75%
     Portfolio turnover rate                63%         59%         29%


----------------
See Notes to Financial Highlights and Notes to Financial statements.

                                     78 & 79

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------



                                                                                INCOME
                                                                                 FUND
                                                   --------------------------------------------------------------
                                                                          INVESTMENT CLASS
                                                   --------------------------------------------------------------
                                                       9/30/02      9/30/01      9/30/00     9/30/99    9/30/98(D)
                                                   --------------------------------------------------------------
INCEPTION DATE                                              --          --            --          --     11/21/97
Net asset value, beginning of period ..............   $  10.12     $   9.55     $   9.57     $ 10.39      $ 10.00
 INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss) ....................       0.51         0.59         0.62        0.55         0.51
  Net realized and unrealized gains (losses)
    on investments ................................       0.27         0.60        (0.02)(b)   (0.62)        0.39
-------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...       0.78         1.19         0.60       (0.07)        0.90
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........................       0.52         0.62         0.62        0.57         0.51
  Net realized gains ..............................       0.25           --           --        0.18           --
  Return of capital ...............................         --           --           --          --           --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       0.77         0.62         0.62        0.75         0.51
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ....................   $  10.13     $  10.12     $   9.55     $  9.57      $ 10.39
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................................       8.07%       12.80%        6.61%      (0.72%)       9.21%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ........   $215,987     $216,870     $210,540     $95,381      $71,444
  Ratios to average net assets:
     Net investment income (loss) .................       5.07%        6.07%        6.65%       5.80%        5.81%
     Expenses* ....................................       0.24%        0.24%        0.26%       0.30%        0.31%
     Portfolio turnover rate ......................        332%         338%         234%        227%         323%



                                                                   STRATEGIC
                                                                  INVESTMENT
                                                                     FUND
                                                   -------------------------------------
                                                               INVESTMENT CLASS
                                                   -------------------------------------
                                                        9/30/02     9/30/01   9/30/00(J)
                                                   -------------------------------------
INCEPTION DATE                                               --          --    10/29/99
Net asset value, beginning of period ..............     $  9.34    $  10.97    $  10.00
 INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss) ....................        0.09        0.28        0.25
  Net realized and unrealized gains (losses)
    on investments ................................       (0.80)      (1.13)       0.77
-----------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...       (0.71)      (0.85)       1.02
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........................        0.13        0.30        0.05
  Net realized gains ..............................          --        0.48          --
  Return of capital ...............................          --          --          --
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................        0.13        0.78        0.05
-----------------------------------------------------------------------------------------------
Net asset value, end of period ....................     $  8.50    $   9.34    $  10.97
-----------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..................................       (7.83%)     (8.43%)     10.24%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ........     $30,164    $  6,097    $  7,644
  Ratios to average net assets:
     Net investment income (loss) .................        2.28%       2.48%       2.56%
     Expenses* ....................................        0.44%       0.45%       0.45%
     Portfolio turnover rate ......................          86%         31%         65%



                                                                                       MONEY
                                                                                      MARKET
                                                                                        FUND
                                                   ---------------------------------------------------------------------------------
                                                                       INVESTMENT CLASS                             SERVICE CLASS
                                                   -------------------------------------------------------   -----------------------
                                                     9/30/02    9/30/01    9/30/00    9/30/99   9/30/98(F)    9/30/02(N)  9/30/01(M)
                                                   -------------------------------------------------------   -----------------------
INCEPTION DATE                                            --        --          --         --     12/2/97           --        1/3/01
Net asset value, beginning of period .............  $   1.00    $ 1.00     $  1.00   $   1.00    $   1.00     $   1.00      $  1.00
 INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss) ...................      0.02      0.05        0.06       0.05        0.04         0.01         0.03
  Net realized and unrealized gains (losses)
    on investments ...............................        --        --          --         --          --           --           --
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ..      0.02      0.05        0.06       0.05        0.04         0.01         0.03
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........................      0.02      0.05        0.06       0.05        0.04         0.01         0.03
  Net realized gains .............................        --        --          --         --          --           --           --
  Return of capital ..............................        --        --          --         --          --         1.00           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................      0.02      0.05        0.06       0.05        0.04         1.01         0.03
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...................  $   1.00    $ 1.00     $  1.00   $   1.00    $   1.00     $     --      $  1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .................................      1.91%     5.11%       6.02%      4.92%       4.53%        1.17%        3.22%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .......  $114,324    $6,821     $ 6,793   $  5,736    $  7,012     $     --      $40,894
  Ratios to average net assets:
     Net investment income (loss) ................      1.70%     4.89%       5.95%      4.81%       5.33%        1.76%        4.23%
     Expenses* ...................................      0.18%     0.23%       0.25%      0.25%       0.25%        0.45%        0.48%
     Portfolio turnover rate .....................       N/A       N/A         N/A        N/A         N/A          N/A          N/A

------------------
NOTES TO FINANCIAL HIGHLIGHTS

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Periods less than one year are not annualized.

(b) As a result of the timing of purchases and sales of Fund shares, per share amounts do not accord with aggregate amounts appearing in the Statement of Operations.

(c) Less than $0.01 per share.

(d) Information is for the period November 21, 1997, commencement of investment operations, through September 30, 1998.

(e) Information is for the period November 25, 1997, commencement of investment operations, through September 30, 1998.

(f) Information is for the period December 2, 1997, commencement of investment operations, through September 30, 1998.

(g) Information is for the period August 3, 1998, commencement of investment operations, through September 30, 1998.

(h) Information is for the period December 31, 1998, commencement of investment operations, through September 30, 1999.

(i) Information is for the period January 29, 1999, commencement of investment operations, through September 30, 1999.

(j) Information is for the period October 29, 1999, commencement of investment operations, through September 30, 2000.

(k) Information is for the period February 2, 2000, commencement of investment operations, through September 30, 2000.

(l) Information is for the period April 28, 2000, commencement of investment operations, through September 30, 2000.

(m) Information is for the period January 3, 2001, commencement of investment operations, through September 30, 2001.

(n) The Service Class had a full redemption during the year ended September 30, 2002. The share class remains open.

*   Annualized for periods less than one year.


----------------
See Notes to Financial Highlights and Notes to Financial statements.

                                     80 & 81

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------


                                                                                     U.S.          S&P 500             VALUE
                                                                                   EQUITY            INDEX            EQUITY
                                                                                     FUND             FUND              FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $ 268,904,354;
      $99,602,143; $112,583,845; $18,477,395; $13,594,420;
      $19,023,095 and $347,392,864, respectively) .........................  $212,787,909      $73,666,155       $88,567,285
   Short-term Investments (at amortized cost) .............................    17,393,802          909,022         2,735,731
   Cash ...................................................................            --              275                --
   Foreign currency (cost $0; $0; $0; $0; $0; $0 and $479,475,
      respectively) .......................................................            --               --                --
   Receivable for investments sold ........................................     6,146,099               --           341,187
   Income receivables .....................................................       199,949          107,293            99,072
   Receivable for fund shares sold ........................................        79,010          213,106             3,317
   Variation margin receivable ............................................           150               --                --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ........................................................   236,606,919       74,895,851        91,746,592
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned ...............................       663,497               --                --
   Payable for investments purchased ......................................    17,138,226               --           239,414
   Payable for fund shares redeemed .......................................        11,401              447                --
   Payable to GEAM ........................................................        59,414           17,811            29,147
   Variation margin payable ...............................................            --           10,815             2,575
   Other liabilities ......................................................            28               --                --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...................................................    17,872,566           29,073           271,136
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................  $218,734,353      $74,866,778       $91,475,456
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ........................................................   304,566,189      118,472,453       129,008,918
   Undistributed (distribution in excess of)
      net investment income ...............................................     1,825,982          556,118         1,224,150
   Accumulated net realized gain (loss) ...................................   (31,541,508)     (18,160,248)      (14,713,476)
   Net unrealized appreciation/(depreciation) on:
      Investments .........................................................   (56,116,445)     (25,935,988)      (24,016,560)
      Futures .............................................................           150          (65,557)          (27,556)
      Foreign currency related transaction ................................           (15)              --               (20)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................  $218,734,353      $74,866,778       $91,475,456
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
Net assets ................................................................   200,647,364       74,866,778        91,475,456
Shares outstanding ($.001 par value) ......................................    23,495,102        9,593,046        12,742,362
Net asset value, offering and redemption price per share ..................          8.54             7.80              7.18
SERVICE CLASS:
Net assets ................................................................    18,086,989               --                --
Shares outstanding ($.001 par value) ......................................     2,122,165               --                --
Net asset value, offering and redemption price per share ..................          8.52               --                --


                                                                            MID-CAP         MID-CAP      SMALL-CAP   INTERNATIONAL
                                                                             GROWTH    VALUE EQUITY   VALUE EQUITY          EQUITY
                                                                               FUND            FUND           FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $ 268,904,354;
      $99,602,143; $112,583,845; $18,477,395; $13,594,420;
      $19,023,095 and $347,392,864, respectively) ..................... $14,934,387     $11,815,682    $17,806,160    $250,944,931
   Short-term Investments (at amortized cost) .........................   3,075,552       2,754,214      4,224,646      12,998,191
   Cash ...............................................................      79,494           1,386             --              --
   Foreign currency (cost $0; $0; $0; $0; $0; $0 and $479,475,
      respectively) ...................................................          --              --             --         481,496
   Receivable for investments sold ....................................      24,331         309,503        462,407         829,154
   Income receivables .................................................      10,022          22,511         28,491         701,888
   Receivable for fund shares sold ....................................          --              --             --       1,832,896
   Variation margin receivable ........................................          --              --             --              --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ....................................................  18,123,786      14,903,296     22,521,704     267,788,556
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned ...........................   2,375,657       2,008,373      3,671,165              --
   Payable for investments purchased ..................................      45,923         370,095         65,993       1,498,315
   Payable for fund shares redeemed ...................................          --              --             --          23,708
   Payable to GEAM ....................................................       6,289           7,170         11,129         139,811
   Variation margin payable ...........................................          --           1,125             --              --
   Other liabilities ..................................................          --              --             --              --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...............................................   2,427,869       2,386,763      3,748,287       1,661,834
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................ $15,695,917     $12,516,533    $18,773,417    $266,126,722
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ....................................................  19,952,223      14,297,822     19,529,740     457,061,567
   Undistributed (distribution in excess of)
      net investment income ...........................................       2,613          75,777         67,251       4,263,043
   Accumulated net realized gain (loss) ...............................    (715,911)        (56,378)       393,361     (98,769,002)
   Net unrealized appreciation/(depreciation) on:
      Investments .....................................................  (3,543,008)     (1,778,738)    (1,216,935)    (96,447,933)
      Futures .........................................................          --         (21,950)            --              --
      Foreign currency related transaction ............................          --              --             --          19,047
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ............................................................ $15,695,917     $12,516,533    $18,773,417    $266,126,722
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
Net assets ............................................................  15,695,917      12,516,533     18,773,417     263,346,110
Shares outstanding ($.001 par value) ..................................   1,920,535       1,395,428      1,850,810      38,013,387
Net asset value, offering and redemption price per share ..............        8.17            8.97          10.14            6.93
SERVICE CLASS:
Net assets ............................................................          --              --             --       2,780,612
Shares outstanding ($.001 par value) ..................................          --              --             --         402,114
Net asset value, offering and redemption price per share ..............          --              --             --            6.91

* Includes $507,406, $2,230,378, $1,890,671 and $3,475,283 of securities on loan in the U.S. Equity Fund, Mid-Cap Growth Fund, Mid-Cap Value Equity Fund and Small-Cap Value Equity Fund respectively.


----------------
See Notes to Financial Statements.


                                     82 & 83

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------


                                                                         EUROPE       EMERGING          PREMIER         PREMIER
                                                                         EQUITY        MARKETS           GROWTH        RESEARCH
                                                                           FUND           FUND      EQUITY FUND     EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $9,582,559;
      $11,198,427; $179,701,643; $7,275,247; $6,403,272;
      $230,786,926; $32,495,575 and $0 respectively) ............    $7,393,629     $9,040,071     $130,501,947      $5,963,440
   Short-term Investments (at amortized cost) ...................       142,506        664,402        5,586,356       1,126,616
   Cash .........................................................            --            246               --              --
   Foreign currency (cost $14,280; $48,582; $0; $0; $6,671;
      $0; $4,900 and $0 respectively) ...........................        14,410         48,588               --              --
   Receivable for investments sold ..............................        20,068         12,224          272,385       1,188,218
   Income receivables ...........................................        19,241         32,938           59,426           5,087
   Receivable for fund shares sold ..............................            --             --               --              --
   Receivable for total return swaps ............................            --             --               --              --
   Variation margin receivable ..................................            --             --           10,300              --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL  ASSETS .............................................     7,589,854      9,798,469      136,430,414       8,283,361
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution Payable to Shareholders .........................            --             --               --              --
   Payable upon return of securities loaned .....................            --             --        2,438,534         992,177
   Payable for investments purchased ............................        58,447             --               --       1,251,885
   Payable for fund shares redeemed .............................            --             --           78,659              --
   Payable to GEAM ..............................................         5,037          9,195           52,538           2,953
   Other liabilities ............................................            --             --               --              --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .........................................        63,484          9,195        2,569,731       2,247,015
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................    $7,526,370     $9,789,274     $133,860,683      $6,036,346
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in ..............................................    13,730,233     13,897,499      203,591,982      10,176,696
   Undistributed (distribution in excess of) ....................
      net investment income .....................................       113,309         64,209          274,515          69,811
   Accumulated net realized gain (loss) .........................    (4,128,960)    (2,011,892)     (20,861,206)     (2,898,354)
   Net unrealized appreciation/(depreciation) on: ...............
      Investments ...............................................    (2,188,930)    (2,158,356)     (49,199,696)     (1,311,807)
      Futures ...................................................            --             --           55,088              --
      Foreign currency related transaction ......................           718         (2,186)              --              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................    $7,526,370     $9,789,274     $133,860,683      $6,036,346
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
Net assets ......................................................     7,526,370      9,789,274      124,664,932       6,036,346
Shares outstanding ($.001 par value) ............................     1,384,802      1,369,531       17,459,445       1,019,515
Net asset value, offering and redemption price per share ........          5.43           7.15             7.14            5.92
SERVICE CLASS:
Net assets ......................................................            --             --        9,195,751              --
Shares outstanding ($.001 par value) ............................            --             --        1,290,724              --
Net asset value, offering and redemption price per share ........            --             --             7.12              --



                                                                        PREMIER                       STRATEGIC           MONEY
                                                                    TERNATIONAL          INCOME      INVESTMENT          MARKET
                                                                    EQUITY FUND            FUND            FUND            FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $9,582,559;
      $11,198,427; $179,701,643; $7,275,247; $6,403,272;
      $230,786,926; $32,495,575 and $0 respectively) ............   $4,431,973     $238,309,391     $28,227,324    $         --
   Short-term Investments (at amortized cost) ...................       28,917       47,597,069       6,287,157     114,304,429
   Cash .........................................................           --               --              --              --
   Foreign currency (cost $14,280; $48,582; $0; $0; $6,671;
      $0; $4,900 and $0 respectively) ...........................        6,764               --           4,969              --
   Receivable for investments sold ..............................      221,915        2,587,749         863,199              --
   Income receivables ...........................................       15,662        2,034,529         120,040          63,161
   Receivable for fund shares sold ..............................           --            6,686          15,219              --
   Receivable for total return swaps ............................           --           45,529              --              --
   Variation margin receivable ..................................           --               --              --              --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL  ASSETS .............................................    4,705,231      290,580,953      35,517,908     114,367,590
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution Payable to Shareholders .........................           --          136,979              --          25,831
   Payable upon return of securities loaned .....................           --       20,404,139              --              --
   Payable for investments purchased ............................      212,557       53,306,574       5,343,539              --
   Payable for fund shares redeemed .............................           --          700,000              --             148
   Payable to GEAM ..............................................        2,893           46,565           9,975          17,215
   Other liabilities ............................................           --               --              20              --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .........................................      215,450       74,594,257       5,353,534          43,194
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................   $4,489,781     $215,986,696     $30,164,374    $114,324,396
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in ..............................................   10,249,589      205,417,993      34,478,178     114,324,893
   Undistributed (distribution in excess of) ....................
      net investment income .....................................       61,625          280,813         526,038              39
   Accumulated net realized gain (loss) .........................   (3,851,465)       2,765,425        (571,947)           (536)
   Net unrealized appreciation/(depreciation) on: ...............
      Investments ...............................................   (1,971,299)       7,522,465      (4,268,251)             --
      Futures ...................................................           --               --              --              --
      Foreign currency related transaction ......................        1,331               --             356              --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................   $4,489,781     $215,986,696     $30,164,374    $114,324,396
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
Net assets ......................................................    4,489,781      215,986,696      30,164,374     114,324,396
Shares outstanding ($.001 par value) ............................    1,034,237       21,320,532       3,549,854     114,324,894
Net asset value, offering and redemption price per share ........         4.34            10.13            8.50            1.00
SERVICE CLASS:
Net assets ......................................................           --               --              --              --
Shares outstanding ($.001 par value) ............................           --               --              --              --**
Net asset value, offering and redemption price per share ........           --               --              --              --



* Includes $2,234,742, $937,345 and $20,027,681 of securities on loan in the Premier Growth Equity Fund, Premier Research Equity Fund and Income Fund respectively.

** The service class had a full redemption during the year-ended September 30, 2002. The share class remains open.


----------------
See Notes to Financial Statements.


                                     84 & 85

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------


                                                                               U.S.         S&P 500            VALUE        MID-CAP
                                                                             EQUITY           INDEX           EQUITY         GROWTH
                                                                               FUND            FUND             FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ......................................................  $  3,567,538    $    786,714     $  1,728,555    $    84,915
      Interest* .....................................................       155,857          34,608           83,555         41,058
      Less: Foreign taxes withheld ..................................       (10,420)         (1,285)          (5,387)         --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .....................................................     3,712,975         820,037        1,806,723        125,973
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                                    1,005,811          76,793          454,116        103,874
      Distributors Fees (Note 4)
         Service Class ..............................................        60,710              --               --             --
      Trustees fees .................................................         7,380           1,318            2,610            482
      Other expenses ................................................            --              --               --             --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ...................................................     1,073,901          78,111          456,726        104,356
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ............................................     2,639,074         741,926        1,349,997         21,617
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ................................................   (17,986,491)     (7,345,232)      (6,402,858)      (390,295)
         Futures ....................................................       (72,211)       (388,074)         (12,063)       (43,755)
         Foreign currency related transactions ......................           373              --              372             --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
        (DEPRECIATION) ON:
         Investments ................................................   (29,130,114)    (11,454,123)     (14,082,661)    (2,474,380)
         Futures ....................................................       (18,067)        (75,570)          (4,194)        (2,550)
         Foreign currency related transactions ......................            41              --              (20)            --
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments ...........   (47,206,469)    (19,262,999)     (20,501,424)    (2,910,980)
------------------------------------------------------------------------------------------------------------------------------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............  $(44,567,395)   $(18,521,073)    $(19,151,427)   $(2,889,363)
------------------------------------------------------------------------------------------------------------------------------------


                                                                             MID-CAP          SMALL-CAP      INTERNATIONAL
                                                                        VALUE EQUITY       VALUE EQUITY             EQUITY
                                                                                FUND               FUND               FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ......................................................    $   185,449          $ 195,686       $  5,909,049
      Interest* .....................................................         32,784             29,234            300,784
      Less: Foreign taxes withheld ..................................             --                (60)          (606,295)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .....................................................        218,233            224,860          5,603,538
---------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                                        96,869            151,131          1,740,034
      Distributors Fees (Note 4)
         Service Class ..............................................             --                 --              7,534
      Trustees fees .................................................            387                555              7,264
      Other expenses ................................................             --                 --                833
---------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ...................................................         97,256            151,686          1,755,665
---------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ............................................        120,977             73,174          3,847,873
---------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ................................................        (80,183)           382,792        (62,197,003)
         Futures ....................................................         26,095                 --                 --
         Foreign currency related transactions ......................             --                 --             17,154
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
        (DEPRECIATION) ON:
         Investments ................................................     (1,099,393)          (952,477)         4,244,946
         Futures ....................................................        (21,950)                --                 --
         Foreign currency related transactions ......................             --                 --              5,752
---------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments ...........     (1,175,431)          (569,685)       (57,929,151)
---------------------------------------------------------------------------------------------------------------------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............    $(1,054,454)         $(496,511)      $(54,081,278)
---------------------------------------------------------------------------------------------------------------------------


* Income attributable to security lending activity, net of rebate expenses for the U.S. Equity Fund, Value Equity Fund, Mid-Cap Growth Fund, Mid-Cap Value Equity Fund, and Small-Cap Value Equity Fund was $34,706, $22,111, $13,903, $11,069, and $14,725 respectively).



----------------
See Notes to Financial Statements.


                                     86 & 87

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------


                                                                     EUROPE          EMERGING             PREMIER           PREMIER
                                                                     EQUITY           MARKETS              GROWTH          RESEARCH
                                                                       FUND              FUND         EQUITY FUND       EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ...............................................  $   186,600         $ 206,263     $      926,224        $   101,027
      Interest* ..............................................        8,147            12,421            156,411              6,305
      Less: Foreign taxes withheld ...........................      (20,027)          (15,148)            (6,151)              (102)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..............................................      174,720           203,536          1,076,484            107,230
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .......................       71,478           117,186            630,252             42,237
      Distributors Fees (Notes 4)
         Service Class .......................................           --                --             26,900              --
      Trustees fees ..........................................          252               223              3,891                212
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ............................................       71,730           117,409            661,043             42,449
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .....................................      102,990            86,127            415,441             64,781
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .........................................   (2,443,896)       (1,276,655)       (15,349,683)        (1,601,871)
         Futures .............................................           --                --            462,527              --
         Written options .....................................           --                --                 --                 --
         Swaps ...............................................           --                --                 --                 --
         Foreign currency related transactions ...............       (3,321)          (20,671)                --                 --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
        (DEPRECIATION) ON:
         Investments .........................................      657,092         1,020,934        (13,709,620)            93,666
         Futures .............................................           --                --             80,638              --
         Foreign currency related transactions ...............        1,046            (2,120)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments ...   (1,789,079)         (278,512)       (28,516,138)        (1,508,205)
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................  $(1,686,089)        $(192,385)      $(28,100,697)       $(1,443,424)
------------------------------------------------------------------------------------------------------------------------------------


                                                                         PREMIER                       STRATEGIC          MONEY
                                                                   INTERNATIONAL          INCOME      INVESTMENT         MARKET
                                                                     EQUITY FUND            FUND            FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividend ...............................................     $   126,273       $    50,507     $   197,361     $       --
      Interest* ..............................................             875        11,336,685         493,736      1,859,614
      Less: Foreign taxes withheld ...........................         (13,201)               --          (9,917)            --
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..............................................         113,947        11,387,192         681,180      1,859,614
--------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .......................          44,512           515,971         110,340        173,452
      Distributors Fees (Notes 4)
         Service Class .......................................              --                --              --         64,831
      Trustees fees ..........................................             164             6,486             175          1,424
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ............................................          44,676           522,457         110,515        239,707
--------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .....................................          69,271        10,864,735         570,665      1,619,907
--------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .........................................      (1,707,478)        3,588,140        (468,071)          (462)
         Futures .............................................              --           (56,952)         53,637             --
         Written options .....................................              --            20,051              --             --
         Swaps ...............................................              --           245,330              --             --
         Foreign currency related transactions ...............          (4,337)               --          12,677             --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
        (DEPRECIATION) ON:
         Investments .........................................         198,849         1,651,055      (3,935,935)            --
         Futures .............................................              --                --              --             --
         Foreign currency related transactions ...............           1,111                --             328             --
--------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments ...      (1,511,855)        5,447,624      (4,337,364)          (462)
--------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................     $(1,442,584)      $16,312,359     $(3,766,699)    $1,619,445
--------------------------------------------------------------------------------------------------------------------------------


* Income attributable to security lending activity, net of rebate expenses for the Premier Growth Equity Fund, Premier Research Equity Fund and Fixed Income Fund was $31,727, $4,143 and $173,431, respectively)



----------------
See Notes to Financial Statements.


                                     88 & 89

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       U.S.                         S&P 500                        VALUE
                                                     EQUITY                           INDEX                       EQUITY
                                                       FUND                            FUND                         FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                YEAR          YEAR            YEAR           YEAR          YEAR          YEAR
                                                ENDED         ENDED           ENDED          ENDED         ENDED         ENDED
                                               9/30/02       9/30/01         9/30/02        9/30/01       9/30/02       9/30/01
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ...... $  2,639,074  $  2,586,108    $    741,926    $ 1,115,362   $ 1,349,997   $ 1,126,363
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ..  (18,058,329)   (7,889,452)     (7,733,306)    (9,235,636)   (6,414,549)   (8,015,313)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation .....  (29,148,140)  (50,288,860)    (11,529,693)   (18,951,440)  (14,086,875)  (10,384,241)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       operations .......................  (44,567,395)  (55,592,204)    (18,521,073)   (27,071,714)  (19,151,427)  (17,273,191)
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Investment Class .................   (2,638,206)   (2,350,431)       (996,437)    (1,238,318)   (1,229,321)     (408,153)
       Service Class ....................     (203,200)           --              --             --            --            --
     Net realized gains
       Investment Class .................           --   (21,650,648)             --    (10,378,819)           --      (243,680)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..................   (2,841,406)  (24,001,079)       (996,437)   (11,617,137)   (1,229,321)     (651,833)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .......  (47,408,801)  (79,593,283)    (19,517,510)   (38,688,851)  (20,380,748)  (17,925,024)
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .................   49,984,423    37,306,195      80,452,689      2,495,542    23,220,717    20,104,835
       Service Class ....................    3,504,675    34,441,274              --             --            --            --
     Value of distributions reinvested
       Investment Class .................    2,638,117    24,001,168         996,407     11,617,167     1,225,631       651,829
       Service Class ....................      203,200            --              --             --            --            --
     Cost of shares redeemed
       Investment Class .................  (45,678,718)  (19,001,570)    (33,183,874)   (60,762,680)   (5,366,171)  (15,809,697)
       Service Class ....................   (7,321,532)   (4,069,111)             --             --            --
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       from shares transactions .........    3,330,165    72,677,956      48,265,222    (46,649,971)   19,080,177     4,946,967
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS (44,078,636)   (6,915,327)     28,747,712    (85,338,822)   (1,300,571)  (12,978,057)

NET ASSETS
   Beginning of period ..................  262,812,989   269,728,316      46,119,066    131,457,888    92,776,027   105,754,084
-----------------------------------------------------------------------------------------------------------------------------------
   End of period ........................ $218,734,353  $262,812,989     $74,866,778    $46,119,066   $91,475,456   $92,776,027
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENTS INCOME, END OF PERIOD  $  1,825,982  $  2,027,941     $   556,118    $   810,901   $ 1,224,150   $ 1,103,101
-----------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ........................    4,698,918     2,957,301       8,180,726        194,231     2,535,094     1,985,544
     Issued for distribution reinvested .      232,638     1,904,855          91,414        890,887       131,788        63,407
     Shares redeemed ....................   (4,166,090)   (1,539,269)     (3,270,300)    (5,161,801)     (577,901)   (1,573,734)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..      765,466     3,322,887       5,001,840     (4,076,683)    2,088,981       475,217
-----------------------------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ........................      345,298     2,807,002              --             --            --            --
     Issued for distribution reinvested .       17,919            --              --             --            --            --
     Shares redeemed ....................     (706,689)     (341,365)             --             --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..     (343,472)    2,465,637              --             --            --            --
-----------------------------------------------------------------------------------------------------------------------------------



                                                            MID-CAP                         MID-CAP
                                                             GROWTH                    VALUE EQUITY
                                                               FUND                            FUND
--------------------------------------------------------------------------------------------------------------
                                                    YEAR           YEAR            YEAR             YEAR
                                                    ENDED          ENDED           ENDED            ENDED
                                                   9/30/02        9/30/01         9/30/02          9/30/01
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ......       $   21,617     $  105,080     $   120,977      $   129,520
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ..         (434,050)       (64,399)        (54,088)         272,166
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation .....       (2,476,930)    (4,391,880)     (1,121,343)      (1,143,548)
--------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       operations .......................       (2,889,363)    (4,351,199)     (1,054,454)        (741,862)
--------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Investment Class .................          (70,302)      (183,553)       (200,868)         (50,736)
       Service Class ....................               --             --              --               --
     Net realized gains
       Investment Class .................               --     (2,033,144)       (276,407)        (265,423)
--------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..................          (70,302)    (2,216,697)       (477,275)        (316,159)
--------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .......       (2,959,665)    (6,567,896)     (1,531,729)      (1,058,021)
--------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .................        1,635,051             --         158,382       14,249,309
       Service Class ....................               --             --              --               --
     Value of distributions reinvested
       Investment Class .................           70,313      2,216,686         477,286          316,148
       Service Class ....................               --             --              --
     Cost of shares redeemed
       Investment Class .................               --       (118,346)       (283,900)     (13,045,903)
       Service Class ....................               --             --              --
--------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       from shares transactions .........        1,705,364      2,098,340         351,768        1,519,554
--------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS      (1,254,301)    (4,469,556)     (1,179,961)         461,533

NET ASSETS
   Beginning of period ..................  26   16,950,218     21,419,774      13,696,494       13,234,961
--------------------------------------------------------------------------------------------------------------
   End of period ........................ $21  $15,695,917    $16,950,218     $12,516,533      $13,696,494
--------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENTS INCOME, END OF PERIOD  $    $     2,613    $    51,298     $    75,777      $   155,668
--------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ........................          150,880             --          16,079        1,195,730
     Issued for distribution reinvested .            6,541        191,423          44,816           29,138
     Shares redeemed ....................   (           --         (9,839)        (24,017)      (1,090,039)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..          157,421        181,584          36,878          134,829
--------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ........................               --             --              --               --
     Issued for distribution reinvested .               --             --              --               --
     Shares redeemed ....................               --             --              --               --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..               --             --              --               --
--------------------------------------------------------------------------------------------------------------



                                                              SMALL-CAP                   INTERNATIONAL
                                                           VALUE EQUITY                          EQUITY
                                                                   FUND                            FUND
---------------------------------------------------------------------------------------------------------------
                                                     YEAR             YEAR              YEAR           YEAR
                                                     ENDED            ENDED             ENDED          ENDED
                                                    9/30/02          9/30/01           9/30/02        9/30/01
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ......        $   73,174      $  153,403        $ 3,847,873     $ 4,462,566
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ..           382,792       3,096,086        (62,179,849)    (32,319,682)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation .....          (952,477)     (2,174,126)         4,250,698     (84,377,844)
---------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       operations .......................          (496,511)      1,075,363        (54,081,278)   (112,234,960)
---------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Investment Class .................          (136,571)        (35,483)        (3,701,358)     (2,978,553)
       Service Class ....................                --              --            (31,171)             --
     Net realized gains
       Investment Class .................        (3,009,740)     (1,521,745)                --     (41,148,666)
---------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..................        (3,146,311)     (1,557,228)        (3,732,529)    (44,127,219)
---------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .......        (3,642,822)       (481,865)       (57,813,807)   (156,362,179)
---------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class .................           154,227       1,665,167         94,234,967      55,512,806
       Service Class ....................                --              --          1,224,478       3,632,582
     Value of distributions reinvested
       Investment Class .................         3,146,299       1,557,240          3,699,883      44,127,095
       Service Class ....................                --              --             31,171              --
     Cost of shares redeemed
       Investment Class .................          (816,437)     (1,910,950)       (36,280,502)    (80,075,923)
       Service Class ....................                --              --           (303,268)       (352,563)
---------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       from shares transactions .........         2,484,089       1,311,457         62,606,729      22,843,997
---------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS       (1,158,733)        829,592          4,792,922    (133,518,182)

NET ASSETS
   Beginning of period ..................        19,932,150      19,102,558        261,333,800     394,851,982
---------------------------------------------------------------------------------------------------------------
   End of period ........................       $18,773,417     $19,932,150       $266,126,722    $261,333,800
---------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENTS INCOME, END OF PERIOD        $    67,251     $   141,937       $  4,263,043    $  4,130,546
---------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ........................            14,550         135,129         10,838,090       5,015,101
     Issued for distribution reinvested .           268,914         134,943            414,321       3,911,976
     Shares redeemed ....................           (66,425)       (148,493)        (4,218,994)     (7,279,708)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..           217,039         121,579          7,033,417       1,647,369
---------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ........................                --              --            142,848         325,604
     Issued for distribution reinvested .                --              --              3,491              --
     Shares redeemed ....................                --              --            (34,615)        (35,214)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..                --              --            111,724         290,390
---------------------------------------------------------------------------------------------------------------



----------------
See Notes to Financial Statements.


                                     90 & 91

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       EUROPE                     EMERGING                        PREMIER
                                                       EQUITY                      MARKETS                         GROWTH
                                                         FUND                         FUND                    EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                  YEAR        YEAR           YEAR           YEAR             YEAR        YEAR
                                                  ENDED       ENDED          ENDED          ENDED            ENDED       ENDED
                                                 9/30/02     9/30/01        9/30/02        9/30/01          9/30/02     9/30/01
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) .......... $  102,990   $  128,112    $    86,127     $   90,046     $   415,441  $   523,872
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ...... (2,447,217)  (1,642,069)    (1,297,326)      (696,223)    (14,887,156)  (5,693,514)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation .........    658,138   (2,597,389)     1,018,814     (4,274,164)    (13,628,982) (35,156,742)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations  (1,686,089)  (4,111,346)      (192,385)    (4,880,341)    (28,100,697) (40,326,384)
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Investment Class .....................   (118,764)     (65,593)      (62,920)            --         (611,584)     (89,908)
       Service Class ........................         --           --            --             --          (21,586)          --
     Net realized gains
       Investment Class .....................         --   (3,059,622)           --     (1,468,750)              --   (1,444,280)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................   (118,764)  (3,125,215)      (62,920)    (1,468,750)        (633,170)  (1,534,188)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions ........... (1,804,853)  (7,236,561)     (255,305)    (6,349,091)     (28,733,867) (41,860,572)
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
   Proceeds from sale of shares
       Investment Class .....................         --           --     2,654,376        535,413       51,770,924  158,237,738
       Service Class ........................         --           --            --             --        3,989,555   13,104,765
     Value of distributions reinvested
       Investment Class .....................    118,771    3,125,208        62,917      1,468,752          611,565    1,534,207
       Service Class ........................         --           --            --             --           21,586           --
     Cost of shares redeemed
       Investment Class .....................         --           --      (317,050)            --      (28,930,245) (39,629,283)
       Service Class ........................         --           --            --             --       (1,619,922)  (2,561,607)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions ..................    118,771    3,125,208     2,400,243      2,004,165       25,843,463  130,685,820
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .. (1,686,082)  (4,111,353)    2,144,938     (4,344,926)      (2,890,404)  88,825,248

NET ASSETS
   Beginning of period ......................  9,212,452   13,323,805     7,644,336     11,989,262      136,751,087   47,925,839
-----------------------------------------------------------------------------------------------------------------------------------
   End of period ............................ $7,526,370   $9,212,452    $9,789,274     $7,644,336     $133,860,683 $136,751,087
-----------------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENTS INCOME, END OF PERIOD .... $  113,309   $  132,404    $   64,209     $   62,132     $    274,515 $    492,244
-----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ............................         --           --       295,184         55,830        5,590,644   14,818,251
     Issued for distribution reinvested .....     16,473      329,664         7,402        146,144           62,789      138,717
     Shares redeemed ........................         --           --       (32,817)            --       (3,300,826)  (4,034,433)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......     16,473      329,664       269,769        201,974        2,352,607   10,922,535
-----------------------------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ............................         --           --            --             --          445,464    1,271,847
     Issued for distribution reinvested .....         --           --            --             --            2,216           --
     Shares redeemed ........................         --           --            --             --         (176,282)    (252,521)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......         --           --            --             --          271,398    1,019,326
-----------------------------------------------------------------------------------------------------------------------------------


                                                            PREMIER                     PREMIER
                                                           RESEARCH               INTERNATIONAL                   INCOME
                                                        EQUITY FUND                 EQUITY FUND                     FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                     YEAR          YEAR          YEAR          YEAR          YEAR         YEAR
                                                     ENDED         ENDED         ENDED         ENDED         ENDED        ENDED
                                                    9/30/02       9/30/01       9/30/02       9/30/01       9/30/02      9/30/01
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ............   $   64,781    $   53,499    $   69,271    $   97,591  $ 10,864,735  $12,960,225
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps ........   (1,601,871)   (1,292,896)   (1,711,815)   (1,602,573)    3,796,569    8,207,376
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation ...........       93,666    (1,211,472)      199,960    (1,274,748)    1,651,055    5,128,699
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..   (1,443,424)   (2,450,869)   (1,442,584)   (2,779,730)   16,312,359   26,296,300
----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Investment Class .......................      (54,120)      (21,847)     (100,094)     (119,323)  (10,940,526) (13,416,862)
       Service Class ..........................           --            --            --            --            --           --
     Net realized gains
       Investment Class .......................           --       (90,668)           --            --    (5,633,352)          --
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................      (54,120)     (112,515)     (100,094)     (119,323)  (16,573,878) (13,416,862)
----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions .............   (1,497,544)   (2,563,384)   (1,542,678)   (2,899,053)     (261,519)  12,879,438
----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
   Proceeds from sale of shares
       Investment Class .......................           --            --            --            --    23,001,098   69,427,250
       Service Class ..........................           --            --            --            --            --           --
     Value of distributions reinvested
       Investment Class .......................       54,119       112,515       100,098       119,318    16,574,587   13,309,916
       Service Class ..........................           --            --            --            --            --           --
     Cost of shares redeemed
       Investment Class .......................           --            --            --            --   (40,197,165) (89,286,947)
       Service Class ..........................           --            --            --            --            --           --
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions ....................       54,119       112,515       100,098       119,318      (621,480)  (6,549,781)
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....   (1,443,425)   (2,450,869)   (1,442,580)   (2,779,735)     (882,999)   6,329,657

NET ASSETS
   Beginning of period ........................    7,479,771     9,930,640     5,932,361     8,712,096   216,869,695  210,540,038
----------------------------------------------------------------------------------------------------------------------------------
   End of period ..............................   $6,036,346    $7,479,771    $4,489,781    $5,932,361  $215,986,696 $216,869,695
----------------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENTS INCOME, END OF PERIOD ......   $   69,811    $   59,150    $   61,625    $   96,786  $    280,813 $    111,274
----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ..............................           --            --            --            --     2,306,164    7,077,748
     Issued for distribution reinvested .......        6,616        11,782        16,463        14,840     1,693,022    1,353,979
     Shares redeemed ..........................           --            --            --            --    (4,112,522)  (9,046,117)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........        6,616        11,782        16,463        14,840      (113,336)    (614,390)
----------------------------------------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ..............................           --            --            --            --            --           --
     Issued for distribution reinvested .......           --            --            --            --            --           --
     Shares redeemed ..........................           --            --            --            --            --           --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ........           --            --            --            --            --           --
----------------------------------------------------------------------------------------------------------------------------------


                                                      STRATEGIC                  MONEY
                                                     INVESTMENT                 MARKET
                                                           FUND                   FUND
-------------------------------------------------------------------------------------------------
                                                  YEAR         YEAR        YEAR         YEAR
                                                  ENDED        ENDED       ENDED        ENDED
                                                 9/30/02      9/30/01     9/30/02      9/30/01
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) .........    $  570,665  $   173,095  $ 1,619,907 $ 1,427,949
     Net realized gain (loss) on investments,
       futures, written options, foreign
       currency transactions and swaps .....      (401,757)     (88,442)        (462)         (3)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written options,
       foreign currency translation ........    (3,935,607)    (664,745)          --          --
-------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations    (3,766,699)    (580,092)   1,619,445   1,427,946
-------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Investment Class ....................      (177,424)    (194,799)  (1,162,377)   (294,444)
       Service Class .......................            --           --     (457,530) (1,133,505)
     Net realized gains
       Investment Class ....................            --     (316,384)          --          --
-------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .....................      (177,424)    (511,183)  (1,619,907) (1,427,949)
-------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions ..........    (3,944,123)  (1,091,275)        (462)         (3)
-------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
   Proceeds from sale of shares
       Investment Class ....................    32,165,482      384,171  122,172,620   3,073,533
       Service Class .......................            --           --    2,908,918  45,833,273
     Value of distributions reinvested
       Investment Class ....................       177,424      511,183    1,139,425     298,707
       Service Class .......................            --           --      464,735   1,113,774
     Cost of shares redeemed
       Investment Class ....................    (4,331,883)  (1,350,659) (15,807,966) (3,344,955)
       Service Class .......................            --           --  (44,267,324) (6,053,376)
-------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions .................    28,011,023     (455,305)  66,610,408  40,920,956
-------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .    24,066,900   (1,546,580)  66,609,946  40,920,953

NET ASSETS
   Beginning of period .....................     6,097,474    7,644,054   47,714,450   6,793,497
-------------------------------------------------------------------------------------------------
   End of period ...........................   $30,164,374   $6,097,474 $114,324,396 $47,714,450
-------------------------------------------------------------------------------------------------

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENTS INCOME, END OF PERIOD ...   $   526,038   $  120,120 $         39 $        39
-------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold ...........................     3,342,135       37,396  122,172,620   3,073,534
     Issued for distribution reinvested ....        17,994       49,390    1,139,425     298,707
     Shares redeemed .......................      (463,343)    (130,485) (15,807,966) (3,344,955)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....     2,896,786      (43,699) 107,504,079      27,286
-------------------------------------------------------------------------------------------------
   SERVICE CLASS:
     Shares sold ...........................            --           --    2,908,918  45,833,273
     Issued for distribution reinvested ....            --           --      464,735   1,113,774
     Shares redeemed .......................            --           --  (44,267,324) (6,053,376)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....            --           --  (40,893,671) 40,893,671
-------------------------------------------------------------------------------------------------


----------------
See Notes to Financial Statements.


                                     92 & 93

                                NOTES TO FINANCIAL STATEMENTS September 30, 2002
--------------------------------------------------------------------------------


1.  ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It is currently comprised of seventeen investment funds (each a "Fund" and collectively the "Funds") although only the following fifteen are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Value Equity Fund, Mid-Cap Growth Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Europe Equity Fund, Emerging Markets Fund, Premier Growth Equity Fund, Premier Research Equity Fund, Premier International Equity Fund, Income Fund, Strategic Investment Fund and Money Market Fund. The Funds are presently authorized to issue two classes of shares -- the Investment Class and the Service Class. As of September 30, 2002, the following Funds had two share classes active: U.S. Equity Fund, International Equity Fund, Premier Growth Fund and Money Market Fund (The Money Market Fund Service Class had a full redemption during the year-ended September 30, 2002). The Trust expects that most of the time each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2.  SUMMARY OF SIGNIFICANT
    ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GE Asset Management Incorporated ("GEAM") to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, a Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

                                NOTES TO FINANCIAL STATEMENTS September 30, 2002
--------------------------------------------------------------------------------

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at year end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S.
dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS Certain Funds may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. Swaps

                                NOTES TO FINANCIAL STATEMENTS September 30, 2002
--------------------------------------------------------------------------------

are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds' currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds' financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds' risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

                                NOTES TO FINANCIAL STATEMENTS September 30, 2002
--------------------------------------------------------------------------------

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At September 30, 2002, information on the tax components of capital is as follows:

                                                                                                          Net Tax Unrealized
                                           Cost of               Gross Tax             Gross Tax             Appreciation/
                                        Investments for         Unrealized            Unrealized            (Depreciation)
                                         Tax Purposes          Appreciation          Depreciation           on Investments
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                        $294,381,010          $6,028,416           $  (70,227,715)        $  (64,199,299)
S&P 500 Index Fund                       102,785,319             607,611              (28,817,753)           (28,210,142)
Value Equity Fund                        117,120,186           2,271,138              (28,088,308)           (25,817,170)
Mid-Cap Growth Fund                       21,580,899           1,011,448               (4,582,408)            (3,570,960)
Mid-Cap Value Equity Fund                 16,334,775             762,282               (2,527,161)            (1,764,879)
Small-Cap Value Equity Fund               23,368,477           1,036,874               (2,374,545)            (1,337,671)
International Equity Fund                367,349,607           4,135,605             (107,542,090)          (103,406,485)
Europe Equity Fund                         9,774,411             227,824               (2,466,100)            (2,238,276)
Emerging Markets Fund                     12,013,772             654,828               (2,964,127)            (2,309,299)
Premier Growth Equity Fund               188,795,339           3,455,926              (56,162,962)           (52,707,036)
Premier Research Equity Fund               8,520,801             113,213               (1,543,958)            (1,430,745)
Premier International Equity Fund          6,599,054              42,033               (2,180,197)            (2,138,164)
Income Fund                              278,399,107           8,575,567               (1,068,214)             7,507,353
Strategic Investment Fund                 38,981,177             528,627               (4,995,323)            (4,466,696)
Money Market Fund                        114,304,429                  --                       --                     --


                                      Net Tax Appreciation/
                                         (Depreciation)
                                         on Derivatives,        Undistributed           Undistributed
                                        Foreign Currency      Ordinary Income/            Long-Term            Post October
                                            and Other           (Accumulated         Gains/(Accumulated           Losses
                                           Net Assets          Ordinary Loss)           Capital Loss)       (see Details Below)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                           $    (15)            $1,744,321            $  (9,267,908)          $(14,108,933)
S&P 500 Index Fund                               --                549,540              (10,134,125)            (5,810,947)
Value Equity Fund                               (20)             1,184,739               (8,073,954)            (4,827,056)
Mid-Cap Growth Fund                              --                  2,612                 (354,361)              (333,598)
Mid-Cap Value Equity Fund                        --                 61,839                       --                (78,249)
Small-Cap Value Equity Fund                      --                 60,251                  521,097                     --
International Equity Fund                    19,047              4,074,212              (36,612,231)           (55,009,388)
Europe Equity Fund                              718                110,857               (1,941,676)            (2,135,487)
Emerging Markets Fund                        (2,186)                76,335                 (906,742)              (966,333)
Premier Growth Equity Fund                       --                188,975               (4,694,591)           (12,518,647)
Premier Research Equity Fund                     --                 68,377               (1,633,990)            (1,143,991)
Premier International Equity Fund             1,331                 64,163               (2,443,184)            (1,243,954)
Income Fund                                      --                280,812                2,780,536                     --
Strategic Investment Fund                       356                504,458                 (100,084)              (251,838)
Money Market Fund                               --                      38                      (74)                  (462)

                                NOTES TO FINANCIAL STATEMENTS September 30, 2002
--------------------------------------------------------------------------------

As of September 30, 2002, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund                                     Amount               Expires
----------------------------------------------------------------------
U.S. Equity Fund                  $    9,267,908                2010
S&P 500 Index Fund                    10,134,125                2010
Value Equity Fund                        401,673                2009
                                       7,672,281                2010
Mid-Cap Growth Fund                      354,361                2010
International Equity Fund                831,308                2009
                                      35,780,923                2010
Europe Equity Fund                       348,486                2009
                                       1,593,190                2010
Emerging Markets Fund                     97,797                2009
                                         808,945                2010
Premier Growth Equity Fund             4,694,591                2010
Premier Research Equity Fund             100,460                2009
                                       1,533,530                2010
Premier International Equity Fund        618,920                2009
                                       1,824,264                2010
Strategic Investment Fund                100,084                2010
Money Market Fund                             27                2008
                                              44                2009
                                               3                2010

                                NOTES TO FINANCIAL STATEMENTS September 30, 2002
--------------------------------------------------------------------------------

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2001 as follows:

Fund                                  Currency                       Capital
-----------------------------------------------------------------------------
U.S. Equity Fund                        $   --                  $ 14,108,933
S&P 500 Index Fund                          --                     5,810,947
Value Equity Fund                           --                     4,827,056
Mid-Cap Growth Fund                         --                       333,598
Mid-Cap Value Equity Fund                   --                        78,249
International Equity Fund                   --                    55,009,388
Europe Equity Fund                       2,059                     2,133,428
Emerging Markets Fund                   19,348                       946,985
Premier Growth Equity Fund                  --                    12,518,647
Premier Research Equity Fund                --                     1,143,991
Premier International Equity Fund        3,273                     1,240,681
Strategic Investment Fund                   --                       251,838
Money Market Fund                           --                           462

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended September 30, 2002 was as follows:

                                                                    Long-Term
Fund                                 Ordinary Income            Capital Gains
-------------------------------------------------------------------------------
U.S. Equity Fund                        $  2,841,406               $       --
S&P 500 Index Fund                           996,437                       --
Value Equity Fund                          1,229,321                       --
Mid-Cap Growth Fund                           70,302                       --
Mid-Cap Value Equity Fund                    476,126                    1,149
Small-Cap Value Equity Fund                2,446,192                  700,119
International Equity Fund                  3,732,529                       --
Europe Equity Fund                           118,764                       --
Emerging Markets Fund                         62,920                       --
Premier Growth Equity Fund                   633,170                       --
Premier Research Equity Fund                  54,120                       --
Premier International Equity Fund            100,094                       --
Income Fund                               16,573,878                       --
Strategic Investment Fund                    177,424                       --
Money Market Fund                          1,619,907                       --

                                NOTES TO FINANCIAL STATEMENTS September 30, 2002
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually of net realized capital gains in excess of capital loss carryforwards. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES The Funds pay a "unitary fee" equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

CHANGE IN ACCOUNTING PRINCIPAL As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Auditing and Accounting Guide for Investment Companies (the "Guide"). The Guide requires the Funds to amortize premium and discount on all debt securities. Currently, the Funds amortize premium and discount on all fixed income securities with the exception of mortgage-backed securities which pay down. For these securities, the Funds recognize gain or loss when the securities pay down, which is then reclassified to income. The cumulative effect of this accounting change had no impact of total net assets of the Funds.

3. LINE OF CREDIT

Effective December 19, 2001, and expiring December 18, 2002, the Trust shares a revolving credit facility of up to $50 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.08% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Trust during the year ended September 30, 2002.

                                NOTES TO FINANCIAL STATEMENTS September 30, 2002
--------------------------------------------------------------------------------


4. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES Compensation of GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                                                                  Average Daily                              Advisory and
                                                               Net Assets of Fund                        Administration Fees*
------------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                               First $25 million                                  .55%
Value Equity Fund                                               Next $25 million                                  .45%
Mid-Cap Growth Fund                                             Over $50 million                                  .35%
Premier Growth Equity Fund
Premier Research Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                                    All Assets                                  .15%
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Equity Fund                                      First $25 million                                  .65%
                                                                Next $25 million                                  .60%
                                                                Over $50 million                                  .55%
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Equity Fund                                    First $25 million                                  .70%
                                                                Next $25 million                                  .65%
                                                                Over $50 million                                  .60%
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                      First $25 million                                  .75%
Europe Equity Fund                                              Next $50 million                                  .65%
Premier International Equity Fund                               Over $75 million                                  .55%
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                          First $50 million                                 1.05%
                                                                Over $50 million                                  .95%
------------------------------------------------------------------------------------------------------------------------------------
Income Fund                                                   First $25 million                                   .35%
                                                               Next $25 million                                   .30%
                                                               Next $50 million                                   .25%
                                                              Over $100 million                                   .20%
------------------------------------------------------------------------------------------------------------------------------------
Strategic Investment Fund                                      First $25 million                                  .45%
                                                                Next $25 million                                  .40%
                                                                Over $50 million                                  .35%
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                              First $25 million                                  .25%
                                                                Next $25 million                                  .20%
                                                                Next $50 million                                  .15%
                                                               Over $100 million                                  .10%

* From time to time, GEAM may waive or reimburse advisory or administrative fees paid by a Fund.

                                NOTES TO FINANCIAL STATEMENTS September 30, 2002
--------------------------------------------------------------------------------


DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GE Financial Assurance Holdings, Inc. (an indirect wholly-owned subsidiary of General Electric Company) and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

TRUSTEE COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity to other Funds advised by GEAM. The Trustees receive an annual fee of $48,000 and an additional fee of $500 per Trustees' meeting attended in person and $250 per telephone meeting. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund.

SECURITIES LENDING PROGRAM GEAM administers the security lending program for the Income Fund. The security lending fee is based on the number and duration of the lending transactions. State Street Global Securities Lending acts as the lending agent for all other funds participating in the securities lending program. For the year ended September 30, 2002, the Income Fund paid $385,534 to GEAM.

5. SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, effective May 1, 2001, SSgA Funds Management, Inc., ("SSgA"), is the Sub-Adviser to the S&P 500 Index Fund (prior thereto a division of SsgA's parent company served as the sub-adviser to that Fund) and Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Value Equity Fund.

SSgA and Palisade are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays SSgA and Palisade monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.




6. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended September 30, 2002, were as follows:

                                          Purchases              Sales
-----------------------------------------------------------------------

U.S. Equity Fund                       $137,214,723       $132,105,175
S&P 500 Index Fund                       76,746,286         28,386,128
Value Equity Fund                        58,590,871         37,834,064
Mid-Cap Growth Fund                       9,663,776          7,392,052
Mid-Cap Value Equity Fund                 5,373,375          4,942,755
Small-Cap Value Equity Fund              30,655,386         31,476,649
International Equity Fund               183,503,906        112,945,615
Europe Equity Fund                        6,081,374          5,634,405
Emerging Markets Fund                     7,296,506          5,139,845
Premier Growth Equity Fund               60,107,184         34,352,706
Premier Research Equity Fund              6,892,251          6,776,335
Premier International Equity Fund         3,774,474          3,707,435
Income Fund                             755,773,170        732,228,888
Strategic Investment Fund                46,896,798         19,314,823

                                NOTES TO FINANCIAL STATEMENTS September 30, 2002
--------------------------------------------------------------------------------

OPTIONS During the year ended September 30, 2002, the following option contracts were written:

                                                                                       Income Fund
                                                                       ---------------------------------------------
                                                                       Number of Contracts                 Premium
--------------------------------------------------------------------------------------------------------------------
Balance as of September 30, 2001                                                  --                    $       --
Written                                                                    3,000,000                        20,051
Closed and Expired                                                        (1,230,000)                       (5,670)
Exercised                                                                 (1,770,000)                      (14,381)
--------------------------------------------------------------------------------------------------------------------
Balance as of September 30, 2002                                                  --                            --
--------------------------------------------------------------------------------------------------------------------


SWAP AGREEMENTS Open swap transactions held by the Funds consisted of the following as of September 30, 2002:

Income Fund                                                                                                    Notional Amount
------------------------------------------------------------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Index. Fund receives/pays the positive/negative return on the Index and pays one month LIBOR minus 40 basis points monthly, expires
month February 28, 2003.                                                                                         $ 2,346,000

SECURITY LENDING At September 30, 2002, the following Funds participated in securities lending:



                                    Loaned securities
                               (including accrued interest)     Cash Collateral
-------------------------------------------------------------------------------
U.S. Equity Fund                      $    507,659              $    663,497
Mid-Cap Growth Fund                      2,230,691                 2,375,657
Mid-Cap Value Equity Fund                1,890,949                 2,008,373
Small-Cap Value Equity Fund              3,475,993                 3,671,165
Premier Growth Equity Fund               2,235,066                 2,438,534
Premier Research Equity Fund               937,429                   992,177
Income Fund                             20,027,681                20,404,139

                                NOTES TO FINANCIAL STATEMENTS September 30, 2002
--------------------------------------------------------------------------------


7. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at September 30, 2002 are:

                                                            5% or Greater
                                                             Shareholders
                                                 ------------------------------------------
                                                                                 % of                   % of Fund Held
                                                   Number                      Fund Held               by GE Affiliates*
------------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                     7                              88%                        50%
S&P 500 Index Fund                                   2                              94%                        22%
Value Equity Fund                                    7                              76%                        16%
Mid-Cap Growth Fund                                  3                              97%                        84%
Mid-Cap Value Equity Fund                            3                              95%                        79%
Small-Cap Value Equity Fund                          4                              96%                        84%
International Equity Fund                            4                              98%                        50%
Europe Equity Fund                                   1                             100%                       100%
Emerging Markets Fund                                4                              95%                        70%
Premier Growth Equity Fund                           7                             100%                         5%
Premier Research Equity Fund                         1                             100%                       100%
Premier International Equity Fund                    1                             100%                       100%
Income Fund                                          3                              73%                        28%
Strategic Investment Fund                            3                             100%                        81%
Money Market Fund                                    3                              93%                        58%

Investment activities of these shareholders could have a material impact on these Funds.

* Included in the 5% or Greater Shareholders percentage.

                                               REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of GE Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting GE Institutional Funds (the "Trust") at September 30, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, MA
November 22, 2002

                                                     TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

The following Funds intend to make an election under Internal Revenue Code
Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended September 30, 2002, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:


                                                             Total Foreign                                       Total Foreign
                                                             Source Income                                        Taxes Paid
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                     $5,910,231                                           $606,295
Europe Equity Fund                                               186,600                                             20,027
Premier International Equity Fund                                126,245                                             13,201

During the year ended September 30, 2002, the following GE Institutional Funds paid to shareholders of record on December 18, 2001 the following long-term capital gain dividends.


Fund                                                                                                           Per Share Amount
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Equity Fund                                                                                       $ 0.42501
Mid-Cap Value Equity Fund                                                                                           0.00085

Please consult a tax adviser if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

                                              ADDITIONAL INFORMATION (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    53

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   President, GE Asset Management
Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    63

OTHER DIRECTORSHIPS HELD BY TRUSTEE    Chairman of the Board, Chief Executive
Officer and President of GE Investment Distributors, Inc., a registered broker-dealer, since 1993; Chairman of the Board and Chief Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Chairman of the Board and Chief Executive Officer of Centurion Funds, Inc. since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., Centurion Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    56

POSITION(S) HELD WITH FUND    Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE     63

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee and Executive Vice President of GE
Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    35

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Manager of Mutual Fund Operations
at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Investment Funds Inc., Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

                                              ADDITIONAL INFORMATION (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    41

POSITION(S) HELD WITH FUND    Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Senior Vice President and General
Counsel - Asset Management Services at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A



NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM 3003 Summer St. Stamford, CT  06905

AGE   56

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    53

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of GE Funds and GE LifeStyle Funds
since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds, Inc. since December 2001.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   55

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 8 years PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   53
OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds since December 2001.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------
ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   66

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Retired since 1983 from Salomon
Brothers Inc.;

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    53

OTHER DIRECTORSHIPS HELD BY TRUSTEE    GP Financial Corp, holding company; The
Greenpoint Savings Bank, a financial institution. Trustee of GE Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds since December 2001.

                                                                 INVESTMENT TEAM
--------------------------------------------------------------------------------

EUGENE K. BOLTON
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR U.S. EQUITY FUND
Eugene K. Bolton is a Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. He leads a team of portfolio managers for the U.S. Equity Fund and has served in this capacity since the Fund's inception. Gene joined GE in 1964 and, after completing GE's Financial Management Program, held a number of financial and strategic planning positions in the U.S. and Europe. His experience includes assignments with GE's Medical Systems and Major Appliance businesses as well as Corporate Finance. Joining GE Asset Management in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and managed a GE Pension Fund portfolio through 1991 when he was named to his present position. Gene is a trustee of the GE Pension Trust and GE's Employee Savings Plan as well as chairman of GEAM's Asset Allocation committee. He is also a trustee of Rensselaer Polytechnic Institute and chairman of their investment committee, a trustee of the Investment Management Workshop, and a past member of the New York Stock Exchange Pension Advisory Committee. Gene is a graduate of Mundelein College with a BA degree in Business and Management.


CHRIS BROWN
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER FOR PREMIER RESEARCH EQUITY FUND
Chris Brown is a Senior Vice President with GE Asset Management. He is responsible for managing a number of institutional portfolios, including the co-managed GE U.S. Research Select portfolio, which is part of the GE US Equity portfolio. Chris began his career at GE in 1981, spending two years in the Financial Management Program. He then spent the next two years as an International Sector Financial Analyst with Sadelmi New York, Inc., a GE subsidiary, and joined Stamford, CT-based GE Asset Management in 1985. Chris is a cum laude graduate in economics from Bucknell University and is the holder of a Chartered Financial Analyst designation.


DAVID CARLSON
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE PREMIER GROWTH EQUITY FUND
CO-PORTFOLIO MANAGER FOR THE STRATEGIC INVESTMENT FUND
Dave Carlson is the Senior Vice President with GE Asset Management responsible for managing U.S. and Growth equity portfolios. He joined GE in 1980 as part of the GE Financial Management Program. He has nineteen years investment experience. He is a Trustee for the GE Canada Pension Trust, a Chartered Financial Analyst, and a member of the New York Society of Security Analysts. Dave is a graduate of Indiana University with a BS in Finance.


DONALD J. DUNCAN
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE MONEY MARKET FUND
Donald J. Duncan is a Vice President of GE Asset Management. He is portfolio manager of the Money Market Fund and has served on the Fund's portfolio management team since the Fund's inception. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager - Short Term Securities in 1990 and Vice President - Money Markets in 2002. Mr. Duncan holds a B.S. from the University of Rhode Island.


BRIAN HOPKINSON
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE PREMIER INTERNATIONAL EQUITY FUND
Brian Hopkinson is Senior Vice President and Portfolio Manager with GE Asset Management's International Equities team. Brian joined GEAM in 1996. He has twenty-two years of investment experience, eleven years earned in London and eleven in the New York/Stamford area. Before joining GE Asset Management he was with the Columbus Circle Investors and Fiduciary Trust Company International. He received a Bachelor of Science (Honours) degree in Mathematics/ Statistics from the University of Leeds and is an Associate of the Institute of Actuaries.


RALPH LAYMAN
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR INTERNATIONAL EQUITY FUND
PORTFOLIO MANAGER FOR EMERGING MARKETS FUND
CO-PORTFOLIO MANAGER FOR THE STRATEGIC INVESTMENT FUND
Ralph Layman is responsible for managing GE Asset Management's International Equity operations. Ralph is an Executive Vice President of GEAM, a Trustee for the GE Pension Trust and a member of the Asset Allocation committee. He has twenty-one years of experience in the business, including five years as a Vice President and Portfolio Manager of Templeton Investment Counsel, Inc. where he managed global equity institutional accounts. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. in 1987. Ralph is the holder of a Chartered Financial Analyst designation, a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. He is also a member of the New York Stock Exchange International Capital Markets Advisory Committee and a member of the Frank Russell 20/20 Executive Committee. He holds a BS in Economics and an MS in Finance from the University of Wisconsin.

--------------------------------------------------------------------------------

ROBERT MACDOUGALL
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE INCOME FUND
CO-PORTFOLIO MANAGER FOR THE STRATEGIC INVESTMENT FUND

Robert MacDougall is a Director and Executive Vice President of GE Asset Management. He manages the overall fixed income investments for GE Asset Management. He leads a team of portfolio managers for the Income Fund. Mr. MacDougall also manages fixed income investments for the Strategic Investment Fund. He has served in those capacities since each Fund's commencement. Bob joined GEAM in 1986 as Vice President. He became a Senior Vice President in 1993 and Executive Vice President in 1997. Bob has over twenty-eight years of investment experience. Prior to joining GEAM, Bob held a variety of Financial Management positions within GE's Corporate Treasury and Financial Planning departments. Bob received both his Masters and Bachelor in Business Administration from the University of Massachusetts.


PAUL REINHARDT
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE VALUE EQUITY FUND

Paul Reinhardt is a Senior Vice President of GE Asset Management and portfolio manager of the Value Equity Fund and has served in that capacity since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987. Paul holds an MBA from Columbia University, a BA in Economics from Hartwick College, and is a member of the New York Society of Security Analysts. He is also a holder of a Chartered Financial Analyst designation.


RICHARD L. SANDERSON
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER FOR PREMIER RESEARCH EQUITY FUND

Dick Sanderson, Senior Vice President, is responsible for directing the efforts of the U.S. Equity research team. In addition, Dick shares portfolio management responsibility for the U.S. Equity Select and U.S. Research Select portfolios. He has twenty-nine years of investment experience, six with GE Asset Management. Prior to joining GEAM, Dick held positions with Alliance Capital, Neuberger and Berman, Investors Diversified Services, First National Bank of Denver, and Northern Trust Company. During his career, he was voted "Best of Buy Side" three times by Institutional Investor magazine. He received both a BA (Anthropology) and MBA (Finance) from the University of Michigan and is the holder of a Chartered Financial Analyst designation.


MICHAEL SOLECKI
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE EUROPE EQUITY FUND

Michael Solecki is Senior Vice President of GE Asset Management with International Equity portfolio management responsibilities, with particular research emphasis on European securities. Michael has fourteen years of investment experience, ten of them with GE. After completing the GE Financial Management Program, Michael became an international securities analyst with GE Asset Management. He was based in our affiliated European office in London, England from 1992-1995. Before joining GE, Michael worked for Monarch Capital Corporation as a financial analyst. He has an MBA from Fordham University, a BS in Finance from Western New England College and is a holder of the Chartered Financial Analyst designation.


DIANE WEHNER
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE MID-CAP GROWTH FUND

Diane Wehner is a Vice President with GE Asset Management responsible for Mid-Cap Growth portfolios. Diane has sixteen years of investment experience. Prior to joining GE Asset Management in 2001, she was a Vice President-Senior Portfolio Manager with Benefit Capital Management Corporation. Diane holds a Chartered Financial Analyst designation, a BA in economics from Drew University, and a MBA in finance from New York University.


CHIP WHITMAN
--------------------------------------------------------------------------------
PORTFOLIO MANAGER FOR THE MID-CAP VALUE EQUITY FUND

Chip Whitman is Senior Vice President with GE Asset Management responsible for managing the U.S. Mid-Cap Value portfolios. Chip joined GEAM after completing GE's Financial Management Program and has sixteen years investment experience. He holds an MS degree from the MIT Sloan School of Management, a BA in Mathematics from Hamilton College and is the holder of a Chartered Financial Analyst designation.

--------------------------------------------------------------------------------


SUB-ADVISERS
--------------------------------------------------------------------------------
PALISADE CAPITAL MANAGEMENT, L.L.C.

SUB-ADVISER FOR THE SMALL-CAP VALUE EQUITY FUND

The GE Small-Cap Value Equity Fund is managed by Palisade's Senior Investment Committee which is composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Richard Meisenberg, Dennison Veru and Richard Whitman. Jack Feiler, Chief Investment Officer of Palisade, has day-to-day responsibility for managing the Fund and works with the Senior Investment Committee in developing and executing the Fund's investment program.

Jack has more than 30 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. Prior to joining Palisade, Jack worked for Burnham & Co. as an Account Executive and was promoted to Senior Executive Vice President of Broad Street Investment Management in 1981. In 1990, he joined Smith Barney as Senior Vice President of Investments. Jack received his Bachelor's degree in 1964 from City College of New York and his Juris Doctor degree from Brooklyn Law School in 1967.

SSGA FUNDS MANAGEMENT, INC.

SUB-ADVISER FOR THE S&P 500 INDEX FUND

SSgA Funds Management, Inc. ("SSgA") is the sub-adviser to the S&P 500 Index Fund. SSgA assumed this role from State Street Global Advisers, a division of State Street Bank and Trust Company, an affiliate of SSgA. The GE S&P 500 Index Fund is managed by a team of portfolio managers led by Karl A. Schneider. Since 1999, Karl has been a Principal and portfolio manager in the U.S. Structured Products Group of the State Street Bank and Trust Company. Prior to joining the U.S. Structured Products Group, Karl was a portfolio manager in the firm's Currency Risk Management Group. Karl holds B.S. degrees in Finance and Investments from Babson College.

--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

TRUSTEES
Michael J. Cosgrove

John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Michael M. D'Ambrosio

DISTRIBUTOR
GE Investment Distributors, Inc
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, PRESIDENT

Eugene K. Bolton, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, MUTUAL FUNDS

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Robert A. MacDougall, EVP, FIXED INCOME

Geoffrey R. Norman, EVP, MARKETING

Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
201 MERRITT 7
PO BOX 4800
NORWALK, CT  06856-4800

WWW.GEASSETMANAGEMENT.COM

[GE LOGO OMITTED]
WE BRING GOOD THINGS TO LIFE.


GEIN-2 (9/02)